UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended December 31, 2004

Item 1. Report to Stockholders.

Ameritas

Core Strategies

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Core Strategies Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Director and Officer Information Table

Ameritas Core Strategies Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Thornburg Investment Management, Inc.

A Word from Portfolio Management:

Performance

Investment performance for the year ended December 31, 2004 was a positive 8.09%. This return was below the S&P 500 Index which returned a positive 10.87% for the same period.

Investment Strategy

The investment philosophy that is core to Thornburg is to invest in promising companies available at a discount to measures of intrinsic value. The portfolio achieves diversification through stock selection and by identifying each stock into one of three categories of value: Basic Value, Consistent Earners, and Emerging Franchises. Basic Value stocks are securities that are selling at low valuations relative to the companies' net assets or potential earning power. Some of the best performing stocks during the year came from this category of value including Amerada Hess (AHC) and ExxonMobil (XOM) as well as Unocal (UCL). All three companies benefited from the rise in the price of oil. In the case of Amerada Hess, our target price was achieved and the stock was sold. ExxonMobil and Unocal remain holdings although the positions were reduced. Performance was hurt by Basic Value stocks Seagate Technology (STX), St Paul Travelers (STA), and Hewlett Packard (HPQ). In all three securities, pricing pressure on core products and services was a material driver of lower than expected earnings. In the case of STA, this price pressure may delay or offset the expected benefits of the merger with Travelers. Seagate Technology and Hewlett Packard were sold from the portfolio.

Our second category of value is defined as Consistent Earners. These are securities with steady revenue earnings and dividend growth. For the year, this category of value as a group generated the greatest positive performance. Healthcare related issues UnitedHealth Group (UNH) and Cardinal Health (CAH) were strong performers for the year as the environment for healthcare related stocks improved, especially in the final quarter of the year. Despite higher interest rates, consumers continued healthy spending in 2004. As the second largest general merchandise retailer in the U.S., Target (TGT) benefited from this trend as well as a successful sale of underperforming assets (Mervyn's and Marshall Fields). Not all Consistent Earners faired well. Pfizer (PFE) was hurt by generic competition as well as safety concerns with its anti-arthritic drug Celebrex. The insurance industry was put under pressure in the fourth quarter by the New York State Attorney General's findings of inadequate contingent commission disclosure and bid rigging at insurance broker Marsh & McLennan (MMC). After the sell off in insurance stocks, especially MMC, we added MMC and increased our position size in American International Group, Inc. (AIG).

Emerging Franchise securities are companies in the process of establishing a leading position in a product, service or market. Companies in this category are typically growing at a much faster rate than GDP. These securities tend to be more volatile than Basic Value and Consistent Earner securities and as such position sizes tend to be smaller and the maximum exposure in aggregate is no more than 12% of the total portfolio. Eclipsys (ECLP), a healthcare technology company, was the second best performer in the portfolio followed by NII Holdings (NIHD) which was formally known as Nextel International. NII benefited from the agreed upon merger of affiliate Nextel Communications (NXTL) and Sprint (FON). A couple of Emerging Franchise holdings had negative returns. Specifically, Doubleclick (DCLK) did not do as well with its advertising and advertising measurement business as had been expected and IAC/InterActiveCorp (IACI) saw an erosion in fundamentals due to a more competitive environment. Both securities were eliminated from the portfolio.

Core Strategies Portfolio

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.04)
One year	8.09%
Five year	-13.52%
Since inception (11.1.99)	-6.44%

1 Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Outlook

As the New Year begins, Iraq, commodity prices, redress of the budget and trade deficits, and the value of the dollar will continue among major investor concerns. Through it all, corporate profits will likely continue to rise. Consumer spending remains the mainstay of our economic expansion, with the decline of oil prices late in the quarter and continuing job growth reinforcing confidence. While profits in the industrial and the material sectors may well be sustained, the focus of stock price appreciation is likely to be elsewhere this year. A weak dollar influence is not likely to recur to the same degree as last year. A pickup in corporate capital spending is more probable, however, as profits and cash flow continue to bolster corporate balance sheets. Holdings in technology issues such as Cisco Systems (CSCO) and Texas Instruments (TXN) are potential beneficiaries. There will be much commentary and worry in the coming year about rising short term interest rates and a slowdown in corporate profits. It is normal and healthy to have a slowdown in profit growth after the recovery we have experienced since 2002. Without an interest rate surprise, earnings progress of individual companies will set the trend of stock prices in the year ahead. We believe the portfolio is well positioned in the coming months and we expect healthy earnings gains in the coming year.

% of Total
Economic Sectors	Investments

Auto & Transportation	3.0%
Consumer Discretionary	19.0%
Consumer Staples	3.0%
Financial Services	27.7%
Health Care	18.0%
Integrated Oils	4.7%
Other	4.4%
Producer Durables	0.9%
Technology	12.0%
Utilities	7.3%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,073.20	$4.95
Hypothetical (5% return per year before taxes)	$1,000.00	$1,020.36	$4.82

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of net assets of Ameritas Core Strategies Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Core Strategies Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Core Strategies Portfolio

Statement of net Assets

December 31, 2004

Equity Securities - 97.1%	Shares	Value
Air Transportation - 2.7%
Southwest Airlines Co.	116,333	$1,893,901

Banks - New York City - 3.5%
Bank of New York Co., Inc.	71,700	2,396,214

Banks - Outside New York City - 7.1%
Bank of America Corp.	36,600	1,719,834
Lloyds TSB Group plc (ADR)	49,800	1,832,142
Wells Fargo & Co.	22,000	1,367,300
		4,919,276

Biotechnology - Research & Production - 1.8%
Amgen, Inc.*	19,200	1,231,680

Communications & Media - 2.4%
Time Warner, Inc.*	85,700	1,666,008

Communications Technology - 2.5%
Cisco Systems, Inc.*	69,900	1,349,070
Ditech Communications Corp.*	26,600	397,670
		1,746,740

Computer - Services, Software & Systems - 5.2%
Affiliated Computer Services, Inc.*	18,700	1,125,553
Microsoft Corp.	93,200	2,489,372
		3,614,925

Computer Technology - 0.0%
Seagate Technology, Inc., Escrowed*	3,390	-

Consumer Products - 1.9%
American Greetings Corp.	51,000	1,292,850

Diversified Financial Services - 7.6%
Citigroup, Inc.	45,200	2,177,736
Goldman Sachs Group, Inc.	15,600	1,623,024
Marsh & McLennan Co.'s, Inc.	45,000	1,480,500
		5,281,260

Drugs & Pharmaceuticals - 5.3%
Cardinal Health, Inc.	36,500	2,122,475
Pfizer, Inc.	58,300	1,567,687
		3,690,162

Electronics - Semiconductors / Components - 2.3%
Texas Instruments, Inc.	63,600	1,565,832

Entertainment - 3.0%
Fox Entertainment Group, Inc.*	54,400	1,700,544
Shanda Interactive Entertainment Ltd. (ADR)*	8,600	365,500
		2,066,044

Healthcare Facilities - 2.2%
Health Management Associates, Inc.	65,400	1,485,888
Equity Securities - Cont'd	Shares	Value
Healthcare Management Services - 4.7%
Eclipsys Corp.*	66,800	$1,364,724
UnitedHealth Group, Inc.	21,100	1,857,433
		3,222,157

Healthcare Services - 2.6%
WellPoint, Inc.*	15,900	1,828,500

Insurance - Multi-Line - 5.5%
American International Group, Inc.	31,500	2,068,605
St. Paul Travelers Co.'s, Inc.	47,300	1,753,411
		3,822,016

Investment Management Companies - 0.3%
T. Rowe Price Group, Inc.	3,300	205,260

Medical & Dental - Instruments & Supplies - 2.2%
Guidant Corp.	20,700	1,492,470

Multi-Sector Companies - 3.6%
General Electric Co.	68,300	2,492,950

Oil - Integrated International - 5.2%
Exxon Mobil Corp.	27,000	1,384,020
Unocal Corp.	50,300	2,174,972
		3,558,992

Radio & Television Broadcasters - 3.6%
DIRECTV Group, Inc.*	92,631	1,550,643
Sirius Satellite Radio, Inc.*	52,880	404,532
XM Satellite Radio Holdings, Inc.*	13,220	497,336
		2,452,511

Railroads - 2.6%
Union Pacific Corp.	27,000	1,815,750

Retail - 6.3%
Autozone, Inc.*	15,490	1,414,392
Linens 'N Things, Inc.*	48,596	1,205,181
Target Corp.	33,200	1,724,076
		4,343,649

Securities Brokers & Services - 1.2%
E*Trade Financial Corp.*	56,600	846,170

Services - Commercial - 1.3%
FTI Consulting, Inc.*	41,700	878,619

Soaps & Household Chemicals - 2.3%
Colgate-Palmolive Co.	30,800	1,575,728

Telecommunications Equipment - 0.9%
Crown Castle International Corp.*	36,700	610,688

Utilities - Cable, Television, & Radio - 2.3%
Comcast Corp., Special Class A*	48,800	1,602,592

Equity Securities - Cont'd	Shares	Value
Utilities - Telecommunications - 5.0%
Alltel Corp.	29,700	$1,745,172
NII Holdings, Inc., Class B*	36,700	1,741,415
		3,486,587

Total Equity Securities (Cost $60,587,449)		67,085,419

Total Investments (Cost $60,587,449) - 97.1%		67,085,419
Other assets and liabilities, net - 2.9%		1,986,736
Net Assets - 100%		$69,072,155

Net Assets Consist of:
Paid-in capital applicable to 4,173,807 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$84,571,549
Undistributed net investment income	57,607
Accumulated net realized gain (loss) on investments	(22,055,427)
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies	6,498,426

Net Assets	$69,072,155

Net Asset Value Per Share	$16.55

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $12,235)	$1,261,198
Total investment income	1,261,198

Expenses:
Investment advisory fee	511,595
Transfer agent fees and expenses	6,727
Accounting fees	20,510
Directors' fees and expenses	8,212
Administrative fees	50,000
Custodian fees	7,235
Reports to shareholders	32,092
Professional fees	25,763
Miscellaneous	2,769
Total expenses	664,903
Reimbursement from Advisor	(9,276)
Fees paid indirectly	(7,607)
Net expenses	648,020

Net Investment Income	613,178

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,846,398
Foreign currency transactions	1,215

Net Realized Gain (Loss)	1,847,613

Change in unrealized appreciation (depreciation) on:
Investments and foreign currency	2,638,276
Assets and liabilities denominated in foreign currencies	(1,173)
2,637,103

Net Realized and Unrealized Gain
(Loss) on Investments	4,484,716

Increase (Decrease) in Net Assets
Resulting From Operations	$5,097,894

See notes to financial statements.

Core Strategies Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$613,178	($44,134)
Net realized gain (loss)	1,847,613	3,482,945
Change in unrealized appreciation (depreciation)	2,637,103	6,909,171

Increase (Decrease) in Net Assets
Resulting From Operations	5,097,894	10,347,982

Distributions to shareholders from:
Net investment income	(572,954)	--

Capital share transactions:
Shares sold	3,151,355	6,951,811
Shares issued from merger (See Note A)	--	69,502,015
Reinvestment of distributions	572,972	--
Shares redeemed	(10,499,019)	(46,146,488)
Total capital share transactions	(6,774,692)	30,307,338

Total Increase (Decrease) in Net Assets	(2,249,752)	40,655,320

Net Assets
Beginning of year	71,321,907	30,666,587
End of year (including undistributed net investment
income of $57,607 and $16,168, respectively)	$69,072,155	$71,321,907

Capital Share Activity
Shares sold	200,979	508,275
Reinvestment of distributions	34,600	--
Shares issued from merger (See Note A)	--	4,699,300
Shares redeemed	(681,096)	(3,201,921)
Total capital share activity	(445,517)	2,005,654

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio began operations on October 31, 2003. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On October 31, 2003, the Portfolio acquired substantially all the net assets of Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, pursuant to the Agreement and Plan of Reorganization. The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of Ameritas Emerging Growth Portfolio (valued at $34,858,876), Ameritas Research Portfolio (valued at $17,252,214), and Ameritas Growth With Income Portfolio (valued at $17,390,925) to the Portfolio. Following the transfer, 2,357,168, 1,166,504, and 1,175,628 shares of the Portfolio were distributed to shareholders in liquidation of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, respectively. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the portfolios or their shareholders. The Ameritas Research Portfolio's and Ameritas Growth With Income Portfolio's net assets at the date of the acquisition, including $290,126 and ($533) of unrealized appreciation (depreciation), respectively, and $10,256,364 and $7,248,427 of accumulated net realized loss, respectively, were combined with those of the Ameritas Emerging Growth Portfolio.

The Ameritas Emerging Growth Portfolio (inception November 1, 1999) constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger. Its operations are combined with that of the Portfolio's since the Portfolio's inception in presenting the Portfolio's Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under the terms of the agreement, $52,743 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,235 was payable at year end. In addition, $14,202 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $44,138,753 and $51,120,593, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $60,661,462. Net unrealized appreciation aggregated $6,423,957, of which $7,584,371 related to appreciated securities and $1,160,414 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $2,044,216, $19,685,655, and $251,543 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$572,954	--
Total	$572,954	--

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$57,607
Capital loss carryforward	(21,981,414)
Unrealized appreciation (depreciation)	6,423,957
Total	($15,499,850)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of foreign currency transactions.

Undistributed net investment income	$1,215
Accumulated net realized gain (loss)	(1,215)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$9,022	1.74%	$524,660	July 2004

Tax Information (Unaudited)

For corporate shareholders of Core Strategies Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Core Strategies Portfolio	2004	2003
Net asset value, beginning	$15.44	$11.73
Income from investment operations
Net investment income (loss)	.15	(.01)
Net realized and unrealized gain (loss)	1.10	3.72
Total from investment operations	1.25	3.71
Distributions from:
Net investment income (loss)	(.14)	--
Total increase (decrease) in net asset value	1.11	3.71
Net asset value, ending	$16.55	$15.44

Total return*	8.09%	31.63%
Ratios to average net assets: A
Net investment income (loss)	.90%	(.12%)
Total expenses	.97%	1.42%
Expenses before offsets	.96%	.96%
Net expenses	.95%	.95%
Portfolio turnover	66%	92%
Net assets, ending (in thousands)	$69,072	$71,322

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2002	2001	2000
Net asset value, beginning	$17.86	$29.75	$37.86
Income from investment operations
Net investment income (loss)	(.07)	(.06)	(.09)
Net realized and unrealized gain (loss)	(6.06)	(10.53)	(7.32)
Total from investment operations	(6.13)	(10.59)	(7.41)
Distributions from
Net realized gains	--	(1.30)	(.70)
Total increase (decrease) in net asset value	(6.13)	(11.89)	(8.11)
Net asset value, ending	$11.73	$17.86	$29.75

Total return*	(34.32%)	(35.65%)	(19.61%)
Ratios to average net assets: A
Net investment income (loss)	(.40%)	(.27%)	(.26%)
Total expenses	1.35%	1.21%	.97%
Expenses before offsets	.95%	.96%	.89%
Net expenses	.95%	.95%	.86%
Portfolio turnover	104%	265%	213%
Net assets, ending (in thousands)	$30,667	$60,662	$113,563

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Growth

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Director and Officer Information Table

Ameritas Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

The Portfolio returned 5.58% during the twelve months ended December 31, 2004, versus a 10.87% return for S&P 500 Index and a 6.30% return for the Russell 1000 Growth Index.

Markets & Investment Climate

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Federal Reserve's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regard to the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty.

The third quarter was a difficult period for most equity securities. While value stocks managed to post modest gains during the three-month period, the markets, in general, and growth stocks, in particular, moved lower. Despite a relatively upbeat economic report from the Fed, stock prices declined in July as otherwise solid corporate earnings announcements continued to miss heightened expectations. Small-cap growth stocks led the downturn. Fortunately, conditions seemed to improve a bit in August. Notwithstanding surging oil prices and the Federal Reserve's August 10th decision to raise interest rates, value stocks rose on solid growth in the manufacturing sector and value-investor bargain hunting.

Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	5.58%
Five year	-6.60%
Since inception (11.1.99)	-3.72%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Stocks of all capitalizations and styles rose during September, as investors applauded solid earnings news and a Republican National Convention that passed without incident. Small-cap growth stocks led the uptick. On September 21st, the Fed decided to raise interest rates 25 basis points for the second time in as many months.

The fourth quarter of 2004 was a solid period for the equity markets. The positive momentum established towards the end of the third quarter continued into the final three months of the year. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. The trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Federal Reserve's 25 basis point interest rate hike on November 10th, stocks of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Federal Reserve's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the New Year approached, optimism seemed to be trumping fear and uncertainty.

Investment Strategy

Throughout the year, the Portfolio benefited from solid security selection in the consumer discretionary sector but was ultimately hurt by an underweighting in the relatively strong energy sector and an overweighting in the relatively weak information technology sector in missing the S&P 500 benchmark. At the stock level, positions in eBay Inc., Google Inc., Yahoo Inc. and XM Satellite Radio Holdings Inc. contributed most positively to portfolio performance during the twelve-month period. Conversely, positions in Netflix Inc., Teradyne Inc. and Applied Materials Inc. detracted most from fund value. As of December 31, 2004, the Portfolio remained well diversified, with information technology, consumer discretionary and healthcare representing the top three sectors. The Portfolio held 77 stocks representing 99.4% of the $84.8 million in total net assets.

During the year, the management strategy of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. On the whole, management's growth stock philosophy was a detriment to the fund's performance during a period in which value stocks outperformed their growth counterparts.

Outlook

Recently, a clear consensus has emerged, at least about the broad outlines. Most strategists believe that the markets will be up in 2005; that the economy will expand 3% to 4%; and that corporate earnings growth will slow from the torrid pace of 2004. In other areas, there is less agreement: strategists are divided about how much more the Fed will raise interest rates; where energy prices and the dollar will go; and how much consumer spending will increase. Alger's view on these big-picture themes will come as no surprise. Yes, we too, think the economy will grow 3% to 4%; that the equity markets will end 2005 higher; and that corporate earnings growth will slow. We also believe that job growth will disappoint those who look to past patterns of job creation, and that productivity will continue to surprise on the upside. We think the Fed will stop tightening sooner than most expect and that short-term rates will be no more than 3% a year from now. Finally, we believe that the consumer will bend but not break, and increase spending at least 3%. These year-end predictions, however, are often more fun than meaningful. As bottom-up stock pickers, we know that you can find good companies in mediocre sectors, and mediocre investments in great sectors, and that factors like interest rates, the dollar, and rising energy prices don't point in one direction or another for long-term investment decisions.

% of Total
Economic Sectors	Investments

Auto & Transportation	1.6%
Consumer Discretionary	31.1%
Consumer Staples	1.2%
Financial Services	9.5%
Healthcare	16.3%
Integrated Oils	0.9%
Materials & Processing	5.3%
Other	2.0%
Other Energy	10.7%
Producer Durables	2.1%
Technology	17.8%
Utilities	0.9%
Non-equity securities	0.6%

Total	100%

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. Should market conditions remain favorable, we expect that the Portfolio should outperform most of its peers.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,025.60	$4.53
Hypothetical (5% return per year before taxes)	$1,000.00	$1,020.66	$4.52

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 17, 2005

Growth Portfolio

Statement of net Assets

December 31, 2004

Equity Securities - 99.4%	Shares	Value
Air Transportation - 1.6%
FedEx Corp.	13,900	$1,369,011

Banks - New York City - 1.5%
Bank of New York Co., Inc.	25,350	847,197
JP Morgan Chase & Co.	10,700	417,407
		1,264,604

Banks - Outside New York City - 1.0%
Wells Fargo & Co.	13,500	839,025

Biotechnology - Research & Production - 4.1%
Biogen Idec, Inc.*	9,400	626,134
Genzyme Corp. - General Division*	11,500	667,805
ImClone Systems, Inc.*	17,100	787,968
OSI Pharmaceuticals, Inc.*	18,250	1,366,012
		3,447,919

Casinos & Gambling - 1.8%
Harrah's Entertainment, Inc.	6,500	434,785
MGM Mirage, Inc.*	15,700	1,142,018
		1,576,803

Chemicals - 2.6%
Dow Chemical Co.	32,700	1,618,977
Sasol Ltd. (ADR)	25,400	550,672
		2,169,649

Coal - 1.7%
Peabody Energy Corp.	18,000	1,456,380

Communications & Media - 1.7%
Time Warner, Inc.*	76,300	1,483,272

Communications Technology - 5.2%
Avaya, Inc.*	59,300	1,019,960
Cisco Systems, Inc.*	66,750	1,288,275
Motorola, Inc.	58,500	1,006,200
Symbol Technologies, Inc.	63,500	1,098,550
		4,412,985

Computer - Services, Software & Systems - 4.0%
Microsoft Corp.	92,050	2,458,655
Symantec Corp.*	35,100	904,176
		3,362,831

Computer Technology - 3.2%
Apple Computer, Inc.*	29,100	1,874,040
EMC Corp.*	58,500	869,895
		2,743,935

Equity Securities - Cont'd	Shares	Value
Consumer Electronics - 6.8%
Google, Inc.*	9,100	$1,757,210
Netflix, Inc.*	81,600	1,006,128
VeriSign, Inc.*	18,200	610,064
Yahoo!, Inc.*	63,700	2,400,216
		5,773,618

Diversified Financial Services - 1.4%
American Express Co.	21,150	1,192,226

Diversified Materials & Processing - 2.8%
Tyco International Ltd.	65,900	2,355,266

Diversified Production - 0.5%
Danaher Corp.	7,300	419,093

Drug & Grocery Store Chains - 1.2%
CVS Corp.	22,300	1,005,061

Drugs & Pharmaceuticals - 7.1%
Abbott Laboratories, Inc.	30,000	1,399,500
Gilead Sciences, Inc.*	38,950	1,362,861
IVAX Corp.*	16,450	260,239
Johnson & Johnson	13,500	856,170
Sanofi-Aventis (ADR)	21,600	865,080
Sepracor, Inc.*	21,300	1,264,581
		6,008,431

Electronics - Semiconductors / Components - 5.4%
Analog Devices, Inc.	31,150	1,150,058
Freescale Semiconductor, Inc.*	50,200	894,564
Intel Corp.	65,000	1,520,350
Linear Technology Corp.	26,550	1,029,078
		4,594,050

Entertainment - 3.0%
Viacom, Inc., Class B	46,400	1,688,496
Walt Disney Co.	30,700	853,460
		2,541,956

Financial Data Processing Services - 0.9%
Automatic Data Processing, Inc.	17,300	767,255

Financial Miscellaneous - 0.8%
MBNA Corp.	22,900	645,551

Healthcare Management Services - 2.2%
Caremark Rx, Inc.*	20,450	806,343
PacifiCare Health Systems, Inc.*	4,300	243,036
UnitedHealth Group, Inc.	9,550	840,687
		1,890,066

Healthcare Services - 2.0%
WellPoint, Inc.*	14,700	1,690,500

Hotel / Motel - 2.8%
Hilton Hotels Corp.	50,300	1,143,822
Starwood Hotels & Resorts Worldwide, Inc.	21,000	1,226,400
		2,370,222

Equity Securities - Cont'd	Shares	Value
Insurance - Multi-Line - 1.0%
Cigna Corp.	10,400	$848,328

Investment Management Companies - 2.2%
Affiliated Managers Group, Inc.*	14,075	953,440
T. Rowe Price Group, Inc.	14,400	895,680
		1,849,120

Leisure Time - 1.6%
Carnival Corp.	23,700	1,365,831

Machinery - Oil Well Equipment & Services - 6.0%
BJ Services Co.	17,400	809,796
National-Oilwell, Inc.*	53,000	1,870,370
Patterson-UTI Energy, Inc.	21,700	422,065
Schlumberger Ltd.	29,500	1,975,025
		5,077,256

Medical & Dental - Instruments & Supplies - 0.9%
Boston Scientific Corp.*	21,200	753,660

Multi-Sector Companies - 2.0%
General Electric Co.	46,650	1,702,725

Offshore Drilling - 2.2%
Transocean, Inc.*	44,700	1,894,833

Oil - Crude Producers - 0.7%
EOG Resources, Inc.	8,600	613,696

Oil - Integrated International - 0.9%
BP plc (ADR)	13,700	800,080

Radio & Television Broadcasters - 2.6%
Univision Communications, Inc.*	23,800	696,626
XM Satellite Radio Holdings, Inc.*	39,950	1,502,919
		2,199,545

Retail - 7.2%
Bed Bath & Beyond, Inc.*	21,600	860,328
Federated Department Stores, Inc.	11,200	647,248
Kohl's Corp.*	4,500	221,265
Lowe's Co.'s, Inc.	21,050	1,212,269
Target Corp.	40,450	2,100,569
Wal-Mart Stores, Inc.	19,800	1,045,836
		6,087,515

Securities Brokers & Services - 0.8%
Lehman Brothers Holdings, Inc.	7,500	656,100

Services - Commercial - 3.2%
eBay, Inc.*	23,350	2,715,138

Telecommunications Equipment - 1.6%
Research In Motion Ltd.*	16,400	1,351,688

Textiles Apparel Manufacturers - 0.3%
Polo Ralph Lauren Corp.	5,100	217,260

Equity Securities - Cont'd	Shares	Value
Utilities - Telecommunications - 0.9%
China Netcom Group Corp. Hong Kong Ltd. (ADR)*	580	$15,521
Sprint Corp.	30,800	765,380
		780,901

Total Equity Securities (Cost $74,876,699)		84,293,385

	Principal
U.S. Government Agencies and Instrumentalities - 0.6%	Amount
Fannie Mae Discount Notes, 3/23/05	$500,000	497,368

Total U.S. Government Agencies and Instrumentalities (Cost $497,368)		497,368

Total Investments (Cost $75,374,067) - 100.0%		84,790,753
Other assets and liabilities, net - (0.0%)		(20,875)
Net Assets - 100%		$84,769,878

Net Assets Consist of:
Par value and paid-in capital applicable to 1,853,939 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$122,546,668
Undistributed net investment income		48,131
Accumulated net realized gain (loss) on investments		(47,241,607)
Net unrealized appreciation (depreciation) on investments		9,416,686

Net Assets		$84,769,878

Net Asset Value Per Share		$45.72

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Growth Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $6,507)	$909,127
Interest income	15,459
Total investment income	924,586

Expenses:
Investment advisory fee	643,698
Transfer agent fees and expenses	10,980
Accounting fees	26,727
Directors' fees and expenses	9,304
Administrative fees	50,000
Custodian fees	31,774
Reports to shareholders	33,708
Professional fees	19,389
Miscellaneous	2,679
Total expenses	828,259
Reimbursement from Advisor	(62,167)
Fees paid indirectly	(2,237)
Net expenses	763,855

Net Investment Income	160,731

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	9,525,089
Change in unrealized appreciation (depreciation)	(5,356,106)

Net Realized and Unrealized Gain
(Loss) on Investments	4,168,983

Increase (Decrease) in Net Assets
Resulting From Operations	$4,329,714

See notes to financial statements.

Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$160,731	($74,114)
Net realized gain (loss)	9,525,089	9,042,583
Change in unrealized appreciation (depreciation)	(5,356,106)	14,933,654

Increase (Decrease) in Net Assets
Resulting From Operations	4,329,714	23,902,123

Distributions to shareholders from:
Net investment income	(112,600)	--

Capital share transactions:
Shares sold	2,811,505	8,348,458
Reinvestment of distributions	112,600	--
Shares redeemed	(12,831,575)	(13,419,579)
Total capital share transactions	(9,907,470)	(5,071,121)

Total Increase (Decrease) in Net Assets	(5,690,356)	18,831,002

Net Assets
Beginning of year	90,460,234	71,629,232
End of year (including undistributed net investment
income of $48,131 and $0, respectively)	$84,769,878	$90,460,234

Capital Share Activity
Shares sold	64,559	228,437
Reinvestment of distributions	2,457	--
Shares redeemed	(299,310)	(380,383)
Total capital share activity	(232,294)	(151,946)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under the terms of the agreement, $54,323 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 0.89%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio. Under the terms of the agreement, $4,235 was payable at year end. In addition, $20,110 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $167,057,362 and $177,596,413, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $76,087,890. Net unrealized appreciation aggregated $8,702,863, of which $10,688,678 related to appreciated securities and $1,985,815 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $15,004,828 and $31,522,956 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$112,600	--
Total	$112,600	--

As of December 31, 2004 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$48,131
Capital loss carryforward	(46,527,784)
Unrealized appreciation/(depreciation)	8,702,863
($37,776,790)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no borrowings outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowings by the Portfolio under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$18,786	1.73%	$737,044	August 2004

Tax Information (Unaudited)

For corporate shareholders of Growth Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Growth Portfolio	2004	2003
Net asset value, beginning	$43.36	$32.00
Income from investment operations
Net investment income (loss)	.09	(.04)
Net realized and unrealized gain (loss)	2.33	11.40
Total from investment operations	2.42	11.36
Distributions from
Net investment income	(.06)	--
Total increase (decrease) in net asset value	2.36	11.36
Net asset value, ending	$45.72	$43.36

Total return*	5.58%	35.50%
Ratios to average net assets: A
Net investment income (loss)	.19%	(.09%)
Total expenses	.97%	.94%
Expenses before offsets	.89%	.89%
Net expenses	.89%	.89%
Portfolio turnover	196%	168%
Net assets, ending (in thousands)	$84,770	$90,460

		Years Ended
	December 31,	December 31,	December 31,
Growth Portfolio	2002	2001	2000
Net asset value, beginning	$47.95	$54.86	$64.83
Income from investment operations
Net investment income	(.03)	(.04)	.04
Net realized and unrealized gain (loss)	(15.92)	(6.60)	(9.99)
Total from investment operations	(15.95)	(6.64)	(9.95)
Distributions from
Net investment income	--	(.02)	(.02)
Net realized gains	--	(.25)	--
Total distributions	--	(.27)	(.02)
Total increase (decrease) in net asset value	(15.95)	(6.91)	(9.97)
Net asset value, ending	$32.00	$47.95	$54.86

Total return*	(33.26%)	(12.11%)	(15.35%)
Ratios to average net assets: A
Net investment income	(.07%)	(.09%)	.05%
Total expenses	.94%	.90%	.87%
Expenses before offsets	.89%	.90%	.82%
Net expenses	.89%	.89%	.80%
Portfolio turnover	239%	84%	99%
Net assets, ending (in thousands)	$71,629	$132,756	$172,694

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Income & Growth

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Income & Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Director and Officer Information Table

Ameritas Income & Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

The Portfolio returned 7.86% during the twelve months ended December 31, 2004, versus a 10.87% return for S&P 500 Index and a 6.30% return for the Russell 1000 Growth Index.

Markets & Investment Climate

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Federal Reserve's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regard to the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty.

The third quarter was a difficult period for most equity securities. While value stocks managed to post modest gains during the three-month period, the markets, in general, and growth stocks, in particular, moved lower. Despite a relatively upbeat economic report from the Fed, stock prices declined in July as otherwise solid corporate earnings announcements continued to miss heightened expectations. Small-cap growth stocks led the downturn. Fortunately, conditions seemed to improve a bit in August. Notwithstanding surging oil prices and the Federal Reserve's August 10th decision to raise interest rates, value stocks rose on solid growth in the manufacturing sector and value-investor bargain hunting. Stocks of all capitalizations and styles rose during September, as investors applauded solid earnings news and a Republican National

Income & Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	7.86%
Five year	-3.63%
Since inception (11.1.99)	1.37%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Convention that passed without incident. Small-cap growth stocks led the uptick. On September 21st, the Fed decided to raise interest rates 25 basis points for the second time in as many months.

The fourth quarter of 2004 was a solid period for the equity markets. The positive momentum established towards the end of the third quarter continued into the final three months of the year. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. The trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Federal Reserve's 25 basis point interest rate hike on November 10th, stocks of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Federal Reserve's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the New Year approached, optimism seemed to be trumping fear and uncertainty.

Investment Strategy

Throughout the year, the Portfolio benefited from solid security selection in the consumer discretionary sector but ultimately hurt by poor performing health care and information technology stocks in missing the S&P 500 benchmark. At the stock level, positions in eBay Inc., Yahoo! Inc., Starwood Hotels & Resorts Worldwide Inc. and Tyco International Ltd. contributed most positively to portfolio performance during the twelve-month period. Conversely, positions in Netflix Inc., Teradyne Inc. and Cisco Systems Inc. detracted most from fund value. As of December 31, 2004, the Portfolio remained well diversified, with consumer discretionary, information technology and financial services representing the top three sectors. The Portfolio held 52 stocks representing 97.7% of the $45.8 million in total net assets.

For the year, the management strategy of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. On the whole, management's growth stock philosophy was a detriment to the fund's performance during a period in which value stocks outperformed their growth counterparts.

Outlook

Recently, a clear consensus has emerged, at least about the broad outlines. Most strategists believe that the markets will be up in 2005; that the economy will expand 3% to 4%; and that corporate earnings growth will slow from the torrid pace of 2004. In other areas, there is less agreement: strategists are divided about how much more the Fed will raise interest rates; where energy prices and the dollar will go; and how much consumer spending will increase. Alger's view on these big-picture themes will come as no surprise. Yes, we too, think the economy will grow 3% to 4%; that the equity markets will end 2005 higher; and that corporate earnings growth will slow. We also believe that job growth will disappoint those who look to past patterns of job creation, and that productivity will continue to surprise on the upside. We think the Fed will stop tightening sooner than most expect and that short-term rates will be no more than 3% a year from now. Finally, we believe that the consumer will bend but not break, and increase spending at least 3%. These year-end predictions, however, are often more fun than meaningful. As bottom-up stock pickers, we know that you can find good companies in mediocre sectors, and mediocre investments in great sectors, and that factors like interest rates, the dollar, and rising energy prices don't point in one direction or another for long-term investment decisions.

% of Total
Economic Sectors	Investments

Consumer Discretionary	23.9%
Consumer Staples	4.2%
Financial Services	12.4%
Healthcare	11.2%
Integrated Oils	5.2%
Materials & Processing	8.2%
Other	4.2%
Other Energy	2.6%
Producer Durables	5.2%
Technology	13.8%
Utilities	6.7%
Non-equity securities	2.4%

Total	100%

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. Should market conditions remain favorable, we expect that the Portfolio should outperform most of its peers.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 -- 12/31/04

Actual	$1,000.00	$1,031.40	$3.98
Hypothetical (5% return per year before taxes)	$1,000.00	$1,021.22	$3.96

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Income & Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Income & Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Income & Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Income & Growth Portfolio

Statement of Net Assets

December 31, 2004

Equity Securities - 97.7%	Shares	Value
Aerospace - 3.3%
BE Aerospace, Inc.*	35,300	$410,892
United Technologies Corp.	10,450	1,080,008
		1,490,900

Banks - New York City - 1.3%
J.P. Morgan Chase & Co.	15,300	596,853

Banks - Outside New York City - 4.1%
North Fork Bancorp, Inc.	22,575	651,289
Wells Fargo & Co.	19,800	1,230,570
		1,881,859

Biotechnology - Research & Production - 3.2%
Amgen, Inc.*	10,500	673,575
Biogen Idec, Inc.*	7,700	512,897
ImClone Systems, Inc.*	5,700	262,656
		1,449,128

Chemicals - 4.9%
Dow Chemical Co.	27,900	1,381,329
Lubrizol Corp.	7,800	287,508
Lyondell Chemical Co.	20,300	587,076
		2,255,913

Communications Technology - 3.3%
Cisco Systems, Inc.*	48,500	936,050
Motorola, Inc.	33,200	571,040
		1,507,090

Computer - Services, Software & Systems - 4.5%
Microsoft Corp.	76,600	2,045,986

Consumer Electronics - 3.5%
Netflix, Inc.*	18,750	231,188
Yahoo!, Inc.*	36,200	1,364,016
		1,595,204

Consumer Products - 1.3%
Kimberly-Clark Corp.	8,750	575,838

Diversified Financial Services - 3.7%
Citigroup, Inc.	35,300	1,700,754

Diversified Materials & Processing - 3.3%
Tyco International Ltd.	42,000	1,501,080

Drug & Grocery Store Chains - 1.8%
CVS Corp.	18,800	847,316

Drugs & Pharmaceuticals - 8.1%
Abbott Laboratories, Inc.	10,500	489,825
Bristol-Myers Squibb Co.	31,200	799,344
Gilead Sciences, Inc.*	17,800	622,822
Johnson & Johnson	18,400	1,166,928
Wyeth	14,200	604,778
		3,683,697
Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors / Components - 3.2%
Intel Corp.	52,650	$1,231,483
Texas Instruments, Inc.	9,800	241,276
		1,472,759

Electronics - Technology - 2.9%
Rockwell Automation, Inc.	26,500	1,313,075

Entertainment - 3.0%
Viacom, Inc., Class B	37,100	1,350,069

Finance - Small Loan - 0.5%
First Marblehead Corp.*	4,100	230,625

Hotel / Motel - 2.9%
Starwood Hotels and Resorts Worldwide, Inc.	22,900	1,337,360

Insurance - Multi-Line - 0.8%
Genworth Financial, Inc.	13,600	367,200

Leisure Time - 2.8%
Carnival Corp.	22,600	1,302,438

Machinery - Oil Well Equipment & Services - 2.6%
Schlumberger Ltd.	17,850	1,195,057

Multi-Sector Companies - 4.2%
General Electric Co.	52,925	1,931,762

Oil - Integrated International - 5.2%
BP plc (ADR)	20,500	1,197,200
Exxon Mobil Corp.	23,000	1,178,980
		2,376,180

Production Technology Equipment - 0.5%
Applied Materials, Inc.*	13,350	228,285

Radio & Television Broadcasters - 0.8%
XM Satellite Radio Holdings, Inc.*	9,750	366,795

Retail - 6.4%
Best Buy Co., Inc.	11,500	683,330
Home Depot, Inc.	8,200	350,468
Kohl's Corp.*	2,400	118,008
Target Corp.	17,300	898,389
Wal-Mart Stores, Inc.	16,650	879,453
		2,929,648

Securities Brokers & Services - 1.9%
Lehman Brothers Holdings, Inc.	10,100	883,548

Services - Commercial - 3.2%
eBay, Inc.*	12,600	1,465,128

Soaps & Household Chemicals - 1.5%
Procter & Gamble Co.	12,500	688,500

Equity Securities - Cont'd	Shares	Value
Telecommunications Equipment - 1.3%
Nokia OYJ (ADR)	39,200	$614,264

Tobacco - 0.9%
Altria Group, Inc.	6,650	406,315

Utilities - Electrical - 2.8%
Entergy Corp.	18,700	1,263,933

Utilities - Telecommunications - 4.0%
Sprint Corp.	28,400	705,740
Verizon Communications, Inc.	27,600	1,118,076
		1,823,816

Total Equity Securities (Cost $37,978,607)		44,678,375

	Principal
U.S. Government Agencies and Instrumentalities - 2.4%	Amount
Fannie Mae Discount Notes:
1/12/05	$200,000	199,863
1/13/05	100,000	99,925
2/4/05	100,000	99,797
3/9/05	400,000	398,258
3/16/05	100,000	99,527
Federal Home Loan Bank Discount Notes, 1/11/05	200,000	199,894

Total U.S. Government Agencies and Instrumentalities (Cost $1,097,264)		1,097,264

TOTAL INVESTMENTS (Cost $39,075,871) - 100.1%		45,775,639
Other assets and liabilities, net - (0.1%)		(24,746)
Net Assets - 100%		$45,750,893

Net Assets Consist of:
Paid-in capital applicable to 3,629,508 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$61,705,449
Undistributed net investment income		69,694
Accumulated net realized gain (loss) on investments		(22,724,018)
Net unrealized appreciation (depreciation) on investments		6,699,768

Net Assets		$45,750,893

Net Asset Value Per Share		$12.61

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Income & Growth Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $4,570)	$772,577
Interest income	22,462
Total investment income	795,039

Expenses:
Investment advisory fee	281,164
Transfer agent fees and expenses	9,593
Accounting fees	18,637
Directors' fees and expenses	4,911
Administrative fees	50,000
Custodian fees	29,455
Reports to shareholders	18,474
Professional fees	18,973
Miscellaneous	1,565
Total expenses	432,772
Reimbursement from Advisor	(68,176)
Fees paid indirectly	(13,703)
Net expenses	350,893

Net Investment Income	444,146

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,665,129
Change in unrealized appreciation (depreciation)	(759,206)

Net Realized and Unrealized Gain
(Loss) on Investments	2,905,923

Increase (Decrease) in Net Assets
Resulting From Operations	$3,350,069

See notes to financial statements.

Income & Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$444,146	$243,434
Net realized gain (loss) on investments	3,665,129	1,651,124
Change in unrealized appreciation (depreciation)	(759,206)	8,919,320

Increase (Decrease) in Net Assets
Resulting From Operations	3,350,069	10,813,878

Distributions to shareholders from:
Net investment income	(423,501)	(229,319)

Capital share transactions:
Shares sold	2,945,927	2,388,111
Reinvestment of distributions	423,501	229,319
Shares redeemed	(6,601,047)	(7,097,494)
Total capital share transactions	(3,231,619)	(4,480,064)

Total Increase (Decrease) in Net Assets	(305,051)	6,104,495

Net Assets
Beginning of year	46,055,944	39,951,449
End of year (including undistributed net investment
income of $69,694 and $53,428 respectively)	$45,750,893	$46,055,944

Capital Share Activity
Shares sold	245,973	229,808
Reinvestment of distributions	33,505	19,467
Shares redeemed	(553,292)	(727,178)
Total capital share activity	(273,814)	(477,903)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $26,952 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,235 was payable at year end. In addition, $12,466 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $41,764,159 and $45,501,480, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $39,381,913. Net unrealized appreciation aggregated $6,393,726, of which $7,115,777 related to appreciated securities and $722,051 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,719,500, $17,480,903, and $217,573 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

Distributions paid from:	2004	2003
Ordinary income	$423,501	$229,319
Total	$423,501	$229,319

As of December 31, 2004 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$69,694
Capital loss carryforward	(22,417,976)
Unrealized appreciation/(depreciation)	6,393,726
($15,954,556)

Reclassifications, as shown in the table below, have been made to the Fund's components of a net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of real estate investment trusts.

Undistributed net investment income	($4,379)
Accumulated net realized gain (loss)	$4,379

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$500	1.59%	$60,956	March 2004

Tax Information (Unaudited)

For corporate shareholders of Income & Growth Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Income & Growth Portfolio	2004	2003
Net asset value, beginning	$11.80	$9.12
Income from investment operations
Net investment income	.12	.06
Net realized and unrealized gain (loss)	.81	2.68
Total from investment operations	.93	2.74
Distributions from
Net investment income	(.12)	(.06)
Total increase (decrease) in net asset value	.81	2.68
Net asset value, ending	$12.61	$11.80

Total return*	7.86%	30.03%
Ratios to average net assets: A
Net investment income	.99%	.59%
Total expenses	.96%	.93%
Expenses before offsets	.81%	.78%
Net expenses	.78%	.78%
Portfolio turnover	96%	173%
Net assets, ending (in thousands)	$45,751	$46,056

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2002	2001	2000
Net asset value, beginning	$13.17	$16.66	$17.35
Income from investment operations
Net investment income	.04	.06	.05
Net realized and unrealized gain (loss)	(4.05)	(2.61)	.07
Total from investment operations	(4.01)	(2.55)	.12
Distributions from
Net investment income	(.04)	(.07)	(.03)
Net realized gains	--	(.87)	(.78)
Total distributions	(.04)	(.94)	(.81)
Total increase (decrease) in net asset value	(4.05)	(3.49)	(.69)
Net asset value, ending	$9.12	$13.17	$16.66

Total return*	(30.44%)	(15.38%)	0.65%
Ratios to average net assets: A
Net investment income	.28%	.34%	.34%
Total expenses	.92%	.80%	.77%
Expenses before offsets	.81%	.79%	.71%
Net expenses	.78%	.78%	.70%
Portfolio turnover	270%	100%	164%
Net assets, ending (in thousands)	$39,951	$71,828	$97,288

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Index 500

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Notes to Financial Statements
27	Financial Highlights
28	Explanation of Financial Tables
29	Proxy Voting and Availability of Quarterly Portfolio Holdings
30	Director and Officer Information Table

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by SSgA Funds Management

A word from portfolio management:

The Ameritas Index 500 Portfolio returned 10.50% for 2004, compared to 10.87% for the S&P 500 Index. The underperformance was attributable to the Portfolio's operating expenses, which a passive index does not incur. After a rocky third quarter, equities dramatically picked up in October when a number of solid corporate profit reports encouraged investors to maintain positions in the face of a renewed surge in crude oil. When the US presidential election was decided quickly and without controversy, the bulls mounted a fresh stampede to the upside. The rally continued into December with additional gains of 3.37%. This was more than welcomed news after experiencing small positive returns in the first half of the year and a difficult market during most of the third quarter. The equity market sank in July and August, weighted by second-quarter earnings releases that failed to offer enough exuberance regarding the second half of the year, a stunningly weak July jobs report and a sharp rise in crude oil prices.

All ten economic sectors posted positive results for the year. Energy and Utilities had the highest total returns, while Financials, Industries and Energy were the greatest contributors to the Portfolio's return. Financials, Industrials, and Energy were bolstered by the respective strengths of Bank of America, General Electric (GE), and Exxon Mobil. During the second quarter, Bank of America benefited from its expanded customer base resulting from its merger with FleetBoston and new focus on its higher-margin consumer loan department. GE had a share increase from an acquisition in April, and also moved from being solely a growth stock in the Russell Indexes to mostly value, leading to increased demand from indexers. Not surprisingly, Energy was a top performer this year due to surging oil prices, which fueled investor optimism and brought in a total return of 31.24% for the Portfolio.

Healthcare was the weakest performing sector for the year as threats of competition from drug imports and concerns about declining new-product pipelines punished some of the larger companies within this segment. In late September, Merck recalled its multi-billion dollar arthritis drug Vioxx after research concluded that the drug doubled the risk of heart attack or stroke. Pfizer also trailed the overall sector after the company lowered its revenue expectations for the quarter. Additionally, risk surrounding the presidential election weighed heavily on drug stocks. Information Technology was not far behind Healthcare, having been the worst-performing of the market during the third quarter of 2004, as measured by the S&P 500 Index. In general, many of the more speculative companies in this sector fell due to lackluster spending on technology by Corporate America.

The top contributors to the Portfolio's return for the 12 month period ending December 31, 2004 were Exxon Mobil, GE and Johnson & Johnson, while Pfizer, Intel and Cisco Systems were the largest detractors.

Index 500 Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	10.50%
Five year	-2.69%
Since inception (11.1.99)	-1.13%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Economic Sectors	Investments

Auto & Transportation	2.3%
Consumer Discretionary	13.5%
Consumer Staples	5.5%
Financial Services	16.3%
Healthcare	10.9%
Integrated Oils	3.2%
Materials & Processing	3.3%
Non Equity Securities	1.4%
Other	4.7%
Other Energy	1.9%
Producer Durables	3.3%
Technology	25.3%
Utilities	8.4%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,069.80	$1.98
Hypothetical (5% return per year before taxes)	$1,000.00	$1,023.23	$1.93

* Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Index 500 Portfolio:

We have audited the accompanying statement of net assets of Ameritas Index 500 Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Index 500 Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Index 500 Portfolio

Statement of Net Assets

December 31, 2004

Equity Securities - 98.5%	Shares	Value
Advertising Agencies - 0.2%
Interpublic Group Co.'s., Inc.*	4,500	$60,300
Omnicom Group, Inc.	1,900	160,208
		220,508

Aerospace - 1.3%
Boeing Co.	8,700	450,399
Goodrich Corp.	1,300	42,432
Lockheed Martin Corp.	4,600	255,530
Northrop Grumman Corp.	3,806	206,894
Rockwell Collins, Inc.	1,900	74,936
United Technologies Corp.	5,200	537,420
		1,567,611

Agriculture - Fish & Ranch - 0.1%
Monsanto Co.	2,840	157,762

Air Transportation - 0.4%
Delta Air Lines, Inc.*	1,500	11,220
FedEx Corp.	3,100	305,319
Southwest Airlines Co.	8,050	131,054
		447,593

Aluminum - 0.2%
Alcoa, Inc.	8,920	280,266

Auto Parts - After Market - 0.1%
Genuine Parts Co.	1,700	74,902

Auto Parts - Original Equipment - 0.1%
Dana Corp.	1,700	29,461
Delphi Corp.	5,800	52,316
Visteon Corp.	900	8,793
		90,570

Auto Trucks & Parts - 0.2%
Navistar International Corp.*	700	30,786
Paccar, Inc.	1,850	148,888
		179,674

Automobiles - 0.4%
Ford Motor Co.	19,190	280,942
General Motors Corp.	5,972	239,238
		520,180

Banks - New York City - 1.4%
Bank of New York Co., Inc.	8,000	267,360
JPMorgan Chase & Co.	36,738	1,433,149
		1,700,509

Banks - Outside New York City - 6.2%
AmSouth Bancorp	3,500	90,650
Bank of America Corp.	41,640	1,956,664
BB&T Corp.	5,600	235,480
Comerica, Inc.	1,700	103,734
Compass Bancshares, Inc.	1,200	58,404

Equity Securities - Cont'd	Shares	Value
Banks - Outside New York City - Cont'd
Fifth Third Bancorp	5,783	$273,420
First Horizon National Corp.	1,300	56,043
Huntington Bancshares, Inc.	2,330	57,737
KeyCorp Ltd.	4,300	145,770
M&T Bank Corp.	1,200	129,408
Marshall & Ilsley Corp.	2,400	106,080
Mellon Financial Corp.	4,200	130,662
National City Corp.	6,700	251,585
North Fork Bancorp, Inc.	4,800	138,480
Northern Trust Corp.	2,200	106,876
PNC Financial Services Group, Inc.	3,000	172,320
Regions Financial Corp.	4,816	171,401
State Street Corp.	3,500	171,920
Suntrust Banks, Inc.	3,700	273,356
Synovus Financial Corp.	3,100	88,598
US Bancorp	19,321	605,134
Wachovia Corp.	16,626	874,528
Wells Fargo & Co.	17,500	1,087,625
Zions Bancorp	1,000	68,030
		7,353,905

Beverage - Brewery & Winery - 0.4%
Adolph Coors Co., Class B	400	30,268
Anheuser-Busch Co.'s, Inc.	8,100	410,913
		441,181

Beverage - Distillers - 0.1%
Brown-Forman Corp., Class B	1,200	58,416

Beverage - Soft Drinks - 1.8%
Coca-Cola Co.	25,000	1,040,750
Coca-Cola Enterprises, Inc.	4,900	102,165
Pepsi Bottling Group, Inc.	2,800	75,712
Pepsico, Inc.	17,470	911,934
		2,130,561

Biotechnology - Research & Production - 1.3%
Amgen, Inc.*	13,080	839,082
Baxter International, Inc.	6,300	217,602
Biogen Idec, Inc.*	3,355	223,477
Chiron Corp.*	1,900	63,327
Genzyme Corp. - General Division*	2,400	139,368
Millipore Corp.*	600	29,886
		1,512,742

Building Materials - 0.2%
Masco Corp.	4,400	160,732
Vulcan Materials Co.	1,100	60,071
		220,803

Casinos & Gambling - 0.2%
Harrah's Entertainment, Inc.	1,200	80,268
International Game Technology	3,700	127,206
		207,474

Chemicals - 1.4%
Air Products & Chemicals, Inc.	2,400	139,128
Dow Chemical Co.	9,822	486,287
E.I. Du Pont de Nemours & Co.	10,200	500,310
Eastman Chemical Co.	900	51,957

Equity Securities - Cont'd	Shares	Value
Chemicals - Cont'd
Ecolab, Inc.	2,700	$94,851
Great Lakes Chemical Corp.	600	17,094
Hercules, Inc.*	1,100	16,335
Praxair, Inc.	3,400	150,110
Rohm & Haas Co.	2,300	101,729
Sigma-Aldrich Corp.	700	42,322
		1,600,123

Communications & Media - 0.8%
Time Warner, Inc.*	47,200	917,568

Communications Technology - 2.8%
ADC Telecommunications, Inc.*	9,800	26,264
Avaya, Inc.*	4,558	78,398
CIENA Corp.*	5,500	18,370
Cisco Systems, Inc.*	67,800	1,308,540
Comverse Technology, Inc.*	2,200	53,790
Corning, Inc.*	14,500	170,665
JDS Uniphase Corp.*	16,200	51,354
L-3 Communications Holdings, Inc.	1,100	80,564
Lucent Technologies, Inc.*	44,300	166,568
Motorola, Inc.	24,601	423,137
NCR Corp.*	900	62,307
Qualcomm, Inc.	17,000	720,800
Scientific-Atlanta, Inc.	1,600	52,816
Symbol Technologies, Inc.	2,100	36,330
Tellabs, Inc.*	4,800	41,232
		3,291,135

Computer - Services, Software & Systems - 4.2%
Adobe Systems, Inc.	2,500	156,850
Affiliated Computer Services, Inc.*	1,300	78,247
Autodesk, Inc.	2,400	91,080
BMC Software, Inc.*	2,600	48,360
Citrix Systems, Inc.*	1,700	41,701
Computer Associates International, Inc.	5,900	183,254
Computer Sciences Corp.*	1,900	107,103
Compuware Corp.*	4,600	29,762
Intuit, Inc.*	2,000	88,020
Mercury Interactive Corp.*	1,000	45,550
Microsoft Corp.	112,000	2,991,520
Novell, Inc.*	3,900	26,325
Oracle Corp.*	53,200	729,904
Parametric Technology Corp.*	3,200	18,848
QLogic Corp.*	1,100	40,403
Siebel Systems, Inc.*	5,200	54,600
Symantec Corp.*	6,400	164,864
Veritas Software Corp.*	4,200	119,910
		5,016,301

Computer Technology - 3.9%
Apple Computer, Inc.*	4,100	264,040
Dell, Inc.*	25,700	1,082,998
Electronic Data Systems Corp.	5,100	117,810
EMC Corp.*	24,500	364,315
Gateway, Inc.*	4,000	24,040
Hewlett-Packard Co.	30,984	649,734
International Business Machines Corp.	17,200	1,695,576
Network Appliance, Inc.*	3,600	119,592
Nvidia Corp.*	1,800	42,408

Equity Securities - Cont'd	Shares	Value
Computer Technology - Cont'd
Sun Microsystems, Inc.*	35,400	$190,452
Unisys Corp.*	3,500	35,630
		4,586,595

Consumer Electronics - 0.6%
Electronic Arts, Inc.*	3,200	197,376
Yahoo!, Inc.*	14,100	531,288
		728,664

Consumer Products - 0.8%
Alberto-Culver Co.	850	41,285
Gillette Co.	10,200	456,756
International Flavors & Fragrances, Inc.	1,000	42,840
Kimberly-Clark Corp.	5,100	335,631
Snap-On, Inc.	600	20,616
		897,128

Containers & Packaging - Paper & Plastic - 0.1%
Bemis Co.	1,200	34,908
Pactiv Corp.*	1,600	40,464
Sealed Air Corp.*	800	42,616
Temple-Inland, Inc.	600	41,040
		159,028

Copper - 0.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	1,700	64,991
Phelps Dodge Corp.	1,000	98,920
		163,911

Cosmetics - 0.2%
Avon Products, Inc.	5,000	193,500

Diversified Financial Services - 4.7%
American Express Co.	12,900	727,173
CIT Group, Inc.	2,100	96,222
Citigroup, Inc.	53,506	2,577,919
Goldman Sachs Group, Inc.	5,000	520,200
Marsh & McLennan Co.'s	5,400	177,660
Merrill Lynch & Co., Inc.	9,500	567,815
Metlife, Inc.	7,700	311,927
Morgan Stanley	11,200	621,824
		5,600,740

Diversified Materials & Processing - 0.8%
American Standard Co.'s*	2,200	90,904
Ashland, Inc.	800	46,704
Ball Corp.	1,200	52,776
Engelhard Corp.	1,300	39,871
Tyco International Ltd.	20,625	737,138
		967,393

Diversified Production - 0.2%
Danaher Corp.	3,200	183,712
Dover Corp.	2,000	83,880
		267,592

Drug & Grocery Store Chains - 0.8%
Albertson's, Inc.	4,000	95,520
CVS Corp.	4,100	184,787
Kroger Co.*	7,800	136,812

Equity Securities - Cont'd	Shares	Value
Drug & Grocery Store Chains - Cont'd
Safeway, Inc.*	4,600	$90,804
Supervalu, Inc.	1,400	48,328
Walgreen Co.	10,500	402,885
		959,136

Drugs & Pharmaceuticals - 7.3%
Abbott Laboratories, Inc.	16,000	746,400
Allergan, Inc.	1,400	113,498
AmerisourceBergen Corp.	1,003	58,856
Bristol-Myers Squibb Co.	20,200	517,524
Cardinal Health, Inc.	4,550	264,583
Eli Lilly & Co.	11,400	646,950
Forest Laboratories, Inc.*	3,900	174,954
Gilead Sciences, Inc.*	4,400	153,956
Hospira, Inc.*	1,700	56,950
Johnson & Johnson	30,632	1,942,681
King Pharmaceuticals, Inc.*	2,500	31,000
Medimmune, Inc.*	2,700	73,197
Merck & Co., Inc.	23,000	739,220
Mylan Laboratories, Inc.	2,800	49,504
Pfizer, Inc.	77,642	2,087,793
Schering-Plough Corp.	14,300	298,584
Watson Pharmaceutical, Inc.*	1,200	39,372
Wyeth	13,700	583,483
		8,578,505

Education Services - 0.1%
Apollo Group, Inc.*	1,800	145,278

Electrical - Household Appliances - 0.1%
Maytag Corp.	800	16,880
Whirlpool Corp.	700	48,447
		65,327

Electronic Equipment & Components - 0.4%
Cooper Industries Ltd.	1,000	67,890
Emerson Electric Co.	4,400	308,440
Molex, Inc.	2,025	60,750
Power-One, Inc.*	1,100	9,812
		446,892

Electronics - 0.0%
Sanmina-SCI Corp.*	5,100	43,197

Electronics - Gauge & Meter - 0.1%
Tektronix, Inc.	1,000	30,210
Thermo Electron Corp.*	1,700	51,323
		81,533

Electronics - Medical Systems - 0.5%
Medtronic, Inc.	12,400	615,908

Electronics - Semiconductors / Components - 2.6%
Advanced Micro Devices, Inc.*	3,700	81,474
Altera Corp.*	4,100	84,870
Analog Devices, Inc.	3,900	143,988
Applied Micro Circuits Corp.*	3,500	14,735
Broadcom Corp.*	3,300	106,524
Freescale Semiconductor, Inc., Class B*	4,116	75,570
Intel Corp.	65,100	1,522,689

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors / Components - Cont'd
Jabil Circuit, Inc.*	2,200	$56,276
Linear Technology Corp.	3,200	124,032
LSI Logic Corp.*	4,000	21,920
Maxim Integrated Products, Inc.	3,300	139,887
Micron Technology, Inc.*	6,500	80,275
National Semiconductor Corp.	3,800	68,210
PMC - Sierra, Inc.*	2,000	22,500
Texas Instruments, Inc.	17,900	440,698
Xilinx, Inc.	3,700	109,705
		3,093,353

Electronics - Technology - 0.5%
General Dynamics Corp.	2,100	219,660
PerkinElmer, Inc.	1,400	31,486
Raytheon Co.	4,500	174,735
Rockwell Automation, Inc.	2,000	99,100
Solectron Corp.*	8,800	46,904
		571,885

Energy & Contracting Services - 0.0%
Fluor Corp.	800	43,608

Energy Miscellaneous - 0.2%
Calpine Corp.*	4,100	16,154
Sunoco, Inc.	700	57,197
Valero Energy Corp.	2,600	118,040
		191,391

Entertainment - 1.5%
News Corp.	26,700	498,222
Viacom, Inc., Class B	17,503	636,934
Walt Disney Co.	21,100	586,580
		1,721,736

Finance - Small Loan - 0.2%
SLM Corp.	4,400	234,916

Finance Companies - 0.2%
Capital One Financial Corp.	2,500	210,525

Financial Data Processing Services - 0.8%
Automatic Data Processing, Inc.	5,900	261,665
First Data Corp.	8,434	358,782
Fiserv, Inc.*	2,000	80,380
Paychex, Inc.	3,950	134,616
SunGard Data Systems, Inc.*	3,100	87,823
		923,266

Financial Information Services - 0.2%
Dow Jones & Co., Inc.	900	38,754
Equifax, Inc.	1,500	42,150
Moody's Corp.	1,500	130,275
		211,179

Financial Miscellaneous - 1.7%
AMBAC Financial Group, Inc.	1,100	90,343
Fannie Mae	10,000	712,100
Freddie Mac	7,100	523,270
H & R Block, Inc.	1,600	78,400
MBIA, Inc.	1,400	88,592

Equity Securities - Cont'd	Shares	Value
Financial Miscellaneous - Cont'd
MBNA Corp.	13,100	$369,289
MGIC Investment Corp.	1,000	68,910
Providian Financial Corp.*	3,200	52,704
		1,983,608

Foods - 1.4%
Campbell Soup Co.	4,200	125,538
ConAgra, Inc.	5,100	150,195
General Mills, Inc.	3,600	178,956
H.J. Heinz Co.	3,600	140,364
Hershey Foods Corp.	2,600	144,404
Kellogg Co.	4,200	187,572
McCormick & Co., Inc.	1,500	57,900
Sara Lee Corp.	8,300	200,362
Sysco Corp.	6,500	248,105
William Wrigley Jr. Co.	2,300	159,137
		1,592,533

Forest Products - 0.3%
Georgia-Pacific Corp.	2,746	102,920
Louisiana-Pacific Corp.	1,300	34,762
Weyerhaeuser Co.	2,400	161,328
		299,010

Gold - 0.2%
Newmont Mining Corp.	4,700	208,727

Healthcare Facilities - 0.4%
HCA, Inc.	4,200	167,832
Health Management Associates, Inc.	2,400	54,528
Laboratory Corp. of America Holdings, Inc.*	1,500	74,730
Manor Care, Inc.	900	31,887
Quest Diagnostics, Inc.	1,100	105,105
Tenet Healthcare Corp.*	5,000	54,900
		488,982

Healthcare Management Services - 0.9%
Aetna, Inc.	1,500	187,125
Caremark Rx, Inc.*	4,674	184,296
Humana, Inc.*	1,800	53,442
IMS Health, Inc.	2,461	57,120
UnitedHealth Group, Inc.	6,700	589,801
		1,071,784

Healthcare Services - 0.5%
Express Scripts, Inc.*	800	61,152
McKesson Corp.	3,000	94,380
Medco Health Solutions, Inc.*	2,890	120,224
WellPoint, Inc.*	3,000	345,000
		620,756

Home Building - 0.2%
Centex Corp.	1,300	77,454
KB Home	500	52,200
Pulte Homes, Inc.	1,200	76,560
		206,214

Hotel / Motel - 0.3%
Hilton Hotels Corp.	4,000	90,960
Marriott International, Inc.	2,400	151,152

Equity Securities - Cont'd	Shares	Value
Hotel / Motel - Cont'd
Starwood Hotels and Resorts Worldwide, Inc.	2,100	$122,640
		364,752

Household Equipment & Products - 0.1%
Black & Decker Corp.	800	70,664
Stanley Works	800	39,192
		109,856

Household Furnishings - 0.1%
Leggett & Platt, Inc.	2,000	56,860
Newell Rubbermaid, Inc.	2,600	62,894
		119,754

Identification Control & Filter Devices - 0.3%
Agilent Technologies, Inc.*	5,078	122,380
American Power Conversion Corp.	2,000	42,800
Pall Corp.	1,400	40,530
Parker Hannifin Corp.	1,300	98,462
Waters Corp.*	1,300	60,827
		364,999

Insurance - Life - 0.4%
Jefferson-Pilot Corp.	1,350	70,146
Principal Financial Group	3,200	131,008
Prudential Financial, Inc.	5,400	296,784
		497,938

Insurance - Multi-Line - 2.9%
Aflac, Inc.	5,200	207,168
Allstate Corp.	7,000	362,040
American International Group, Inc.	26,910	1,767,180
AON Corp.	3,400	81,124
CIGNA Corp.	1,400	114,198
Cincinnati Financial Corp.	1,690	74,799
Hartford Financial Services, Inc.	3,000	207,930
Lincoln National Corp.	1,800	84,024
Loews Corp.	2,000	140,600
Safeco Corp.	1,200	62,688
St. Paul Travelers Co.'s, Inc.	7,003	259,613
Torchmark Corp.	1,100	62,854
UnumProvident Corp.	2,800	50,232
		3,474,450

Insurance - Property & Casualty - 0.5%
ACE Ltd.	2,900	123,975
Chubb Corp.	2,000	153,800
Progressive Corp.	2,100	178,164
XL Capital Ltd.	1,500	116,475
		572,414

Investment Management Companies - 0.1%
Federated Investors, Inc., Class B	1,200	36,480
Janus Capital Group, Inc.	2,700	45,387
T. Rowe Price Group, Inc.	1,400	87,080
		168,947

Jewelry Watches & Gems - 0.0%
Tiffany & Co.	1,600	51,152

Equity Securities - Cont'd	Shares	Value
Leisure Time - 0.3%
Carnival Corp.	6,600	$380,358

Machinery - Agricultural - 0.2%
Deere & Co.	2,600	193,440

Machinery - Construction & Handling - 0.3%
Caterpillar, Inc.	3,500	341,285

Machinery - Engines - 0.0%
Cummins, Inc.	500	41,895

Machinery - Industrial / Specialty - 0.4%
Illinois Tool Works, Inc.	3,100	287,308
Ingersoll-Rand Co.	1,700	136,510
		423,818

Machinery - Oil Well Equipment & Services - 0.8%
Baker Hughes, Inc.	3,500	149,345
BJ Services Co.	1,700	79,118
Halliburton Co.	4,600	180,504
Nabors Industries Ltd.*	1,600	82,064
Noble Corp.*	1,500	74,610
Rowan Co.'s, Inc.*	1,100	28,490
Schlumberger Ltd.	6,000	401,700
		995,831

Medical & Dental - Instruments & Supplies - 1.2%
Bausch & Lomb, Inc.	500	32,230
Becton Dickinson & Co.	2,600	147,680
Biomet, Inc.	2,675	116,068
Boston Scientific Corp.*	8,600	305,730
C.R. Bard, Inc.	1,000	63,980
Guidant Corp.	3,300	237,930
St. Jude Medical, Inc.*	3,600	150,948
Stryker Corp.	4,200	202,650
Zimmer Holdings, Inc.*	2,580	206,710
		1,463,926

Milling - Fruit & Grain Production - 0.1%
Archer-Daniels-Midland Co.	6,992	155,992

Miscellaneous Equipment - 0.1%
W.W. Grainger, Inc.	1,000	66,620

Multi-Sector Companies - 4.7%
3M Co.	8,000	656,560
Brunswick Corp.	1,000	49,500
Eaton Corp.	1,600	115,776
Fortune Brands, Inc.	1,500	115,770
General Electric Co.	108,900	3,974,850
Honeywell International, Inc.	9,037	320,000
ITT Industries, Inc.	1,000	84,450
Johnson Controls, Inc.	2,000	126,880
Textron, Inc.	1,500	110,700
		5,554,486

Office Furniture & Business Equipment - 0.3%
Lexmark International, Inc.*	1,400	119,000
Pitney Bowes, Inc.	2,400	111,072
Xerox Corp.*	8,600	146,286
		376,358
Equity Securities - Cont'd	Shares	Value
Office Supplies - 0.1%
Avery Dennison Corp.	1,200	$71,964

Offshore Drilling - 0.1%
Transocean, Inc.*	2,881	122,126

Oil - Crude Producers - 0.8%
Anadarko Petroleum Corp.	2,574	166,821
Apache Corp.	3,296	166,679
Burlington Resources, Inc.	4,000	174,000
Devon Energy Corp.	5,000	194,600
EOG Resources, Inc.	1,200	85,632
Kerr-McGee Corp.	1,500	86,685
XTO Energy, Inc.	2,600	91,988
		966,405

Oil - Integrated Domestic - 0.8%
Amerada Hess Corp.	900	74,142
ConocoPhillips	7,094	615,972
Occidental Petroleum Corp.	4,100	239,276
		929,390

Oil - Integrated International - 4.1%
ChevronTexaco Corp.	21,804	1,144,928
Exxon Mobil Corp.	66,550	3,411,353
Marathon Oil Corp.	3,600	135,396
Unocal Corp.	2,800	121,072
		4,812,749

Paints & Coatings - 0.2%
PPG Industries, Inc.	1,800	122,688
Sherwin-Williams Co.	1,400	62,482
		185,170

Paper - 0.2%
International Paper Co.	5,031	211,302
MeadWestvaco Corp.	2,161	73,236
		284,538

Photography - 0.1%
Eastman Kodak Co.	2,800	90,300

Production Technology Equipment - 0.4%
Applied Materials, Inc.*	17,800	304,380
KLA-Tencor Corp.*	2,000	93,160
Novellus Systems, Inc.*	1,200	33,468
Teradyne, Inc.*	2,000	34,140
		465,148

Publishing - Miscellaneous - 0.3%
McGraw-Hill Co.'s, Inc.	2,000	183,080
Meredith Corp.	600	32,520
RR Donnelley & Sons Co.	2,300	81,167
		296,767

Publishing - Newspapers - 0.4%
Gannett Co., Inc.	2,600	212,420
Knight Ridder, Inc.	800	53,552
New York Times Co.	1,500	61,200
Tribune Co.	3,202	134,932
		462,104

Equity Securities - Cont'd	Shares	Value
Radio & Television Broadcasters - 0.3%
Clear Channel Communications, Inc.	6,100	$204,289
Univision Communications, Inc.*	3,500	102,445
		306,734

Railroads - 0.5%
Burlington Northern Santa Fe Corp.	3,700	175,047
CSX Corp.	2,300	92,184
Norfolk Southern Corp.	4,200	151,998
Union Pacific Corp.	2,700	181,575
		600,804

Real Estate Investment Trust - 0.6%
Apartment Investment & Management Co.	1,000	38,540
Archstone-Smith Trust	2,000	76,600
Equity Office Properties Trust	4,300	125,216
Equity Residential Properties Trust	3,000	108,540
Plum Creek Timber Co., Inc.	1,900	73,036
ProLogis	2,000	86,660
Simon Property Group, Inc.	2,200	142,274
		650,866

Recreational Vehicles & Boats - 0.2%
Harley-Davidson, Inc.	3,100	188,325

Rent & Lease Services - Commercial - 0.0%
Ryder System, Inc.	700	33,439

Restaurants - 0.8%
Darden Restaurants, Inc.	1,750	48,545
McDonald's Corp.	12,900	413,574
Starbucks Corp.*	4,200	261,912
Wendy's International, Inc.	1,200	47,112
Yum! Brands, Inc.	3,000	141,540
		912,683

Retail - 5.6%
Autonation, Inc.*	3,000	57,630
Autozone, Inc.*	700	63,917
Bed Bath & Beyond, Inc.*	3,100	123,473
Best Buy Co., Inc.	3,400	202,028
Big Lots, Inc.*	1,200	14,556
Circuit City Stores, Inc.	1,900	29,716
Costco Wholesale Corp.	4,700	227,527
Dillards, Inc.	800	21,496
Dollar General Corp.	3,550	73,733
Family Dollar Stores, Inc.	1,900	59,337
Federated Department Stores, Inc.	1,600	92,464
Fisher Scientific International*	1,200	74,856
Gap, Inc.	8,800	185,856
Home Depot, Inc.	22,600	965,924
J.C. Penney Co., Inc.	3,000	124,200
Kohl's Corp.*	3,500	172,095
Limited Brands, Inc.	3,881	89,341
Lowe's Co.'s, Inc.	7,700	443,443
May Department Stores Co.	3,200	94,080
Nordstrom, Inc.	1,500	70,095
Office Depot, Inc.*	3,300	57,288
OfficeMax, Inc.	1,000	31,380
RadioShack Corp.	1,800	59,184

Equity Securities - Cont'd	Shares	Value
Retail - Cont'd
Sears, Roebuck & Co.	2,000	$102,060
Staples, Inc.	5,000	168,550
Target Corp.	9,300	482,949
TJX Co.'s, Inc.	5,200	130,676
Toys R US, Inc.*	2,200	45,034
Wal-Mart Stores, Inc.	43,600	2,302,952
		6,565,840

Savings & Loans - 0.5%
Golden West Financial Corp.	3,200	196,544
Sovereign Bancorp, Inc.	3,300	74,415
Washington Mutual, Inc.	8,900	376,292
		647,251

Scientific Equipment & Supplies - 0.0%
Applera Corp. - Applied Biosystems Group	2,200	46,002

Securities Brokers & Services - 0.8%
Bear Stearns Co.'s, Inc.	1,085	111,006
Charles Schwab Corp.	14,200	169,832
Countrywide Financial Corp.	5,800	214,658
E*Trade Financial Corp.*	4,100	61,295
Franklin Resources, Inc.	2,500	174,125
Lehman Brothers Holdings, Inc.	2,700	236,196
		967,112

Services - Commercial - 1.2%
Allied Waste Industries, Inc.*	3,700	34,336
Cendant Corp.	10,700	250,166
Cintas Corp.	1,800	78,948
Convergys Corp.*	1,600	23,984
eBay, Inc.*	6,700	779,076
Monster Worldwide, Inc.*	1,200	40,368
Robert Half International, Inc.	1,800	52,974
Sabre Holdings Corp.	1,434	31,777
Waste Management, Inc.	5,700	170,658
		1,462,287

Shoes - 0.2%
Nike, Inc., Class B	2,600	235,794
Reebok International Ltd.	600	26,400
		262,194

Soaps & Household Chemicals - 1.5%
Clorox Co.	1,500	88,395
Colgate-Palmolive Co.	5,500	281,380
Procter & Gamble Co.	26,100	1,437,588
		1,807,363

Steel - 0.1%
Allegheny Technologies, Inc.	750	16,253
Nucor Corp.	1,600	83,744
United States Steel Corp.	1,000	51,250
		151,247

Telecommunications Equipment - 0.0%
Andrew Corp.*	1,900	25,897

Equity Securities - Cont'd	Shares	Value
Textiles Apparel Manufacturers - 0.2%
Coach, Inc.*	2,000	$112,800
Jones Apparel Group, Inc.	1,400	51,198
Liz Claiborne, Inc.	1,100	46,431
VF Corp.	1,200	66,456
		276,885

Tires & Rubber - 0.0%
Cooper Tire & Rubber Co.	800	17,240
Goodyear Tire & Rubber Co.*	1,800	26,388
		43,628

Tobacco - 1.3%
Altria Group, Inc.	21,200	1,295,320
Reynolds American, Inc.	1,500	117,900
UST, Inc.	1,800	86,598
		1,499,818

Toys - 0.1%
Hasbro, Inc.	1,900	36,822
Mattel, Inc.	4,500	87,705
		124,527

Transportation Miscellaneous - 0.8%
United Parcel Service, Inc., Class B	11,600	991,336

Utilities - Cable, Television, & Radio - 0.6%
Comcast Corp.*	22,981	764,808

Utilities - Electrical - 2.7%
AES Corp.*	6,700	91,589
Allegheny Energy, Inc.*	1,600	31,536
Ameren Corp.	1,900	95,266
American Electric Power Co., Inc.	4,100	140,794
Centerpoint Energy, Inc.	3,200	36,160
Cinergy Corp.	1,900	79,097
CMS Energy Corp.*	1,800	18,810
Consolidated Edison, Inc.	2,400	105,000
Constellation Energy Group, Inc.	1,800	78,678
Dominion Resources, Inc.	3,416	231,400
DTE Energy Co.	1,800	77,634
Duke Energy Corp.	9,600	243,168
Edison International	3,200	102,496
Entergy Corp.	2,300	155,457
Exelon Corp.	6,800	299,676
FirstEnergy Corp.	3,461	136,744
FPL Group, Inc.	1,900	142,025
NiSource, Inc.	2,940	66,973
PG&E Corp.*	4,200	139,776
Pinnacle West Capital Corp.	1,000	44,410
PPL Corp.	1,900	101,232
Progress Energy, Inc.	2,541	114,955
Public Service Enterprise Group, Inc.	2,500	129,425
Southern Co.	7,800	261,456
Teco Energy, Inc.	2,000	30,680
TXU Corp.	2,500	161,400
XCEL Energy, Inc.	4,345	79,079
		3,194,916

Equity Securities - Cont'd	Shares	Value
Utilities - Gas Distribution - 0.2%
KeySpan Corp.	1,700	$67,065
Kinder Morgan, Inc.	1,200	87,756
Nicor, Inc.	500	18,470
Peoples Energy Corp.	400	17,580
Sempra Energy	2,400	88,032
		278,903

Utilities - Gas Pipelines - 0.2%
Dynegy, Inc.*	4,500	20,790
El Paso Energy Corp.	7,059	73,414
Williams Co.'s, Inc.	5,100	83,079
		177,283

Utilities - Telecommunications - 3.2%
Alltel Corp.	3,100	182,156
AT&T Corp.	8,515	162,296
Bellsouth Corp.	18,300	508,557
CenturyTel, Inc.	1,400	49,658
Citizens Communications Co.	3,000	41,370
Nextel Communications, Inc.*	11,500	345,000
Qwest Communications International, Inc.*	18,834	83,623
SBC Communications, Inc.	34,300	883,911
Sprint Corp.	15,100	375,235
Verizon Communications, Inc.	28,544	1,156,317
		3,788,123

Total Equity Securities (Cost $125,496,898)		116,336,787

Money Market Funds - 0.9%
AIM STIC Prime Fund	1,103,848	1,103,848
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $1,103,864)		1,103,864

	Principal
U.S. Treasury - 0.5%	Amount	Value
United States Treasury Bill, 3/10/05 #	$645,000	$642,338

Total U.S. Treasury (Cost $642,338)		642,338

Total Investments (Cost $127,243,100) - 99.9%		118,082,989
Other assets and liabilities, net - 0.1%		60,211
Net Assets - 100%		$118,143,200

Net Assets Consist of:
Paid-in capital applicable to 903,138 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$155,596,307
Undistributed net investment income		199,728
Accumulated net realized gain (loss) on investments		(28,509,991)
Net unrealized appreciation (depreciation) on investments		(9,142,844)

Net Assets		$118,143,200

Net Asset Value Per Share		$130.81

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	31	3/05	$1,881,235	$17,267

* Non-income producing security.

# Futures collateralized by 645,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income	$2,291,342
Interest income	27,998
Total investment income	2,319,340

Expenses:
Investment advisory fee	276,489
Transfer agent fees and expenses	11,992
Accounting fees	45,012
Directors' fees and expenses	12,417
Administrative fees	57,602
Custodian fees	104,642
Reports to shareholders	49,761
Professional fees	21,344
Miscellaneous	33,263
Total expenses	612,522
Reimbursement from Advisor	(157,454)
Fees paid indirectly	(17,294)
Net expenses	437,774

Net Investment Income	1,881,566

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Securities	(1,236,671)
Futures	368,029
(868,642)

Change in unrealized appreciation (depreciation) on:
Securities	10,436,880
Futures	(92,578)
10,344,302

Net Realized and Unrealized Gain
(Loss) on Investments	9,475,660

Increase (Decrease) in Net Assets
Resulting From Operations	$11,357,226

See notes to financial statements.

Index 500 Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$1,881,566	$1,433,108
Net realized gain (loss) on investments	(868,642)	(3,670,212)
Change in unrealized appreciation (depreciation)	10,344,302	27,872,781

Increase (Decrease) in Net Assets
Resulting From Operations	11,357,226	25,635,677

Distributions to shareholders from:
Net investment income	(1,968,349)	(1,506,394)

Capital share transactions:
Shares sold	18,006,936	35,030,691
Reinvestment of distributions	1,968,349	1,506,394
Shares redeemed	(30,590,731)	(37,190,915)
Total capital share transactions	(10,615,446)	(653,830)

Total Increase (Decrease) in Net Assets	(1,226,569)	23,475,453

Net Assets
Beginning of year	119,369,769	95,894,316
End of year (including undistributed net investment income
of $199,728 and $297,664, respectively)	$118,143,200	$119,369,769

Capital Share Activity
Shares sold	146,148	320,005
Reinvestment of distributions	15,027	12,539
Shares redeemed	(249,605)	(349,615)
Total capital share activity	(88,430)	(17,071)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $14,899 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,976 was payable at year end. In addition, $35,953 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $4,893,457 and $13,440,141, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $135,380,499. Net unrealized depreciation aggregated $17,297,510, of which $19,199,333 related to appreciated securities and $36,496,843 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,509,591, $12,775,077, $2,110,080, and $960,575 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, and December 2012, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$1,968,349	$1,506,394
Total	$1,968,349	$1,506,394

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$199,728
Capital loss carryforward	(20,355,323)
Unrealized appreciation (depreciation)	(17,297,510)
Total	($37,453,105)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of real estate investment trusts.

Undistributed net investment income	($11,153)
Accumulated net realized gain (loss)	11,153

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of open futures and real estate investment trusts for federal tax purposes.

Tax Information (Unaudited)

For corporate shareholders of Index 500 Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004# qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Index 500 Portfolio	2004	2003
Net asset value, beginning	$120.38	$95.07
Income from investment operations
Net investment income	2.15	1.47
Net realized and unrealized gain (loss)	10.50	25.38
Total from investment operations	12.65	26.85
Distributions from
Net investment income	(2.22)	(1.54)
Net realized gain	--	--
Total distributions	(2.22)	(1.54)
Total increase (decrease) in net asset value	10.43	25.31
Net asset value, ending	$130.81	$120.38

Total return*	10.50%	28.24%
Ratios to average net assets: A
Net investment income	1.63%	1.40%
Total expenses	.53%	.46%
Expenses before offsets	.40%	.38%
Net expenses	.38%	.38%
Portfolio turnover	4%	6%
Net assets, ending (in thousands)	$118,143	$119,370

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2002	2001	2000
Net asset value, beginning	$124.30	$148.66	$167.30
Income from investment operations
Net investment income	1.45	1.48	1.63
Net realized and unrealized gain (loss)	(29.16)	(19.87)	(17.55)
Total from investment operations	(27.71)	(18.39)	(15.92)
Distributions from
Net investment income	(1.52)	(1.92)	(.89)
Net realized gain	--	(4.05)	(1.83)
Total distributions	(1.52)	(5.97)	(2.72)
Total increase (decrease) in net asset value	(29.23)	(24.36)	(18.64)
Net asset value, ending	$95.07	$124.30	$148.66

Total return*	(22.29%)	(12.42%)	(9.54%)
Ratios to average net assets: A
Net investment income	1.22%	1.00%	.99%
Total expenses	.48%	.44%	.40%
Expenses before offsets	.39%	.39%	.31%
Net expenses	.38%	.38%	.30%
Portfolio turnover	9%	6%	32%
Net assets, ending (in thousands)	$95,894	$145,808	$182,781

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Midcap Growth

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Midcap Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting and Availability of Quarterly Portfolio Holdings
20	Director and Officer Information Table

Ameritas Midcap Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

The Portfolio returned 13.40% during the twelve months ended December 31, 2004, versus a 15.48% return for the Russell MidCap Growth Index.

Markets & Investment Climate

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Federal Reserve's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regard to the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty.

The third quarter was a difficult period for most equity securities. While value stocks managed to post modest gains during the three-month period, the markets, in general, and growth stocks, in particular, moved lower. Despite a relatively upbeat economic report from the Fed, stock prices declined in July as otherwise solid corporate earnings announcements continued to miss heightened expectations. Small-cap growth stocks led the downturn. Fortunately, conditions seemed to improve a bit in August. Notwithstanding surging oil prices and the Federal Reserve's August 10th decision to raise interest rates, value stocks rose on solid growth in the manufacturing sector and value-investor bargain hunting. Stocks of all capitalizations and styles rose during September, as investors applauded solid earnings news and a Republican National Convention that passed without incident. Small-cap growth stocks led the uptick. On September 21st, the Fed decided to raise interest rates 25 basis points for the second time in as many months.

Midcap Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	13.40%
Five year	4.07%
Since inception (11.1.99)	8.02%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

The fourth quarter of 2004 was a solid period for the equity markets. The positive momentum established towards the end of the third quarter continued into the final three months of the year. Despite rising oil prices, a ballooning budget deficit and the dollar's continual decline, stocks moved higher in October, as investors chose to focus on strong corporate earnings reports and minimal inflation. The trend continued into November. With the smooth reelection of President Bush, better-than-expected consumer spending and merger activity on the rise, investors found good reason to buy. Despite the Federal Reserve's 25 basis point interest rate hike on November 10th, stocks of all sizes and styles moved higher during the penultimate month of the year, with small-cap stocks leading the way. Buyers continued to dominate the markets during the final month of the year. Markets didn't seem to be phased by the Federal Reserve's December 14th decision to raise interest rates for the second time in as many months. Despite the 25 basis point hike, investors again seemed determined to focus on the positive: strong growth in the manufacturing sector, a reemergence of the U.S. IPO market and a retreat in the surging oil prices. As the New Year approached, optimism seemed to be trumping fear and uncertainty.

Investment Strategy

Throughout the year, the Portfolio benefited from solid security selection in the industrials sector but was ultimately hurt by poor performing financials and consumer discretionary stocks in missing the Russell Midcap Growth benchmark. At the stock level, positions in Palm Inc., Apple Computer Inc. and Elan Corp. contributed most positively to portfolio performance during the twelve-month period. Conversely, positions in Netflix Inc., Teradyne Inc. and Novellus Systems Inc. detracted most from fund value. As of December 31, 2004, the Portfolio remained well diversified, with information technology, consumer discretionary and healthcare representing the top three sectors. The Portfolio held 80 stocks representing 96.8% of the $75.9 million in total net assets.

During the year, the management strategy of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. On the whole, management's growth stock philosophy was a detriment to the fund's performance during a period in which value stocks outperformed their growth counterparts.

Outlook

Recently, a clear consensus has emerged, at least about the broad outlines. Most strategists believe that the markets will be up in 2005; that the economy will expand 3% to 4%; and that corporate earnings growth will slow from the torrid pace of 2004. In other areas, there is less agreement: strategists are divided about how much more the Fed will raise interest rates; where energy prices and the dollar will go; and how much consumer spending will increase. Alger's view on these big-picture themes will come as no surprise. Yes, we too, think the economy will grow 3% to 4%; that the equity markets will end 2005 higher; and that corporate earnings growth will slow. We also believe that job growth will disappoint those who look to past patterns of job creation, and that productivity will continue to surprise on the upside. We think the Fed will stop tightening sooner than most expect and that short-term rates will be no more than 3% a year from now. Finally, we believe that the consumer will bend but not break, and increase spending at least 3%. These year-end predictions, however, are often more fun than meaningful. As bottom-up stock pickers, we know that you can find good companies in mediocre sectors, and mediocre investments in great sectors, and that factors like interest rates, the dollar, and rising energy prices don't point in one direction or another for long-term investment decisions.

% of Total
Economic Sectors	Investments

Auto & Transportation	1.5%
Consumer Discretionary	21.6%
Financial Services	10.1%
Healthcare	14.0%
Materials & Processing	5.6%
Other	3.5%
Other Energy	8.7%
Producer Durables	4.7%
Technology	25.8%
Utilities	0.8%
Non-equity securities	3.7%

Total	100%

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. Should market conditions remain favorable, we expect that the Portfolio should outperform most of its peers.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,067.60	$4.89
Hypothetical (5% return per year before taxes)	$1,000.00	$1,020.41	$4.77

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Ameritas MidCap Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas MidCap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas MidCap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Midcap Growth Portfolio

Statement of Net assets

December 31, 2004

Equity Securities - 96.8%	Shares	Value
Banks - Outside New York City - 3.3%
East West Bancorp, Inc.	26,050	$1,093,058
Investors Financial Services Corp.	17,300	864,654
Zions Bancorp	8,200	557,846
		2,515,558

Biotechnology - Research & Production - 3.2%
Genzyme Corp. - General Division*	16,600	963,962
ImClone Systems, Inc.*	15,700	723,456
OSI Pharmaceuticals, Inc.*	10,150	759,728
		2,447,146

Casinos & Gambling - 1.9%
Aztar Corp.*	11,800	412,056
Harrah's Entertainment, Inc.	6,100	408,029
Kerzner International Ltd.*	10,100	606,505
		1,426,590

Chemicals - 1.9%
Lyondell Chemical Co.	49,637	1,435,502

Coal - 2.2%
Peabody Energy Corp.	20,500	1,658,655

Commercial Information Services - 1.2%
NetEase.com, Inc. (ADR)*	17,400	919,242

Communications Technology - 7.6%
Avaya, Inc.*	48,150	828,180
Brocade Communications Systems, Inc.*	162,500	1,241,500
L-3 Communications Holdings, Inc.	22,160	1,622,998
SpectraSite, Inc.*	13,250	767,175
Symbol Technologies, Inc.	73,875	1,278,038
		5,737,891

Computer - Services, Software & Systems - 5.8%
Akamai Technologies, Inc.*	54,800	714,044
Check Point Software Technologies Ltd.*	14,900	366,987
Citrix Systems, Inc.*	32,200	789,866
Intuit, Inc.*	29,700	1,307,097
PalmSource, Inc.*	41,550	529,347
Symantec Corp.*	27,500	708,400
		4,415,741

Computer Technology - 6.2%
Apple Computer, Inc.*	25,800	1,661,520
ATI Technologies, Inc.*	41,100	796,929
Creative Technology Ltd.	41,500	621,255
Maxtor Corp.*	101,700	539,010
palmOne, Inc.*	33,950	1,071,123
		4,689,837

Consumer Electronics - 4.5%
Garmin Ltd.	22,400	1,362,816
NetFlix, Inc.*	101,300	1,249,029
Take-Two Interactive Software, Inc.*	23,900	831,481
		3,443,326

Equity Securities - Cont'd	Shares	Value
Cosmetics - 1.2%
Estee Lauder Co.'s, Inc.	20,500	$938,285

Diversified Production - 1.7%
Pentair, Inc.	29,500	1,285,020

Drugs & Pharmaceuticals - 3.7%
Elan Corp. plc (ADR)*	46,050	1,254,862
Sepracor, Inc.*	26,150	1,552,526
		2,807,388

Electronics - Semiconductors / Components - 5.4%
Advanced Micro Devices, Inc.*	30,200	665,004
Freescale Semiconductor, Inc.*	64,400	1,147,608
Semiconductor Manufacturing International Corp. (ADR)*	83,200	896,064
Skyworks Solutions, Inc.*	38,700	364,941
Xilinx, Inc.	34,200	1,014,030
		4,087,647

Electronics - Technology - 2.1%
Rockwell Automation, Inc.	32,650	1,617,807

Energy & Contracting Services - 1.0%
Chicago Bridge & Iron Co. NV	18,400	736,000

Entertainment - 3.7%
DreamWorks Animation SKG, Inc.*	27,100	1,016,521
Shanda Interactive Entertainment Ltd. (ADR)*	41,500	1,763,750
		2,780,271

Finance - Small Loan - 0.5%
First Marblehead Corp.*	6,550	368,437

Financial Data Processing Services - 1.5%
Global Payments, Inc.	19,000	1,112,260

Financial Miscellaneous - 0.7%
CapitalSource, Inc.*	21,000	539,070

Healthcare Facilities - 0.3%
American Healthways, Inc.*	6,500	214,760

Healthcare Management Services - 2.3%
AMERIGROUP Corp.*	8,500	643,110
PacifiCare Health Systems, Inc.*	19,900	1,124,748
		1,767,858

Home Building - 2.1%
Toll Brothers, Inc.*	22,850	1,567,739

Hotel / Motel - 0.6%
Hilton Hotels Corp.	17,900	407,046

Insurance - Multi-Line - 0.8%
UICI	18,100	613,590

Investment Management Companies - 1.9%
Affiliated Managers Group, Inc.*	21,700	1,469,958

Leisure Time - 1.0%
Royal Caribbean Cruises Ltd.	14,200	773,048

Equity Securities - Cont'd	Shares	Value
Machinery - Industrial / Specialty - 0.9%
Joy Global, Inc.	15,800	$686,194

Machinery - Oil Well Equipment & Services - 5.4%
BJ Services Co.	26,600	1,237,964
National-Oilwell, Inc.*	43,300	1,528,057
Patterson-UTI Energy, Inc.	67,100	1,305,095
		4,071,116

Medical & Dental - Instruments & Supplies - 3.4%
C.R. Bard, Inc.	17,600	1,126,048
Cytyc Corp.*	14,300	394,251
Kinetic Concepts, Inc.*	13,400	1,022,420
		2,542,719

Medical Services - 1.2%
Covance, Inc.*	23,300	902,875

Metal Fabricating - 1.0%
Lone Star Technologies, Inc.*	22,700	759,542

Oil - Crude Producers - 1.2%
EOG Resources, Inc.	13,200	941,952

Radio & Television Broadcasters - 3.0%
Sirius Satellite Radio, Inc.*	46,200	353,430
Univision Communications, Inc.*	33,000	965,910
XM Satellite Radio Holdings, Inc.*	25,250	949,905
		2,269,245

Restaurants - 2.1%
Applebee's International, Inc.	28,500	753,825
Cheesecake Factory, Inc.*	25,575	830,420
		1,584,245

Retail - 2.2%
Abercrombie & Fitch Co.	8,000	375,600
Chico's FAS, Inc.*	8,600	391,558
Service Corp. International*	124,300	926,035
		1,693,193

Securities Brokers & Services - 1.5%
Legg Mason, Inc.	15,350	1,124,541

Steel - 1.7%
Schnitzer Steel Industries, Inc.	38,900	1,319,877

Telecommunications Equipment - 0.0%
Arris Group, Inc.*	2,800	19,712

Textiles Apparel Manufacturers - 2.6%
Coach, Inc.*	21,000	1,184,400
Polo Ralph Lauren Corp.	18,600	792,360
		1,976,760

Truckers - 1.5%
Yellow Roadway Corp.*	20,050	1,116,985

Equity Securities - Cont'd	Shares	Value
Utilities - Telecommunications - 0.8%
Nextel Partners, Inc.*	32,600	$637,004

Total Equity Securities (Cost $64,711,804)		73,421,632

	Principal
U.S. Government Agencies and Instrumentalities - 3.7%	Amount
Fannie Mae Discount Notes:
1/31/05	$400,000	399,260
2/4/05	300,000	299,391
3/2/05	200,000	199,247
3/9/05	100,000	99,581
3/16/05	200,000	199,054
Farmer Mac Discount Notes, 1/18/05	100,000	99,894
Federal Home Loan Bank Discount Notes:
1/4/05	500,000	499,910
1/11/05	100,000	99,947
Freddie Mac Discount Notes, 1/25/05	900,000	898,662

Total U.S. Government Agencies and Instrumentalities (Cost $2,794,946)		2,794,946

TOTAL INVESTMENTS (Cost $67,506,750) - 100.5%		76,216,578
Other assets and liabilities, net - (0.5%)		(348,871)
Net Assets - 100%		$75,867,707

Net Assets Consist Of:
Paid-in capital applicable to 2,124,355 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized:		$68,051,995
Accumulated net realized gain (loss) on investments		(894,116)
Net unrealized appreciation (depreciation) on investments		8,709,828

Net Assets		$75,867,707

Net Asset Value Per Share		$35.71

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Midcap Growth Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $110)	$191,018
Interest income	18,868
Total investment income	209,886

Expenses:
Investment advisory fee	583,066
Transfer agent fees and expenses	10,992
Accounting fees	23,566
Directors' fees and expenses	8,041
Administrative fees	50,000
Custodian fees	50,281
Reports to shareholders	25,949
Professional fees	19,929
Miscellaneous	2,364
Total expenses	774,188
Reimbursement from Advisor	(88,160)
Fees paid indirectly	(925)
Net expenses	685,103

Net Investment Income (Loss)	(475,217)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	11,295,706
Change in unrealized appreciation (depreciation)	(2,086,918)

Net Realized and Unrealized Gain
(Loss) on Investments	9,208,788

Increase (Decrease) in Net Assets
Resulting From Operations	$8,733,571

See notes to financial statements.

Midcap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($475,217)	($454,625)
Net realized gain (loss) on investments	11,295,706	12,763,944
Change in unrealized appreciation or (depreciation)	(2,086,918)	11,371,601

Increase (Decrease) in Net Assets
Resulting From Operations	8,733,571	23,680,920

Capital share transactions:
Shares sold	9,636,894	106,738,121
Shares redeemed	(16,553,542)	(109,285,334)
Total capital share transactions	(6,916,648)	(2,547,213)

Total Increase (Decrease) in Net Assets	1,816,923	21,133,707

Net Assets
Beginning of year	74,050,784	52,917,077
End of year	$75,867,707	$74,050,784

Capital Share Activity
Shares sold	291,916	4,309,376
Shares redeemed	(519,272)	(4,432,460)
Total capital share activity	(227,356)	(123,084)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $47,203 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,235 was payable at year end. In addition, $20,912 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $165,072,608 and $174,878,292, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $68,041,870. Net unrealized appreciation aggregated $8,174,708, of which $10,068,337 related to appreciated securities and $1,893,629 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $358,996 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2010.

As of December 31, 2004, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($358,996)
Unrealized appreciation (depreciation)	8,174,708
$7,815,712

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

Undistributed net investment income	$475,217
Paid in capital	(475,217)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$44,554	1.85%	$1,230,213	July 2004

Financial Highlights

	Years Ended
	December 31,	December 31,
MidCap Growth Portfolio	2004	2003
Net asset value, beginning	$31.49	$21.38
Income from investment operations
Net investment income (loss)	(.22)	(.19)
Net realized and unrealized gain (loss)	4.44	10.30
Total from investment operations	4.22	10.11
Total increase (decrease) in net asset value	4.22	10.11
Net asset value, ending	$35.71	$31.49

Total return*	13.40%	47.29%
Ratios to average net assets: A
Net investment income (loss)	(.65%)	(.73%)
Total expenses	1.06%	1.04%
Expenses before offsets	.94%	.94%
Net expenses	.94%	.94%
Portfolio turnover	230%	213%
Net assets, ending (in thousands)	$75,868	$74,051

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2002	2001	2000
Net asset value, beginning	$30.50	$34.56	$31.50
Income from investment operations
Net investment income (loss)	(.18)	(.20)	(.03)
Net realized and unrealized gain (loss)	(8.94)	(2.33)	4.00
Total from investment operations	(9.12)	(2.53)	3.97
Distributions from
Net realized gains	--	(1.53)	(.91)
Total increase (decrease) in net asset value	(9.12)	(4.06)	3.06
Net asset value, ending	$21.38	$30.50	$34.56

Total return*	(29.90%)	(7.37%)	12.56%
Ratios to average net assets: A
Net investment income (loss)	(.60%)	(.60%)	(.09%)
Total expenses	1.05%	.96%	.94%
Expenses before offsets	.94%	.95%	.87%
Net expenses	.94%	.94%	.86%
Portfolio turnover	325%	137%	118%
Net assets, ending (in thousands)	$52,917	$96,548	$126,698

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Money Market

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
4	Shareholder Expense Example
5	Report of Independent Registered Public Accounting Firm
6	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings
16	Director and Officer Information Table

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Performance

For the 12-month reporting period ended December 31, 2004, CVS Ameritas Money Market Portfolio shares returned 1.17%, versus 0.83% for our benchmark, the Lipper Variable Money Market Average.

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Money-market rates rose in step with the target Fed funds rate.

Portfolio Strategy

During the first half of the year, we focused our purchases on the short-term end of the money-market yield curve and held on to higher-yielding, longer-term securities. In addition, we purchased variable-rate securities, which reset quickly when the Fed begins to raise rates, positioning the Portfolio to take advantage of rising money-market rates. We continued this strategy during the second half of the year, maintaining a short average-days-to-maturity approach, which should benefit the Portfolio if the FOMC continues to raise short-term rates, as anticipated.

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. Continued Fed rate hikes mean money-market investors should experience higher returns than in the past few years. We believe our current policy of maintaining a short average-days-to-maturity strategy positions the Portfolio to benefit if the FOMC continues to raise short-term interest rates, as anticipated.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Money Market Portfolio*

Average Annual Total Return

(period ended 12.31.04)

One year	1.17%
Five year	2.81%
Since inception (10.29.99)	2.91%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Investment Allocation	Investments

Taxable Variable Rate
Demand Notes	79.6%
U.S. Government Agencies
and Instrumentalities	20.4%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,007.43	$1.79
Hypothetical (5% return per year before taxes)	$1,000.00	$1,023.36	$1.80

* Expenses are equal to the Fund's annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of Ameritas Money Market Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Money Market Portfolio of Calvert Variable Series, Inc., as of December 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Money Market Portfolio

Statement of Net Assets

December 31, 2004

	Principal
Taxable Variable Rate Demand Notes* - 78.8%	Amount	Value
Alabama State IDA Revenue, 2.47%, 5/1/10, LOC: Regions Bank (r)	$135,000	$135,000
Alameda County California IDA Revenue, 2.35%, 7/1/30, LOC: Union Bank, C/LOC: CalSTERS (r)	2,100,000	2,100,000
American Healthcare Funding LLC, 2.42%, 5/1/27, LOC: Lasalle Bank (r)	325,000	325,000
Atmore Alabama Industrial Development Board Revenue, 2.57%, 8/1/22,
LOC: Whitney National Bank, C/LOC: Bank of New York (r)	100,000	100,000
Bochasanwasi Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 2.52%, 6/1/21,
LOC: Comercia Bank (r)	1,480,000	1,480,000
Butler County Alabama IDA Revenue, 2.47%, 3/1/12, LOC: Whitney National Bank,
C/LOC: FHLB (r)	870,000	870,000
Chatham Centre LLC, 2.62%, 4/1/22, LOC: Bank of North Georgia (r)	340,000	340,000
Cobb County Georgia Development Authority Revenue, 2.42%, 7/1/34, LOC: Allied Irish Bank (r)	2,530,000	2,530,000
Creek Wisconsin IDR, 2.48%, 11/1/15, LOC: Marshall & Ilsley Bank (r)	845,000	845,000
Dakota County Minnesota MFH Revenue, 2.42%, 1/1/38, LOC: Lasalle Bank (r)	1,000,000	1,000,000
Dunn Nursing Home, Inc., 2.47%, 2/1/24, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	1,770,000	1,770,000
Enclave at Lynn Haven LLC, 2.41%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB (r)	145,000	145,000
Florida State Housing Finance Corp. MFH Revenue:
2.44%, 10/15/32, LOC: Fannie Mae (r)	600,000	600,000
2.43%, 11/1/32, LOC: FHLMC (r)	1,750,000	1,750,000
Four Fishers LLC, 2.75%, 4/1/24, LOC: Standard Federal Bank (r)	1,690,000	1,690,000
Fulton County Georgia IDA Revenue, 2.76%, 12/1/10, LOC: Branch Bank & Trust (r)	635,000	635,000
Grove City Church of the Nazarene, 2.48%, 2/1/24, LOC: National City Bank (r)	2,977,000	2,977,000
HBPWH Building Co., 2.62%, 11/1/22, LOC: Wells Fargo Bank (r)	1,275,000	1,275,000
Hillcrest Baptist Church, 2.49%, 12/1/20, LOC: SouthTrust Bank (r)	4,350,000	4,350,000
Hudson Massachusetts IDA Revenue, 2.50%, 10/1/13, LOC: State Street Bank & Trust (r)	650,000	650,000
Illinois State Development Finance Authority Revenue, 2.49%, 7/1/10, LOC: Lasalle Bank (r)	600,000	600,000
Indiana State Development Finance Authority Revenue, 2.48%, 9/1/16,
LOC: JP Morgan Chase Bank (r)	3,150,000	3,150,000
Kaneville Road Joint Venture, Inc., 2.48%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	1,590,000	1,590,000
Kansas City Missouri IDA MFH Revenue, 2.49%, 3/1/35, LOC: LaSalle Bank (r)	915,000	915,000
Lancaster California Redevelopment Agency MFH Revenue, 2.53%, 1/15/35, LOC: Fannie Mae (r)	500,000	500,000
Main & Walton, Inc., 2.40%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB (r)	1,275,000	1,275,000
Meyer Cookware Industries, Inc., 2.42%, 5/1/27, LOC: BNP Paribas (r)	545,000	545,000
Montgomery New York Industrial Development Board Pollution Control Revenue, 2.47%, 5/1/25,
LOC: FHLB (r)	1,000,000	1,000,000
New York City New York Housing Development Corp. Revenue, 2.40%, 6/1/33,
LOC: Bayerishe Landesband Girozentrale (r)	1,650,000	1,650,000
New York City New York IDA Revenue Bonds, 2.65%, 6/1/30, LOC: Citibank (r)	1,000,000	1,000,000
Omaha Nebraska SO, 2.52%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	500,000	500,000
Osprey Management Co. LLC, 2.52%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Palm Beach County Florida Airport Revenue, 2.40%, 10/1/20, LOC: SunTrust Bank (r)	1,445,000	1,445,000
Peoploungers, Inc., 2.47%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	185,000	185,000
Racetrac Capital LLC, 2.45%, 9/1/20, LOC: Regions Bank (r)	1,500,000	1,500,000
Rocketship Properties III LLC,, 2.59%, 6/1/21, LOC: National Bank of South Carolina (r)	620,000	620,000
San Joaquin Mariners Association LP, 2.55%, 7/1/29, LOC: Credit Suisse First Boston Corp. (r)	165,000	165,000
Savannah Georgia Economic Development Authority Revenue, 2.45%, 3/1/18,
LOC: SunTrust Bank (r)	1,095,000	1,095,000
Schenectady County New York IDA Revenue, 2.37%, 11/1/10, LOC: Fleet National Bank (r)	160,000	160,000
Sea Island Co., 2.66%, 2/1/21, LOC: Columbus Bank & Trust (r)	2,015,000	2,015,000
Shawnee Kansas Private Activity Revenue, 2.39%, 12/1/12, LOC: JP Morgan Chase Bank (r)	1,470,000	1,470,000
Southeast Alabama Gas Distribution Revenue, 2.47%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured (r)	2,300,000	2,300,000
Southern Indiana Investments Company Two LLC, 2.47%, 10/15/26, LOC: Old National Bank,
C/LOC: FHLB (r)	440,000	440,000
St. Joseph County Indiana Economic Development Revenue, 2.71%, 6/1/27, LOC: FHLB (r)	425,000	425,000

	Principal
Taxable Variable Rate Demand Notes* - Cont'd	Amount	Value
St. Paul Minnesota Port Authority Revenue:
2.65%, 3/1/07, LOC: Dexia Credit Local (r)	$335,000	$335,000
2.92%, 6/1/11, LOC: U.S. Bank (r)	465,000	465,000
2.52%, 12/1/23, LOC: Dexia Credit Local (r)	750,000	750,000
StorageMax Midtown LLC, 2.47%, 5/20/23, LOC: State Bank & Trust, C/LOC: FHLB (r)	1,830,000	1,830,000
Taylor County Kentucky Tax Notes, 2.47%, 1/1/19, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	480,000	480,000
Tucson Arizona Airport Authority, Inc. Revenue, 2.45%, 11/1/18, LOC: Bank of America (r)	3,180,000	3,180,000
Tyler Enterprises LLC, 2.47%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	475,000	475,000
Washington State Housing Finance Commission MFH Revenue:
Rose Creek, 2.48%, 2/1/28, LOC: U.S. Bank (r)	500,000	500,000
Twin Ponds, 2.48%, 2/1/28, LOC: U.S. Bank (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $60,377,000)		60,377,000

U.S. Government Agencies and Instrumentalities - 20.2%
Federal Farm Credit Bank Discount Notes, 8/16/05	1,000,000	986,948
Federal Home Loan Bank:
1.30%, 2/23/05	1,000,000	1,000,000
1.40%, 4/1/05	2,500,000	2,500,000
1.30%, 4/11/05	2,000,000	2,000,000
1.30%, 4/27/05	2,500,000	2,500,000
1.56%, 5/13/05	1,000,000	1,000,000
1.55%, 5/23/05	1,000,000	1,000,000
Freddie Mac Discount Notes:
3/28/05	1,000,000	995,509
6/30/05	3,000,000	2,971,200
12/13/05	500,000	486,376

Total U.S. Government Agencies and Instrumentalities (Cost $15,440,033)		15,440,033

Total Investments (Cost $75,817,033) - 99.0%		75,817,033
Other assets and liabilities, net - 1.0%		792,136
Net Assets - 100%		$76,609,169

Net Assets Consist of:
Par value and paid-in capital applicable to 76,641,716 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$76,601,765
Undistributed net investment income		7,404

Net Assets		$76,609,169

Net Asset Value Per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:

BPA: Bond-Purchase Agreement	FHLB: Federal Home Loan Bank	LP: Limited Partnership
C/LOC: Confirming Letter of Credit	FHLMC: Freddie Mac	MFH: Multi-Family Housing
LOC: Letter of Credit	FNMA: Fannie Mae	SO: Special Obligation
SWAP: Swap Agreement	IDA: Industrial Development Authority	VRD: Variable Rate Demand
TOA: Tender Option Agreement	IDR: Industrial Development Revenue
LLC: Limited Liability Corporation
LO: Limited Obligation

See notes to financial statements.

Money Market Portfolio

Statement of Operations

year Ended December 31, 2004

Net Investment Income
Investment Income:
Interest income	$1,527,296

Expenses:
Investment advisory fee	205,103
Transfer agency fees and expenses	9,627
Accounting fees	24,599
Directors' fees and expenses	9,614
Administrative Services fees	51,276
Custodian fees	32,920
Reports to shareholders	1,589
Professional fees	19,940
Insurance	24,883
Miscellaneous	2,787
Total expenses	382,338
Fees paid indirectly	(17,757)
Net expenses	364,581

Net Investment Income	1,162,715

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,943

Net Realized Gain
(Loss) on Investments	4,943

Increase (Decrease) in Net Assets
Resulting From Operations	$1,167,658

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$1,162,715	$1,501,293
Net realized gain (loss)	4,943	(1,081)

Increase (Decrease) in Net Assets
Resulting From Operations	1,167,658	1,500,212

Distributions to shareholders from:
Net investment income	(1,159,806)	(1,505,725)

Capital share transactions:
Shares sold	92,224,685	311,377,240
Reinvestment of distributions	1,159,530	1,507,914
Shares redeemed	(143,671,339)	(348,168,378)
Total capital share transactions	(50,287,124)	(35,283,224)

Total Increase (Decrease) in Net Assets	(50,279,272)	(35,288,737)

Net Assets
Beginning of year	126,888,441	162,177,178
End of year (including undistributed net investment income
of $7,404 and $633, respectively)	$76,609,169	$126,888,441

Capital Share Activity
Shares sold	92,224,685	311,377,240
Reinvestment of distributions	1,159,530	1,507,914
Shares redeemed	(143,671,339)	(348,168,378)
Total capital share activity	(50,287,124)	(35,283,224)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $13,153 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $2,571 was payable at year end. In addition, $14,240 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at December 31, 2004 for federal income tax purposes was $75,817,033.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$1,159,806	$1,505,725
Total	$1,159,806	$1,505,725

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$7,404
Total	$7,404

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the redesignation of dividends.

Undistributed net investment income	$3,862
Accumulated net realized gain (loss)	(3,862)

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2004, purchase and sale transactions were $156,335,000 and $164,796,048, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$84,548	2.25%	$4,792,479	October 2004

Financial Highlights

	Years Ended
	December 31,	December 31,
Money Market Portfolio	2004	2003
Net asset value, at beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	.010
Total investment operations	.012	.010
Distributions from
Net investment income	(.012)	(.010)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	1.17%	1.00%
Ratios to average net assets:A
Net investment income	1.13%	1.00%
Total expenses	.37%	.36%
Expenses before offsets	.37%	.36%
Net expenses	.36%	.36%
Net assets, ending (in thousands)	$76,609	$126,888

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2002	2001	2000
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.016	.04	.06
Total investment operations	016.04		.06
Distributions from
Net investment income	(.016)	(.04)	(.01)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.61%	3.96%	6.43%**
Ratios to average net assets:A
Net investment income	1.60%	3.81%	6.24%
Total expenses	.38%	.38%	.33%
Expenses before offsets	.37%	.38%	.30%
Net expenses	.36%	.36%	.28%
Net assets, ending (in thousands)	$162,177	$166,218	$139,320

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

** Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Select

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Director and Officer Information Table

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Harris Associates

A word from portfolio management:

Performance

The portfolio returned 9.23% for the year ending December 31, 2004. This compares to the Russell Midcap Value Index, which returned 23.71% for the same period. Last year, while we were generally satisfied with the absolute performance of the portfolio, we lagged some of our peers who benefited from greater exposure to energy, commodities, and related market sectors. From our perspective, we believe great opportunity lies in higher quality stocks, given the narrow (if any) premium they now command. Looking ahead, we believe our shareholders will be well-rewarded with this strategy.

Portfolio Activity

Currently, the portfolio holds 22 securities across a variety of industries. During the year we initiated positions in AutoNation Inc., Baxter International, Cabelvision Systems, Coca-Cola Enterprises, R. R. Donnelley & Sons, Hospira Inc., Moody's Corporation, and Raytheon Company.

AutoNation is the largest publicly traded auto retailer and is well-diversified in car brands, as well as earning meaningful amounts from used cars, parts, and service. The company generates a lot of excess cash, which they have been using to repurchase their own shares.

Baxter is a global healthcare company with expertise in medical devices, pharmaceuticals, and biotechnology. The firm's Medication Delivery unit is a leading maker of intravenous supplies and solutions; its BioScience unit makes equipment to collect and separate blood and blood components, and develops plasma protein therapies for blood-related disorders.

Cablevision Systems provides cable TV service in and around the New York City area to approximately 2.9 million customers. The company offers digital cable, on-demand movies, and telephony. In addition, Cablevision controls Radio City Music Hall and Madison Square Garden, as well as the New York Knicks and New York Rangers sports teams.

Coca-Cola Enterprises Inc., the world's number one bottler, bottles and distributes products of The Coca-Cola Company. The company also bottles and distributes liquid nonalcoholic refreshments, including sparkling waters, juices, teas, and sodas, and operates in the United States, Canada, and portions of Europe.

R.R. Donnelley is North America's leading printer and recently merged with Moore Wallace, another printing firm. The management of Moore Wallace assumed leadership of this company, and we believe there is plenty of room for improvement through cost and capital spending reductions.

Hospira, Inc., recently spun off from Abbott Laboratories, makes specialty pharmaceuticals and delivery systems for use in hospitals. Pharmaceuticals include anesthetics, acute care injectables, and diagnostic imaging agents, as well as prefilled intravenous delivery systems and syringes.

Select Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	9.23%
Since inception (1.2.01)	9.59%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Moody's publishes credit ratings and financial information for commercial and government organizations through its holding company, Moody's Investors Services. The firm rates credit risks of insurers, bonds, managed funds and securities, and its KMV segment sells credit risk management software and services to financial firms.

Raytheon is the 4th largest defense contractor in the U.S. and the largest pure defense electronics company. While Raytheon has some of the best defense assets in the industry, the company has suffered over the past few years due to repeated missteps and poor senior leadership. With a new management team in place, we believe Raytheon is poised for improved performance.

During the period, we eliminated our positions in Chiron Corporation, Guidant Corporation, J.C. Penney Inc., Kroger Company, Marriott International, Sprint Corporation, and SunGard Data Systems.

Impact on Performance

Burlington Resources Inc., Yum! Brands Inc., and Washington Mutual Inc. had the most significant positive impact on performance during the period. Burlington Resources stock price benefited from higher oil and natural gas prices. Net gas price realizations in the Canadian market improved significantly. Higher than expected production and expense control have likewise added to Burlington's profitability. The company continues to use its strong free cash flow to buy back stock.

There is a growing appreciation for the strength of Yum! Brands' international business and its primary domestic business. Historically, the company's stock has traded at a significant discount to McDonalds' stock. That discount is no longer warranted.

It was a disappointing year for Washington Mutual's mortgage banking division. Because of problems in that division, Washington Mutual fell short of 2004 earnings expectations and instead showed a significant decline in earnings. However, by the end of the year, Washington Mutual stock had not only increased, but it had a total return of 10%. That Washington Mutual could perform so well in a year when earnings were so disappointing is evidence of our risk-reducing stock selection criteria. It also shows Washington Mutual's success in its other business, retail banking.

H&R Block Inc., Omnicare Inc., and Knight-Ridder had a negative impact on performance during the period. A primary concern at H&R Block is the decline in their mortgage business. Their tax business remains strong, though competition from companies such as Jackson Hewitt pose a small threat.

Back in September, Omnicare revised its earnings downward. This revision was made as the company wasn't able to anticipate the lower reimbursement rates they would be receiving from Medicaid. The reimbursement schedule varies from state to state and can be changed without notification, which made forecasting revenues and earnings very difficult for the company. There is legislation in place that will likely put the reimbursement schedule at a federal, not state, level. This will provide consistency in reimbursement rates across all states. Likewise, a lack of drug inflation prior to the presidential election hurt revenues and earnings. The ongoing attempt to acquire a major competitor, Neighborcare, also may have added to investors' unease.

Slow progress in advertising revenue growth during the year at Knight-Ridder kept a lid on the stock price. However, cash flow is strong and the valuation of the stock is attractive.

We see potential for continued satisfactory returns in 2005. During the market's sideways trend, we built a high quality portfolio that we believe will reward shareholders as the economy moves forward. We remain excited about the prospects for equities, and we thank you for your continued support and confidence.

% of Total
Economic Sectors	Investments

Consumer Discretionary	36.3%
Consumer Staples	4.8%
Financial Services	33.3%
Health Care	15.1%
Other Energy	3.0%
Technology	4.7%
Utilities	2.8%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,078.70	$6.11
Hypothetical (5% return per year before taxes)	$1,000.00	$1,019.26	$5.94

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Select Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritas Select Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Select Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Select Portfolio

Schedule of Investments

December 31, 2004

Equity Securities - 89.3%	Shares	Value
Beverage - Soft Drinks - 3.0%
Coca-Cola Enterprises, Inc.	52,900	$1,102,965

Biotechnology - Research & Production - 1.9%
Baxter International, Inc.	20,000	690,800

Cable Television Services - 2.8%
Liberty Media Corp.*	91,000	999,180

Communications & Media - 4.3%
Time Warner, Inc.*	80,200	1,559,088

Drugs & Pharmaceuticals - 6.5%
Bristol-Myers Squibb Co.	42,400	1,086,288
Hospira, Inc.*	38,000	1,273,000
		2,359,288

Electronics - Technology - 4.1%
Raytheon Co.	38,000	1,475,540

Financial Data Processing Services - 4.7%
First Data Corp.	40,200	1,710,108

Financial Information Services - 2.3%
Moody's Corp.	9,500	825,075

Financial Miscellaneous - 5.2%
H & R Block, Inc.	38,700	1,896,300

Healthcare Services - 3.8%
Omnicare, Inc.	39,500	1,367,490

Household Equipment & Products - 2.2%
Black & Decker Corp.	9,000	794,970

Oil - Crude Producers - 4.2%
Burlington Resources, Inc.	35,000	1,522,500

Publishing - Miscellaneous - 4.8%
RR Donnelley & Sons Co.	49,000	1,729,210

Publishing - Newspapers - 3.1%
Knight Ridder, Inc.	17,000	1,137,980

Restaurants - 5.8%
Yum! Brands, Inc.	44,600	2,104,228

Retail - 7.3%
AutoNation, Inc.*	60,000	1,152,600
TJX Co.'s, Inc.	59,000	1,482,670
		2,635,270

Savings & Loans - 15.2%
Washington Mutual, Inc.	129,800	5,487,944

Equity Securities - Cont'd	Shares	Value
Services - Commercial - 2.4%
Aramark Corp., Class B	32,600	$864,226

Toys - 3.2%
Mattel, Inc.	58,900	1,147,961

Utilities - Cable, Television, & Radio - 2.5%
Cablevision Systems Corp.*	36,000	896,400

Total Equity Securities (Cost $25,513,876)		32,306,523

Total Investments (Cost $25,513,876) - 89.3%		32,306,523
Other assets and liabilities, net - 10.7%		3,877,067
Net Assets - 100%		$36,183,590

* Non-income producing security.

See notes to financial statements.

Select Portfolio

Statement of Assets and Liabilities

December 31, 2004

Assets
Investments in securities, at value (Cost $25,513,876) - See accompanying schedule	$32,306,523
Cash	3,907,012
Dividends and interest receivable	31,533
Other assets	715
Total assets	36,245,783

Liabilities
Payable for shares redeemed	5,908
Payable to Ameritas Investment Corp.	27,453
Payable to Calvert Administrative Services Company	13,032
Accrued expenses and other liabilities	15,800
Total liabilities	62,193
Net assets	$36,183,590

Net Assets Consist of:
Paid-in capital applicable to 1,680,900 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$29,939,442
Undistributed net investment income	23,070
Accumulated net realized gain (loss) on investments	(571,569)
Net unrealized appreciation (depreciation) on investments	6,792,647

Net Assets	$36,183,590

Net Asset Value per Share	$21.53

See notes to financial statements.

Select Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income	$526,881
Total investment income	526,881

Expenses:
Investment advisory fee	305,787
Transfer agent fees and expenses	8,278
Accounting fees	5,737
Directors' fees and expenses	3,740
Administrative fees	50,000
Custodian fees	1,745
Reports to shareholders	12,697
Professional fees	17,600
Miscellaneous	1,192
Total expenses	406,776
Fees paid indirectly	(5,522)
Net expenses	401,254

Net Investment Income	125,627

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,466,823
Change in unrealized appreciation (depreciation)	1,390,750

Net Realized and Unrealized Gain
(Loss) on Investments	2,857,573

Increase (Decrease) in Net Assets
Resulting From Operations	$2,983,200

See notes to financial statements.

Select Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$125,627	$64,188
Net realized gain (loss) on investments	1,466,823	(7,078)
Change in unrealized appreciation (depreciation)	1,390,750	6,949,585

Increase (Decrease) in Net Assets
Resulting From Operations	2,983,200	7,006,695

Distributions to shareholders from:
Net investment income	(126,611)	(48,589)

Capital share transactions:
Shares sold	6,081,823	7,074,172
Reinvestment of distributions	126,611	48,589
Shares redeemed	(4,853,146)	(7,361,953)
Total capital share transactions	1,355,288	(239,192)

Total Increase (Decrease) in Net Assets	4,211,877	6,718,914

Net Assets
Beginning of year	31,971,713	25,252,799
End of year (including undistributed net investment income
of $23,070 and $24,054, respectively)	$36,183,590	$31,971,713

Capital Share Activity
Shares sold	302,301	416,864
Reinvestment of distributions	5,886	2,456
Shares redeemed	(243,280)	(450,466)
Total capital share activity	64,907	(31,146)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Select Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $9,264,480 and $8,940,820, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $25,513,876. Net unrealized appreciation aggregated $6,792,647, of which $6,872,288 related to appreciated securities and $79,641 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $564,491 and $7,078 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2010 and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

	2004	2003
Distributions paid from:
Ordinary income	$126,611	$48,589
Total	$126,611	$48,589

As of December 31, 2004 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$23,070
Capital loss carryforward	(571,569)
Unrealized appreciation (depreciation)	6,792,647
Total	$6,244,148

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the year ended December 31, 2004, there were no borrowings by the Portfolio under the agreement.

Tax Information (Unaudited)

For corporate shareholders of Select Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Select Portfolio	2004	2003
Net asset value, beginning	$19.78	$15.33
Income from investment operations
Net investment income (loss)	.07	.04
Net realized and unrealized gain (loss)	1.76	4.44
Total from investment operations	1.83	4.48
Distributions from:
Net investment income	(.08)	(.03)
Total increase (decrease) in net asset value	1.75	4.45
Net asset value, ending	$21.53	$19.78

Total return*	9.23%	29.22%
Ratios to average net assets: A
Net investment income (loss)	.38%	.24%
Total expenses	1.22%	1.29%
Expenses before offsets	1.22%	1.29%
Net expenses	1.21%	1.22%
Portfolio turnover	29%	28%
Net assets, ending (in thousands)	$36,184	$31,972

	Periods Ended
	December 31,	December 31,
Select Portfolio	2002	2001(z)
Net asset value, beginning	$17.84	$15.00
Income from investment operations
Net investment income (loss)	--	.01
Net realized and unrealized gain (loss)	(2.50)	2.83
Total from investment operations	(2.50)	2.84
Distributions from:
Net investment income	(.01)	--
Total increase (decrease) in net asset value	(2.51)	2.84
Net asset value, ending	$15.33	$17.84

Total return*	(14.04%)	18.93%
Ratios to average net assets: A
Net investment income (loss)	.03%	.08% (a)
Total expenses	1.30%	1.45% (a)
Expenses before offsets	1.30%	1.45% (a)
Net expenses	1.23%	1.26% (a)
Portfolio turnover	16%	14%
Net assets, ending (in thousands)	$25,253	$20,575

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) From January 2, 2001 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330..

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Small Capitalization

Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Statement of Net Assets
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting and Availability of Quarterly Portfolio Holdings
18	Director and Officer Information Table

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Effective December 13, 2004, Ameritas Investment Corp. (AIC) replaced John McStay Investment Counsel (McStay) with Eagle Asset Management, Inc. (Eagle) as the Portfolio's subadvisor. After an extensive review of available options, Eagle was recommended by Morningstar Associates, LLC, and selected by AIC because of their risk-adjusted performance, style consistency, performance consistency, and investment experience.

Tom James, chairman of Eagle's parent company, Raymond James Financial, began Eagle in 1976 which has grown to approximately $8.5 billion in assets under management with nearly 40 financial professionals - portfolio managers, analysts, traders and reviewers. Eagle is located in St. Petersburg, Florida.

Performance

The Portfolio returned 2.34% during the twelve months ended December 31, 2004 compared to the Portfolio's benchmark, the Russell 2000 Growth, which returned 14.31% for the same time period. The Portfolio's underperformance relative to the benchmark resulted primarily from stock selection.

Markets & Investment Climate

The year proved to be a difficult market to navigate as equity markets were heavily influenced by the news-of-the-day, election year politics, and negative geopolitical events during the past year. The markets saw three major rotational themes play out during the year. First, January was led by a continuation of the lower quality (low priced stocks without earnings) stock rally that prevailed over the markets in 2003. Second, after the January 28 Federal Open Market Committee (FOMC) meeting, the Fed changed their posture to guard against the risk of stronger economic growth. With this shift, the market completely reversed course by becoming more risk averse. The next seven months were characterized by a lot of action, but not much net progress for stocks. While earnings were good for stocks, investors seemed more concerned by news out of Iraq, oil prices, and election year politics. Finally, the markets began to rally in September as investors returned from summer vacation, oil prices corrected, and the outcome of the election drew closer. Companies with earnings began to outperform companies without earnings and generally quality growth stocks led the market.

Investment Strategy

McStay sought to invest in quality smaller capitalization growth companies which exhibited repeatable, proven business models and seasoned management teams. Portfolio Management was team based with seven portfolio managers selecting stocks in 10-12 industries. The portfolio management team had an average of 18 years of investment experience.

Small Capitalization Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	2.34%
Five year	-13.54%
Since inception (11.1.99)	-8.74%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

% of Total
Economic Sectors	Investments

Auto & Transportation	1.6%
Consumer Discretionary	26.1%
Financial Services	12.7%
Health Care	23.2%
Materials & Processing	5.7%
Other Energy	7.9%
Producer Durables	6.3%
Technology	16.5%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 -- 12/31/04

Actual	$1,000.00	$1,055.40	$5.17
Hypothetical (5% return per year before taxes)	$1,000.00	$1,020.11	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of Ameritas Small Capitalization Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Small Capitalization Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Small Capitalization Portfolio

Statement of Net Assets

December 31, 2004

Equity Securities - 99.7%	Shares	Value
Agriculture - Fish & Ranch - 2.1%
Delta & Pine Land Co.	30,400	$829,312

Aluminum - 2.5%
Aleris International, Inc.*	58,900	996,588

Auto Trucks & Parts - 1.4%
Gentex Corp.	14,800	547,896

Banks - Outside New York City - 2.2%
First Bancorp Puerto Rico	13,700	870,087

Biotechnology - Research & Production - 3.4%
deCODE genetics, Inc.*	50,500	394,405
Martek Biosciences Corp.*	18,684	956,621
		1,351,026

Casinos & Gambling - 5.7%
Alliance Gaming Corp.*	80,100	1,106,181
Nevada Gold & Casinos, Inc.*	13,200	161,040
Shuffle Master, Inc.*	20,900	984,390
		2,251,611

Commercial Information Services - 1.6%
RADWARE Ltd.*	23,700	619,281

Communications Technology - 2.0%
Internet Capital Group, Inc.*	47,200	424,800
Tekelec, Inc.*	18,700	382,228
		807,028

Computer - Services, Software & Systems - 4.0%
Ansys Inc.*	15,900	509,754
Datastream Systems, Inc.*	103,900	720,027
eCollege.com, Inc.*	18,000	204,480
Netsmart Technologies, Inc.*	19,425	174,436
		1,608,697

Computer Technology - 4.1%
Emulex Corp.*	51,900	873,996
Radisys Corp.*	39,400	770,270
		1,644,266

Consumer Electronics - 2.6%
Universal Electronics, Inc.*	57,881	1,018,705

Drugs & Pharmaceuticals - 2.6%
Dendreon Corp.*	15,500	167,090
Medicis Pharmaceutical Corp.	24,200	849,662
		1,016,752

Electronic Equipment & Components - 2.6%
General Cable Corp.*	75,100	1,040,135

Equity Securities - Cont'd	Shares	Value
Electronics - 3.0%
Avid Technology, Inc.*	11,600	$716,300
EMS Technologies, Inc.*	28,000	465,360
		1,181,660

Electronics - Semiconductors / Components - 2.8%
ASE Test Ltd.*	56,900	384,644
Integrated Device Technology, Inc.*	64,100	740,996
		1,125,640

Electronics - Technology - 0.2%
OYO Geospace Corp.*	4,800	89,904

Energy Miscellaneous - 1.4%
Tetra Technologies, Inc.*	20,300	574,490

Entertainment - 2.9%
Lions Gate Entertainment Corp.*	107,100	1,137,402

Financial Data Processing Services - 1.7%
Global Payments, Inc.	11,700	684,918

Financial Information Services - 2.8%
Factset Research Systems, Inc.	19,300	1,127,892

Healthcare Facilities - 2.9%
American Healthways, Inc.*	35,000	1,156,400

Healthcare Management Services - 2.0%
Eclipsys Corp.*	39,700	811,071

Household Furnishings - 2.0%
Tempur-Pedic International, Inc.*	38,000	805,600

Insurance - Multi-Line - 1.0%
Primus Guaranty Ltd.*	24,800	406,472

Insurance - Property & Casualty - 3.2%
Direct General Corp.	22,000	706,200
Philadelphia Consolidated Holding Co.*	8,900	588,646
		1,294,846

Leisure Time - 1.5%
SCP Pool Corp.	19,100	609,290

Machinery - Industrial / Specialty - 1.1%
Actuant Corp.*	8,600	448,490

Machinery - Oil Well Equipment & Services - 3.1%
Patterson-UTI Energy, Inc.	64,400	1,252,580

Medical & Dental - Instruments & Supplies - 11.5%
American Medical Systems Holdings, Inc.*	24,000	1,003,440
Cooper Co's, Inc.	11,400	804,726
Edwards Lifesciences Corp.*	17,600	726,176
Inamed Corp.*	18,100	1,144,825
Respironics, Inc.*	16,400	891,504
		4,570,671

Metal Fabricating - 1.0%
Maverick Tube Corp.*	13,700	415,110

Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 3.1%
Unit Corp.*	32,600	$1,245,646

Pollution Control & Environmental Services - 1.1%
Duratek, Inc.*	17,000	423,470

Retail - 4.8%
Cabela's, Inc.*	16,500	375,210
Cash America International, Inc.	14,200	422,166
Genesco, Inc.*	35,600	1,108,584
		1,905,960

Savings & Loans - 0.8%
Bank Mutual Corp.	14,300	174,031
BankAtlantic Bancorp, Inc.	7,400	147,260
		321,291

Services - Commercial - 5.2%
Corrections Corp of America*	15,800	639,110
Horizon Health Corp.*	11,500	320,620
Waste Connections, Inc.*	32,400	1,109,700
		2,069,430

Telecommunications Equipment - 1.5%
C-COR, Inc.*	63,100	586,830

Textiles Apparel Manufacturers - 0.9%
Columbia Sportswear Co.*	5,000	298,050
Orange 21, Inc.*	5,575	58,259
		356,309

Transportation Miscellaneous - 1.4%
OMI Corp.	32,475	547,204

Total Equity Securities (Cost $37,793,279)		39,749,960

Total Investments (Cost $37,793,279) - 99.7%		39,749,960
Other assets and liabilities, net - 0.3%		130,357
Net Assets - 100%		$39,880,317

Net Assets Consist of:
Paid-in capital applicable to 1,473,548 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$75,728,163
Accumulated net realized gain (loss) on investments		(37,804,527)
Net unrealized appreciation (depreciation) on investments		1,956,681

Net Assets		$39,880,317

Net Asset Value Per Share		$27.06

* Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $206)	$39,704
Total investment income	39,704

Expenses:
Investment advisory fee	329,366
Transfer agent fees and expenses	10,647
Accounting fees	18,017
Directors' fees and expenses	4,418
Administrative fees	50,000
Custodian fees	34,856
Reports to shareholders	31,928
Professional fees	18,773
Miscellaneous	1,490
Total expenses	499,495
Reimbursement from Advisor	(95,347)
Fees paid indirectly	(16,660)
Net expenses	387,488

Net Investment Income (Loss)	(347,784)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain	6,909,357
Change in unrealized appreciation (depreciation)	(5,853,156)

Net Realized and Unrealized Gain
(Loss) on Investments	1,056,201

Increase (Decrease) in Net Assets
Resulting From Operations	$708,417

See notes to financial statements.

Small Capitalization Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($347,784)	($298,048)
Net realized gain (loss) on investments	6,909,357	4,838,429
Change in unrealized appreciation (depreciation)	(5,853,156)	7,181,124

Increase (Decrease) in Net Assets
Resulting From Operations	708,417	11,721,505

Capital share transactions:
Shares sold	4,865,787	21,384,964
Shares redeemed	(7,789,473)	(22,773,129)
Total capital share transactions	(2,923,686)	(1,388,165)

Total Increase (Decrease) in Net Assets	(2,215,269)	10,333,340

Net Assets
Beginning of year	42,095,586	31,762,246
End of year	$39,880,317	$42,095,586

Capital Share Activity
Shares sold	186,436	975,672
Shares redeemed	(305,117)	(1,051,449)
Total capital share activity	(118,681)	(75,777)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $37,878 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,235 was payable at year end. In addition, $13,040 was payable at year end for operating expenses paid by CASC during December 2004.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $130,751,214 and $133,857,309, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $37,793,279. Net unrealized appreciation aggregated $1,956,681, of which $2,129,838 related to appreciated securities and $173,157 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $25,901,859, and $11,902,668 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, and December 2010, respectively.

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($37,804,527)
Unrealized appreciation (depreciation)	1,956,681
Total	($35,847,846)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

Undistributed net investment income	$347,784
Paid in capital	(347,784)

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the year ended December 31, 2004, there were no borrowings by the Portfolio under the agreement.

Financial Highlights

	Years Ended
	December 31,	December 31,
Small Capitalization Portfolio	2004	2003
Net asset value, beginning	$26.44	$19.04
Income from investment operations
Net investment income (loss)	(.24)	(.19)
Net realized and unrealized gain (loss)	.86	7.59
Total from investment operations	.62	7.40
Total increase (decrease) in net asset value	.62	7.40
Net asset value, ending	$27.06	$26.44

Total return*	2.34%	38.87%
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.83%)
Total expenses	1.29%	1.26%
Expenses before offsets	1.04%	1.04%
Net expenses	1.00%	1.00%
Portfolio turnover	349%	169%
Net assets, ending (in thousands)	$39,880	$42,096

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2002	2001	2000
Net asset value, beginning	$29.40	$40.42	$56.42
Income from investment operations
Net investment income (loss)	(.23)	(.14)	(.18)
Net realized and unrealized gain (loss)	(10.13)	(10.88)	(15.55)
Total from investment operations	(10.36)	(11.02)	(15.73)
Distributions from
Net realized gains	--	--	(.27)
Total increase (decrease) in net asset value	(10.36)	(11.02)	(16.00)
Net asset value, ending	$19.04	$29.40	$40.42

Total return*	(35.24%)	(27.26%)	(27.90%)
Ratios to average net assets: A
Net investment income (loss)	(.91%)	(.48%)	(.33%)
Total expenses	1.16%	1.11%	1.00%
Expenses before offsets	1.05%	1.02%	.93%
Net expenses	1.00%	1.00%	.91%
Portfolio turnover	140%	252%	217%
Net assets, ending (in thousands)	$31,762	$62,780	$90,017

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Small Company Equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report

December 31, 2004

Ameritas Small Company Equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Annual Report, December 31, 2004

3	Portfolio Manager Remarks
5	Shareholder Expense Example
6	Report of Independent Registered Public Accounting Firm
7	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
16	Financial Highlights
17	Explanation of Financial Tables
18	Proxy Voting and Availability of Quarterly Portfolio Holdings
19	Director and Officer Information Table

Ameritas Small company equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Babson Capital Management LLC

A word from portfolio management:

Performance

During the annual period ended December 31, 2004, the portfolio generated positive returns of 15.18%. However, the portfolio lagged its benchmark, the Russell 2000 Index, (which returned 18.33%) primarily due to the market's preference for low quality stocks.

Our portfolio underperformed the benchmark in 2004. However, we feel that it was a very good year for stock picking for us in the face of a market led by low quality stocks for the second consecutive year. To get back to basics, we measure quality by the level of a company's profitability relative to the amount of capital invested in the business, and the volatility of these profits over the business cycle. As a corollary, these high quality companies typically have low debt levels especially relative to average earnings over a business cycle. Our measure of quality differs from many competitors who include low PE or price-to-book as quality in addition to our measures. In 2004, there was a distinct difference in the performance of profitable, steady companies and cheap stocks. According to Jeremy Grantham, a well-known market historian and co-founder of Grantham, Mayo, Van Otterloo, through the first nine months of 2004 quality companies appeared to underperform by some 4 percentage points, while cheap stocks outperformed by about the same number. He reiterates this in an interview printed in the January 3, 2005 edition of Barron's. "Well, high quality is now really quite cheap, and low volatility (stock price, not earnings) which is surprisingly different from high quality, is moderately inexpensive. The real surprise to us is there isn't a positive correlation (between high quality companies and low volatility stocks). Everyone in our business, including us, has tended to think they are almost synonymous, and they simply aren't. The highest-quality 30%, what you might call 'great' companies, and the low-volatility (again stock price) 30% have an insignificant negative correlation quality stocks are relatively cheap after having done quite badly for two years, and so they should be taken more serious than normal."

The leading stock performers within the Dow Jones industry groups in 2004 support the notion of low quality but cheap companies performing well. The best sectors were general mining +97%, steel +66%, internet +61%, and coal +58%, diverse sectors but all marked by high profit volatility and low returns on invested capital. Rounding out the top five was consumer electronics +74%, but it would not be obvious to us that companies in this sector would typically have lower quality profit streams.

Small Company Equity Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	15.18%
Since inception (1.2.01)	17.73%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Outlook

The environment continues to be fraught with risk. Personal debt levels in this country are higher than they have ever been. The U.S. Federal Reserve bank has begun to raise interest rates and tax rebates are not forthcoming, which should combine to slow the U.S. economy. At the same time, China is attempting to slow its economy, which could impact the U.S. even more. Further, 2005 is the first year after a Presidential election, when the government traditionally is more willing to accept a sluggish economy; while we believe the economy will be slower in 2005, it does not have much impact on what we do. We are bottom-up stock pickers, always trying to find companies with long-term competitive advantages, and strong managements that should do better than average over the long-term regardless of the macro environment. We cannot predict what the economy will do. There are too many variables. We can only try to find the higher quality companies that can perform over the long-term. Thank you for your support and patience.

% of Total
Economic Sectors	Investments

Auto & Transportation	9.5%
Consumer Discretionary	21.4%
Financial Services	18.7%
Healthcare	4.3%
Materials & Processing	7.7%
Other	3.8%
Other Energy	10.3%
Producer Durables	11.2%
Technology	12.9%
Utilities	0.2%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 -- 12/31/04
Actual	$1,000.00	$1,112.90	$7.97
Hypothetical (5% return per year before taxes)	$1,000.00	$1,017.60	$7.61

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritas Small Company Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Small Company Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Small Company Equity Portfolio

Schedule of Investments

December 31, 2004

Equity Securities - 94.7%	Shares	Value
Advertising Agencies - 2.0%
Advo, Inc.	15,300	$545,445

Banks - Outside New York City - 7.0%
Alabama National Bancorp	1,200	77,400
Boston Private Financial Holdings, Inc.	15,600	439,452
Financial Institutions, Inc.	9,800	227,850
Hanmi Financial Corp.	11,900	427,686
Pacific Capital Bancorp	9,300	316,107
Piper Jaffray Co.'s*	6,100	292,495
UMB Financial Corp.	2,300	130,318
		1,911,308

Building Materials - 1.7%
Trex Co, Inc.*	8,900	466,716

Chemicals - 1.5%
MacDermid, Inc.	11,300	407,930

Commercial Information Services - 1.4%
Arbitron, Inc.*	9,500	372,210

Communications Technology - 1.4%
Bel Fuse, Inc., Class B	11,200	378,448

Computer - Services, Software & Systems - 3.4%
Ansoft Corp.*	26,900	543,380
Dendrite International, Inc.*	20,200	391,880
		935,260

Cosmetics - 0.6%
Revlon, Inc.*	71,200	163,760

Drugs & Pharmaceuticals - 3.0%
Taro Pharmaceuticals Industries Ltd.*	11,000	374,330
Valeant Pharmaceuticals International	17,300	455,855
		830,185

Electronic Equipment & Components - 2.6%
AZZ, Inc.*	16,300	264,875
Baldor Electric Co.	16,200	445,986
		710,861

Electronics - 1.5%
Ii-Vi, Inc.	9,500	403,655

Electronics - Semiconductors / Components - 4.1%
Actel Corp.*	26,400	463,056
Excel Technology, Inc.*	9,800	254,800
Micrel, Inc.*	36,700	404,434
		1,122,290

Electronics - Technology - 1.9%
EDO Corp.	16,400	520,700

Equity Securities - Cont'd	Shares	Value
Energy Equipment - 2.1%
Global Power Equipment Group, Inc.*	57,300	$563,832

Financial Data Processing Services - 0.8%
eSpeed, Inc.*	18,800	232,556

Financial Miscellaneous - 2.5%
Sterling Bancorp	23,946	676,474

Healthcare Management Services - 1.0%
Corvel Corp.*	10,400	278,512

Identification Control & Filter Devices - 1.2%
Mine Safety Appliances Co.	6,300	319,410

Insurance - Property & Casualty - 0.8%
Donegal Group, Inc.	10,032	230,034

Jewelry Watches & Gems - 1.7%
Fossil, Inc.*	18,000	461,520

Machinery - Industrial / Specialty - 2.0%
Actuant Corp.*	7,000	365,050
Met-Pro Corp.	14,099	187,517
		552,567

Machinery - Oil Well Equipment & Services - 5.0%
Rowan Co.'s, Inc.*	9,600	248,640
RPC, Inc.	26,500	665,680
W-H Energy Services, Inc.*	20,700	462,852
		1,377,172

Metal Fabricating - 2.4%
Kaydon Corp.	20,300	670,306

Metals & Minerals Miscellaneous - 0.1%
Foundation Coal Holdings, Inc.*	1,700	39,202

Multi-Sector Companies - 3.6%
Carlisle Co.'s, Inc.	6,200	402,504
Teleflex, Inc.	11,100	576,534
		979,038

Oil - Crude Producers - 2.7%
St Mary Land & Exploration Co.	6,200	258,788
Unit Corp.*	12,700	485,267
		744,055

Plastics - 1.5%
Spartech Corp.	15,400	417,186

Pollution Control & Environmental Services - 1.4%
Headwaters, Inc.*	13,000	370,500

Production Technology Equipment - 3.5%
Dionex Corp.*	7,700	436,359
Mykrolis Corp.*	36,700	520,039
		956,398

Equity Securities - Cont'd	Shares	Value
Radio & Television Broadcasters - 3.1%
Lin TV Corp.*	17,200	$328,520
Saga Communications, Inc.*	31,250	526,563
		855,083

Recreational Vehicles & Boats - 2.1%
Marine Products Corp.	22,450	586,169

Restaurants - 1.4%
Rare Hospitality International, Inc.*	11,850	377,541

Retail - 6.8%
Big 5 Sporting Goods Corp.	26,200	763,468
Coldwater Creek, Inc.*	23,400	722,358
Sportsman's Guide, Inc.*	17,000	382,500
		1,868,326

Savings & Loans - 4.1%
First Republic Bank	11,950	633,350
Webster Financial Corp.	9,700	491,208
		1,124,558

Securities Brokers & Services - 2.4%
Jefferies Group, Inc.	16,700	672,676

Services - Commercial - 1.8%
G & K Services, Inc.	11,300	490,646

Textiles Apparel Manufacturers - 1.6%
Carter's, Inc.*	12,700	431,673

Transportation Miscellaneous - 1.0%
CH Robinson Worldwide, Inc.	4,700	260,944

Truckers - 5.9%
Heartland Express, Inc.	14,300	321,321
Knight Transportation, Inc.	21,725	538,780
Landstar System, Inc.*	10,300	758,492
		1,618,593

Utilities - Telecommunications - 0.1%
Iowa Telecommunications Services, Inc.	1,900	40,983

Total Equity Securities (Cost $20,247,200)		25,964,722

TOTAL INVESTMENTS (Cost $20,247,200) - 94.7%		25,964,722
Other assets and liabilities, net - 5.3%		1,446,825
Net Assets - 100%		$27,411,547

* Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio

Statement of Assets and Liabilities

December 31, 2004

Assets
Investments in securities, at value (Cost $20,247,200) - See accompanying schedule	$25,964,722
Cash	1,714,400
Receivable for securities sold	96,601
Receivable for shares sold	16,976
Dividends and interest receivable	16,661
Other assets	506
Total assets	27,809,866

Liabilities
Payable for securities purchased	339,760
Payable for shares redeemed	695
Payable to Ameritas Investment Corp.	28,463
Payable to Calvert Administrative Services Company	12,591
Accrued expenses and other liabilities	16,810
Total liabilities	398,319
Net assets	$27,411,547

Net Assets Consist of:
Paid-in capital applicable to 1,086,501 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$21,338,064
Accumulated net realized gain (loss) on investments	355,961
Net unrealized appreciation (depreciation) on investments	5,717,522

Net Assets	$27,411,547

Net Asset Value per Share	$25.23

See notes to financial statements.

Small Company Equity Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income	$156,225
Total investment income	156,225

Expenses:
Investment advisory fee	266,080
Transfer agent fees and expenses	9,424
Accounting fees	10,414
Directors' fees and expenses	2,734
Administrative fees	50,000
Custodian fees	12,570
Reports to shareholders	11,179
Professional fees	18,309
Miscellaneous	661
Total expenses	381,371
Reimbursement from Advisor	(16,165)
Fees paid indirectly	(8,849)
Net expenses	356,357

Net Investment Income (Loss)	(200,132)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,585,858
Change in unrealized appreciation (depreciation)	2,119,679

Net Realized and Unrealized Gain
(Loss) on Investments	3,705,537

Increase (Decrease) in Net Assets
Resulting From Operations	$3,505,405

See notes to financial statements.

Small Company Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($200,132)	($146,712)
Net realized gain (loss) on investments	1,585,858	1,813,271
Change in unrealized appreciation (depreciation)	2,119,679	4,104,193

Increase (Decrease) in Net Assets
Resulting From Operations	3,505,405	5,770,752

Distributions to shareholders from:
Net realized gain	(1,764,135)	(747,979)

Capital share transactions:
Shares sold	5,425,824	5,254,200
Reinvestment of distributions	1,764,135	747,979
Shares redeemed	(4,689,427)	(4,366,155)
Total capital share transactions	2,500,532	1,636,024

Total Increase (Decrease) in Net Assets	4,241,802	6,658,797

Net Assets
Beginning of year	23,169,745	16,510,948
End of year	$27,411,547	$23,169,745

Capital Share Activity
Shares sold	226,284	254,104
Reinvestment of distributions	69,812	31,586
Shares redeemed	(199,333)	(224,241)
Total capital share activity	96,763	61,449

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $11,246,731 and $10,927,790, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $20,249,311. Net unrealized appreciation aggregated $5,715,411, of which $6,281,615 related to appreciated securities and $566,204 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$18,112	--
Long-term capital gain	1,746,023	$747,979
Total	$1,764,135	$747,979

As of December 31, 2004 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$9,386
Undistributed long-term capital gain	348,686
Unrealized appreciation (depreciation)	5,715,411
Total	$6,073,483

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassification is due to the tax treatment of net operating losses.

Undistributed net investment income	$200,132
Accumulated net realized gain (loss)	(200,132)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the year ended December 31, 2004, there were no borrowings by the Portfolio under the agreement.

Tax Information (Unaudited)

For corporate shareholders of Small Company Equity Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004 qualify for the corporate dividends received deduction.

Financial Highlights

	Years Ended
	December 31,	December 31,
Small Company Equity	2004	2003
Net asset value, beginning	$23.41	$17.79
Income from investment operations
Net investment income (loss)	(.18)	(.15)
Net realized and unrealized gain (loss)	3.74	6.55
Total from investment operations	3.56	6.40
Distributions from:
Net realized gain	(1.74)	(.78)
Total increase (decrease) in net asset value	1.82	5.62
Net asset value, ending	$25.23	$23.41

Total return*	15.18%	35.91%
Ratios to average net assets: A
Net investment income (loss)	(.84%)	(.79%)
Total expenses	1.61%	1.78%
Expenses before offsets	1.54%	1.57%
Net expenses	1.50%	1.50%
Portfolio turnover	49%	55%
Net assets, ending (in thousands)	$27,412	$23,170

	Periods Ended
	December 31,	December 31,
Small Company Equity	2002	2001(z)
Net asset value, beginning	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.14)	(.08)
Net realized and unrealized gain (loss)	(1.29)	4.94
Total from investment operations	(1.43)	4.86
Distributions from:
Net realized gain	(.24)	(.40)
Total increase (decrease) in net asset value	(1.67)	4.46
Net asset value, ending	$17.79	$19.46

Total return*	(7.32%)	32.42%
Ratios to average net assets: A
Net investment income (loss)	(.76%)	(.67%) (a)
Total expenses	1.82%	2.38% (a)
Expenses before offsets	1.64%	1.97% (a)
Net expenses	1.50%	1.50% (a)
Portfolio turnover	46%	75%
Net assets, ending (in thousands)	$16,511	$11,844

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858, by visiting the Ameritas website at www.ameritas.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.ameritas.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference(R)

December 31, 2004

Annual Report

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

Performance

CVS Calvert Social Balanced Portfolio returned 8.26% in 2004, as both stocks and bonds posted positive returns for the year. The Russell 1000 Index, a measure of stock market performance, returned 11.40% and the Lehman U.S. Credit Index, a measure of bond market performance, 5.24%. A blend of these indices, using the same weightings that we target for stocks and bonds in the Portfolio, produced a total return of 8.94%.

Investment

Stocks

Uncertainty seemed to be the investment watchword for the first three-quarters of 2004. A contentious presidential election, concern over the course of events in Iraq, the prospect of higher interest rates, and worries over the economic impact of rising oil prices conspired to place stock investors largely on the sidelines. Stocks with lower-risk profiles and those tied to rising oil and commodity prices showed the strongest returns over the first nine months of the reporting period, replacing the prior year's high-risk rebound stories.

However, this sluggishness disappeared after the polls closed on November 2. The end of political uncertainty unleashed a flood of pent-up investor demand, and stocks rose strongly over the balance of the year. From the market's close on November 2 through the end of 2004, the Russell 1000 returned 8.04%, turning an uneventful, even disappointing, year into a solid one. Markets took on a risk-embracing, low-quality-favoring tone that reflected the mood of 2003 more than that of earlier 2004.

Bonds

On the fixed-income side of the equation, ups and downs were the order of the day. A strong first quarter (with the Lehman U.S. Credit Index returning 3.27%) reflected the bullish attitudes of 2003, but the second quarter turned weaker as investors began to realize that historically low interest rates wouldn't last much longer. Indeed, the Federal Reserve announced the first of an anticipated five increases on the last day of the second quarter. The next two hikes came in the third quarter, though bonds moved up sharply as investors saw prospects for slower economic growth on the heels of rising oil prices and also seemed to offer a vote of confidence in the pace and scale of the Fed's rate increases.

Following the presidential election, the bond-market response was much more subdued than that of the stock market, with only modest improvement in bond performance over the closing days of the year.

CVS Calvert Social Balanced Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

$40,000
$30,000
$20,000
$10,000
12/31/1994
12/95
12/96
12/97
12/98
12/99
12/00
12/01
12/02
12/03
12/04
CVS Calvert Social Balanced Portfolio - $23,427
Russell 1000 Index TR - $31,504
Lehman U.S. Credit Index - $22,414

Average Annual Total Return

(period ended 12.31.04)

One year	8.26%
Five year	0.46%
Ten year	8.89%

* Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002 and February 1995.

Portfolio Strategy

Through the reporting period, the Portfolio's actual asset allocation stayed close to our long-term target of 60% stocks and 40% bonds. The market's change in performance leadership by stocks and then bonds quarter over quarter demonstrated the risks associated with active tactical reallocations and reinforced our orientation toward a long investment horizon.

New sub-advisor

On June 30, 2004, Calvert added a new subadvisor to the equity portion of the Portfolio. New Amsterdam Partners LLC now runs the portion of assets formerly managed by Brown Capital Management. New Amsterdam was selected for its strong investment process, proven track record, experience in environmentally and socially screened portfolios, and investment style, which is complementary to that of the Portfolio's primary equity manager, State Street Global Investors (SSgA Funds Management).

Stock portfolio

Our stock portfolio underperformed the Russell 1000 Index, as did many active large-cap core fund portfolios. Sector selection -- the effect of a portfolio's weightings to various economic sectors differing from the benchmark's weighting to those sectors -- was the primary detractor from performance. Our managers added value in the period through stock selection, as our holdings in a sector generally outperformed the Index constituents in the same sector. Rising oil prices heavily rewarded the prices of large oil company stocks, so we were at a disadvantage in not holding any of those names. However, this was offset by our overweighting to Other Energy stocks that had strong performance. The weaker performance of Technology hurt performance relative to the Russell 1000 because of our overweighting to this weak-performing sector and the poor relative performance of our holdings.

Bond portfolio

Our bond portfolio posted competitive returns, outperforming the Lehman U.S. Credit Index, one of the better-performing investment-grade bond indexes. Through the year, our bond portfolio had a low level of exposure to interest-rate changes relative to the Lehman benchmark. Portfolio duration was 3.85 years, while that of the Lehman was 5.67 years. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

In the first half of the year, that short duration provided a good measure of outperformance as investors became concerned about the Fed's inclination to raise short-term interest rates. During the last half of 2004, bonds actually rallied as the Fed began raising short-term rates. Although we suffered some disadvantage by maintaining relatively short duration, our adroit trading tactics and effective yield-curve management mitigated the negatives, preserving much of the performance margin accrued over the first half of the year.

Outlook

For stocks, we are cautiously optimistic about the coming year. We believe profits can continue growing, though likely at a slower pace, and that dividends will be the drivers of stock market returns. While current valuations are not high, given the current upward trend in interest rates, it seems reasonable to assume that investors will no longer be willing to pay a high premium for stocks. For bonds, we see marginally higher interest rates ahead. We think the Fed will continue raising short-term interest rates periodically -- at least through mid year. We expect that longer-term rates will move up in accord with these changes, but no faster.

Asset Allocation	% of Total
(at 12.31.04)	Investments
Stocks	64%
Bonds	35%
Cash & Cash Equivalents	1%
100%

(as a % of net assets, stocks were 62.5%)

In such an environment, a portfolio like the CVS Calvert Social Balanced Portfolio, with a broad selection of both stocks and bonds, may help investors benefit from and weather changing market conditions.

Sincerely,

Steve Falci

Chief Investment Officer, Equities

Calvert Asset Management Company

January 2005

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,055.60	$4.80
Hypothetical (5% return per year before taxes)	$1,000.00	$1,020.47	$4.72

* Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Balanced Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors whose have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Balanced Portfolio

Statement of Net Assets

December 31, 2004

Equity Securities - 62.5%	Shares	Value
Advertising Agencies - 0.4%
Omnicom Group, Inc.	21,800	$1,838,176

Air Transportation - 0.1%
FedEx Corp.	3,600	354,564

Auto Parts - After Market - 0.0%
Genuine Parts Co.	4,300	189,458

Auto Parts - Original Equipment - 0.3%
Autoliv, Inc.	25,600	1,236,480

Auto Trucks & Parts - 0.1%
Wabash National Corp.*	22,500	605,925

Banks - New York City - 1.5%
Bank of New York Co., Inc.	68,300	2,282,586
JPMorgan Chase & Co.	120,920	4,717,089
		6,999,675

Banks - Outside New York City - 4.7%
Bank of America Corp.	139,376	6,549,278
First Republic Capital Corp., Preferred (e)	500	525,000
KeyCorp Ltd.	24,800	840,720
M&T Bank Corp.	19,600	2,113,664
TCF Financial Corp.	58,600	1,883,404
US Bancorp	94,900	2,972,268
Wachovia Corp.	84,300	4,434,180
Wells Fargo & Co.	45,200	2,809,180
		22,127,694

Biotechnology - Research & Production - 0.9%
Amgen, Inc.*	53,400	3,425,610
Invitrogen Corp.*	9,200	617,596
		4,043,206

Building Materials - 0.2%
Masco Corp.	28,700	1,048,411

Chemicals - 0.9%
Airgas, Inc.	50,100	1,328,151
Praxair, Inc.	49,100	2,167,765
Sigma-Aldrich Corp.	15,500	937,130
		4,433,046

Communications & Media - 1.1%
Time Warner, Inc.*	252,200	4,902,768

Communications Technology - 2.2%
Cisco Systems, Inc.*	222,800	4,300,040
CommScope, Inc.*	130,500	2,466,450
Harris Corp.	26,700	1,649,793
Qualcomm, Inc.	43,300	1,835,920
Scientific-Atlanta, Inc.

Equity Securities - Cont'd	Shares	Value
Computer - Services, Software & Systems - 2.7%
Adobe Systems, Inc.	46,800	$2,936,232
Citrix Systems, Inc.*	8,400	206,052
Compuware Corp.*	48,000	310,560
Microsoft Corp.	338,800	9,049,348
Symantec Corp.*	6,200	159,712
Veritas Software Corp.*	5,000	142,750
		12,804,654

Computer Technology - 3.2%
Dell, Inc.*	150,400	6,337,856
EMC Corp.*	38,100	566,547
Hewlett-Packard Co.	29,300	614,421
International Business Machines Corp.	74,300	7,324,494
		14,843,318

Consumer Electronics - 0.9%
Electronic Arts, Inc.*	5,100	314,568
Harman International Industries, Inc.	1,700	215,900
Yahoo!, Inc.*	101,500	3,824,520
		4,354,988

Consumer Products - 1.9%
Alberto-Culver Co.	33,300	1,617,381
American Greetings Corp.	3,700	93,795
Gillette Co.	56,900	2,547,982
Kimberly-Clark Corp.	48,900	3,218,109
Toro Co.	16,200	1,317,870
		8,795,137

Containers & Packaging - Paper & Plastic - 0.1%
Sealed Air Corp.*	9,400	500,738

Cosmetics - 0.4%
Estee Lauder Co.'s, Inc.	41,600	1,904,032

Diversified Financial Services - 1.9%
American Express Co.	76,000	4,284,120
CIT Group, Inc.	5,100	233,682
Goldman Sachs Group, Inc.	22,600	2,351,304
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Roslyn Real Estate Asset Corp., Preferred	2,000	200,000
		9,049,106

Diversified Production - 0.3%
Danaher Corp.	16,200	930,042
Dover Corp.	7,500	314,550
		1,244,592

Drug & Grocery Store Chains - 0.7%
Supervalu, Inc.	13,600	469,472
Walgreen Co.	69,600	2,670,552
		3,140,024

Drugs & Pharmaceuticals - 3.5%
Cardinal Health, Inc.	23,800	1,383,970
Johnson & Johnson	128,600	8,155,812
Pfizer, Inc.	252,300	6,784,347
		16,324,129

Equity Securities - Cont'd	Shares	Value
Education Services - 0.4%
Apollo Group, Inc.*	23,000	$1,856,330

Electrical - Household Appliances - 0.1%
Whirlpool Corp.	4,600	318,366

Electronic Equipment & Components - 0.2%
Cooper Industries Ltd.	4,300	291,927
Molex, Inc.	24,800	744,000
		1,035,927

Electronics - Medical Systems - 0.9%
Medtronic, Inc.	66,700	3,312,989
Varian Medical Systems, Inc.*	25,700	1,111,268
		4,424,257

Electronics - Semiconductors / Components - 1.7%
Altera Corp.*	34,500	714,150
Analog Devices, Inc.	36,300	1,340,196
Atmel Corp.*	56,500	221,480
Intel Corp.	193,900	4,535,321
Jabil Circuit, Inc.*	30,700	785,306
Texas Instruments, Inc.	17,300	425,926
		8,022,379

Energy Miscellaneous - 0.4%
Veritas DGC, Inc.*	83,600	1,873,476

Finance - Small Loan - 0.6%
SLM Corp.	52,500	2,802,975

Finance Companies - 0.4%
Capital One Financial Corp.	22,800	1,919,988

Financial Data Processing Services - 1.3%
Automatic Data Processing, Inc.	78,800	3,494,780
DST Systems, Inc.*	3,100	161,572
First Data Corp.	51,500	2,190,810
Fiserv, Inc.*	2,700	108,513
SunGard Data Systems, Inc.*	4,200	118,986
		6,074,661

Financial Miscellaneous - 1.5%
AMBAC Financial Group, Inc.	4,700	386,011
Fannie Mae	30,700	2,186,147
Freddie Mac	3,600	265,320
MBNA Corp.	124,750	3,516,702
Nationwide Financial Services, Inc.	5,400	206,442
Providian Financial Corp.*	35,500	584,685
		7,145,307

Foods - 2.1%
General Mills, Inc.	15,900	790,389
H.J. Heinz Co.	38,100	1,485,519
Hershey Foods Corp.	64,900	3,604,546
Kellogg Co.	45,800	2,045,428
Sysco Corp.	44,950	1,715,742
		9,641,624

Equity Securities - Cont'd	Shares	Value
Forest Products - 0.2%
Weyerhaeuser Co.	16,500	$1,109,130

Healthcare Facilities - 0.2%
DaVita, Inc.*	24,000	948,720

Healthcare Management Services - 0.2%
Caremark Rx, Inc.*	21,400	843,802

Healthcare Services - 1.2%
Express Scripts, Inc.*	7,200	550,368
WellPoint, Inc.*	45,600	5,244,000
		5,794,368

Home Building - 1.3%
NVR, Inc.*	4,500	3,462,300
Pulte Homes, Inc.	39,800	2,539,240
		6,001,540

Household Equipment & Products - 0.5%
Black & Decker Corp.	26,000	2,296,580

Identification Control & Filter Devices - 0.6%
Parker Hannifin Corp.	35,800	2,711,492

Insurance - Life - 0.8%
Jefferson-Pilot Corp.	5,100	264,996
Phoenix Co.'s, Inc.	13,700	171,250
Principal Financial Group, Inc.	50,400	2,063,376
Prudential Financial, Inc.	19,100	1,049,736
		3,549,358

Insurance - Multi-Line - 1.4%
Aflac, Inc.	66,400	2,645,376
CIGNA Corp.	3,600	293,652
Conseco, Inc., Preferred	67,000	1,775,500
Hartford Financial Services, Inc.	3,900	270,309
Lincoln National Corp.	11,200	522,816
Protective Life Corp.	18,200	776,958
Safeco Corp.	3,100	161,944
		6,446,555

Insurance - Property & Casualty - 0.8%
21st Century Insurance Group	12,400	168,640
Chubb Corp.	19,600	1,507,240
Commerce Group, Inc.	20,600	1,257,424
Progressive Corp.	8,000	678,720
		3,612,024

Machinery - Agricultural - 0.4%
Deere & Co.	25,300	1,882,320

Machinery - Construction & Handling - 0.3%
Terex Corp.*	32,200	1,534,330

Machinery - Industrial / Specialty - 0.4%
Illinois Tool Works, Inc.	13,800	1,278,984
Nordson Corp.	3,600	144,252
Tecumseh Products Co.	9,900	473,220
		1,896,456

Equity Securities - Cont'd	Shares	Value
Machinery - Oil Well Equipment & Services - 0.4%
Smith International, Inc.*	33,600	$1,828,176

Medical & Dental - Instruments & Supplies - 0.8%
Becton Dickinson & Co.	49,300	2,800,240
St. Jude Medical, Inc.*	3,400	142,562
Stryker Corp.	14,800	714,100
		3,656,902

Medical Services - 0.0%
Coventry Health Care, Inc.*	3,450	183,126

Multi-Sector Companies - 0.8%
3M Co.	43,300	3,553,631

Office Furniture & Business Equipment - 0.4%
Lexmark International, Inc.*	17,400	1,479,000
Pitney Bowes, Inc.	2,800	129,584
Xerox Corp.*	27,000	459,270
		2,067,854

Oil - Crude Producers - 2.0%
Cimarex Energy Co.*	14,800	560,920
EOG Resources, Inc.	73,000	5,209,280
Pioneer Natural Resources Co.	3,400	119,340
XTO Energy, Inc.	99,325	3,514,119
		9,403,659

Photography - 0.3%
Eastman Kodak Co.	36,400	1,173,900

Pollution Control & Environmental Services - 0.0%
Headwaters, Inc.*	5,200	148,200

Publishing - Miscellaneous - 0.5%
McGraw-Hill Co.'s, Inc.	20,200	1,849,108
RR Donnelley & Sons Co.	12,200	430,538
		2,279,646

Publishing - Newspapers - 0.0%
New York Times Co.	4,500	183,600

Real Estate Investment Trust - 0.6%
Equity Office Properties Trust	31,000	902,720
New Century Financial Corp.	26,500	1,693,615
		2,596,335

Recreational Vehicles & Boats - 0.3%
Harley-Davidson, Inc.	21,100	1,281,825

Restaurants - 0.1%
CKE Restaurants, Inc.*	40,400	586,204

Retail - 3.6%
Bed Bath & Beyond, Inc.*	60,200	2,397,766
Best Buy Co., Inc.	5,000	297,100
Costco Wholesale Corp.	24,200	1,171,522
Dollar General Corp.	5,400	112,158
Gap, Inc.	44,500	939,840
Home Depot, Inc.	105,200	4,496,248
Lowe's Co.'s, Inc.	57,600	3,317,184

Equity Securities - Cont'd	Shares	Value
Retail - Cont'd
ShopKo Stores, Inc.*	8,500	$158,780
Staples, Inc.	47,800	1,611,338
Target Corp.	42,100	2,186,253
		16,688,189

Savings & Loans - 0.4%
Washington Mutual, Inc.	44,000	1,860,320

Securities Brokers & Services - 0.5%
Charles Schwab Corp.	7,200	86,112
Franklin Resources, Inc.	35,600	2,479,540
		2,565,652

Services - Commercial - 0.1%
Brink's Co.	14,200	561,184

Shoes - 0.1%
Timberland Co.*	9,700	607,899

Soaps & Household Chemicals - 1.0%
Colgate-Palmolive Co.	12,900	659,964
Procter & Gamble Co.	74,900	4,125,492
		4,785,456

Transportation Miscellaneous - 0.4%
United Parcel Service, Inc., Class B	19,100	1,632,286

Utilities - Cable, Television, & Radio - 0.0%
Comcast Corp.*	4,000	133,120

Utilities - Electrical - 0.6%
Cleco Corp.	19,600	397,096
Hawaiian Electric Industries, Inc.	8,600	250,690
IDACORP, Inc.	18,800	574,716
NiSource, Inc.	17,900	407,762
OGE Energy Corp.	31,000	821,810
Sierra Pacific Resources Corp.*	18,200	191,100
UniSource Energy Corp.	8,300	200,113
		2,843,287

Utilities - Gas Distribution - 1.3%
AGL Resources, Inc.	17,700	588,348
Energen Corp.	600	35,370
Kinder Morgan, Inc.	38,400	2,808,192
Oneok, Inc.	91,200	2,591,904
		6,023,814

Utilities - Gas Pipelines - 0.1%
Equitable Resources, Inc.	4,600	279,036

Utilities - Telecommunications - 2.1%
Bellsouth Corp.	183,400	5,096,686
Citizens Communications Co.	27,500	379,225
Manitoba Telecom Services, Inc.	7,421	302,243
Nextel Communications, Inc.*	8,000	240,000
SBC Communications, Inc.	151,000	3,891,270
		9,909,424

Equity Securities - Cont'd	Shares	Value
Wholesalers - 0.2%
United Stationers, Inc.*	16,800	$776,160

Total Equity Securities (Cost $244,715,814)		292,465,311

	Principal
Corporate Bonds - 25.4%	Amount
ACLC Business Loan Receivables Trust:
7.585%, 1/15/21 (e)	$113,752	113,972
8.745%, 1/15/21 (e)	749,954	634,648
2.94%, 10/15/21 (e)(r)	731,491	684,173
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	1,000,000	1,036,810
APL Ltd., 8.00%, 1/15/24	440,000	471,900
ASIF Global Financing Corp., 2.73%, 3/14/06 (e)(r)	3,500,000	3,500,732
Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	1,500,000	1,627,470
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	2,700,000	1,640,250
Atmos Energy Corp., 2.465%, 10/15/07 (r)	2,000,000	1,999,380
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	574,375
Banco Santander Chile, 2.80%, 12/9/09 (e)(r)	1,500,000	1,499,685
Bank One Issuance Trust, 2.453%, 10/15/08 (r)	2,000,000	2,001,125
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	1,500,000	1,638,255
BF Saul REIT, 7.50%, 3/1/14 (e)	1,500,000	1,545,000
Camp Pendleton and Quantico Military Housing LLC, 5.937%, 10/1/43 (e)	2,500,000	2,647,275
Chase Capital II, 2.66%, 2/1/27 (r)	1,000,000	937,550
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,500,000	2,478,200
Chevy Chase Bank FSB, 6.875%, 12/1/13	300,000	309,000
CIT Group, Inc., 2.55%, 8/31/06 (r)	4,000,000	4,000,280
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,195,007	1,254,318
Franchise Loan Trust Certificates, Interest Only, 0.944%, 8/18/16 (e)(r)	5,804,403	248,254
Continental Airlines, Inc., 3.338%, 12/6/07 (r)	1,500,000	1,505,895
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,493,156
Countrywide Home Loans, Inc.:
2.528%, 11/30/05 (r)	1,000,000	995,380
2.54%, 11/16/07 (r)	1,500,000	1,498,883
Delta Air Lines, Inc., 2.85%, 1/25/08 (r)	1,766,672	1,777,625
Duke Realty LP, 2.781%, 12/22/06 (r)	2,000,000	1,999,800
E*Trade Financial Corp., 8.00%, 6/15/11 (e)	800,000	858,000
FedEx Corp., 2.286%, 4/1/05 (r)	3,500,000	3,501,823
First Republic Bank, 7.75%, 9/15/12	500,000	571,970
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	1,446,684	1,247,592
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	972,318	967,686
Trust II, 4.232%, 12/15/09 (e)	1,000,000	994,688
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	1,000,000	1,099,390
Goldman Sachs Group, Inc., 2.445%, 10/7/11 (r)	3,500,000	3,499,895
Great Lakes Power, Inc., 8.30%, 3/1/05	6,000,000	6,044,100
Greater Bay Bancorp, 5.25%, 3/31/08	500,000	503,220
Huntington Bancshares, Inc., 2.63%, 12/1/05 (r)	1,000,000	1,000,907
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	2,876,250
Kimco Realty Corp., 2.36%, 8/1/06 (r)	1,500,000	1,499,730
Leucadia National Corp.:
7.00%, 8/15/13	900,000	927,000
3.75%, 4/15/14 (e)	500,000	610,275
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)	2,154,000	43,080
8.30%, 12/1/37 (e)(m)	3,200,000	64,000
Masco Corp., 2.70%, 3/9/07 (e)(r)	3,500,000	3,506,580

	Principal
Corporate Bonds - Cont'd	Amount	Value
Meridian Funding Co. LLC:
2.54%, 4/15/09 (e)(r)	$916,750	$917,188
2.743%, 10/15/14 (e)(r)	5,000,000	4,997,145
NYMAGIC, Inc., 6.50%, 3/15/14	500,000	482,540
Pacific Pilot Funding Ltd., 3.039%, 10/20/16 (e)(r)	1,000,000	993,033
Parker & Parsley Petroleum Co., 8.875%, 4/15/05	395,000	401,304
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	522,935
Post Apartment Homes LP, 6.85%, 3/16/15 (mandatory put, 3/16/05 @ 100)	1,000,000	1,004,867
Preferred Term Securities IX Ltd., 2.70%, 4/3/33 (e)(r)	1,000,000	1,000,270
Premium Asset Trust, 2.295%, 10/8/09 (e)(r)	4,000,000	3,997,504
PRICOA Global Funding I, 2.51%, 3/2/07 (e)(r)	1,000,000	999,111
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	650,000	773,520
RBS Capital Trust I, 3.35%, 9/29/49 (r)	6,000,000	6,057,660
Roslyn Preferred Trust I, 5.769%, 4/1/32 (e)(r)	1,000,000	1,010,000
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	1,500,000	1,574,040
Sovereign Bancorp, Inc., 2.71%, 8/25/06 (r)	1,500,000	1,499,595
Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	397,258	638,219
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)	1,000,000	291,920
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	815,000	809,572
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/06 (e)	1,550,000	1,486,588
2/15/13 (e)	5,000,000	3,279,705
2/15/14 (e)	4,000,000	2,490,844
2/15/25 (e)	2,500,000	750,455
United Energy Ltd., 6.00%, 11/1/05 (e)	1,500,000	1,528,500
Valmont Industries, Inc., 6.875%, 5/1/14	250,000	259,375
VW Credit, Inc., 2.33%, 7/21/05 (e)(r)	3,000,000	2,999,766
Westfield Capital Corp Ltd., 2.47%, 11/2/07 (e)(r)	4,000,000	3,997,224
Weyerhaeuser Co., 5.50%, 3/15/05	1,300,000	1,306,435
William Street Funding Corp., 2.40%, 4/23/06 (e)(r)	3,000,000	3,002,411

Total Corporate Bonds (Cost $121,275,931)		119,001,303

Municipal Obligations - 7.0%
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon:
10/1/06	1,500,000	1,408,800
10/1/27	5,000,000	1,334,850
Ashland Oregon GO Bonds, 6.022%, 7/15/24	1,000,000	1,040,570
Bethlehem Pennsylvania GO Bonds:
4.70%, 11/1/12	190,000	190,521
4.85%, 11/1/13	1,205,000	1,209,386
5.25%, 11/1/17	490,000	489,510
California Statewide Communities Development Authority Revenue Bonds,
Zero Coupon, 6/1/11	1,470,000	1,091,490
Chicago Illinois O'Hare International Airport Revenue Bonds, 5.30%, 1/1/20	750,000	763,950
Denver Colorado City and County COPs, Zero Coupon, 12/15/16	3,000,000	1,578,270
Hillsborough County Florida Port Authority Revenue Bonds, Zero Coupon, 12/1/11	1,230,000	891,443
Indiana State Bond Bank Revenue Bonds:
5.06%, 7/15/16	1,650,000	1,647,112
5.27%, 1/15/18	525,000	525,378
Lackawanna County Pennsylvania GO Bonds, 5.10%, 10/15/16	605,000	608,194
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)	750,000	328,170
New Jersey State Economic Development Authority Revenue Bonds, Zero Coupon:
2/15/17	7,000,000	3,700,130
2/15/24	3,000,000	1,020,390
New Rochelle New York GO Bonds, 5.40%, 3/15/15	575,000	589,111
New York State Community Statutory Trust II, 6.375%, 12/28/31 (e)(r)	500,000	505,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,484,745
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/06	2,000,000	1,900,160

	Principal
Municipal Obligations - Cont'd	Amount	Value
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon:
4/15/14	$1,000,000	$627,920
4/15/19	1,000,000	453,330
4/15/21	8,250,000	3,291,667
Rancho Mirage California Redevelopment Agency Tax Allocation Bonds, 5.45%, 4/1/18	585,000	603,948
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	1,555,000	1,536,511
South Carolina Medical University Hospital Authority Facilities Revenue Bonds, 5.01%, 2/15/15	1,390,000	1,387,734
Texas State Lower Colorado River Authority Revenue Bonds, 6.92%, 5/15/05	1,410,000	1,431,813
West Virginia University Revenue Bonds, 2.20%, 10/1/12 (r)	1,000,000	1,000,000

Total Municipal Obligations (Cost $31,702,504)		32,640,103

U.S. Treasury - 1.0%
United States Treasury Bonds, 5.375%, 2/15/31	1,000,000	1,080,780
United States Treasury Notes:
3.50%, 11/15/09	2,000,000	1,990,620
4.25%, 11/15/14	1,775,000	1,778,603

Total U.S. Treasury (Cost $4,848,926)		4,850,003

U.S. Government Agencies and Instrumentalities - 3.0%
Federal Home Loan Bank:
Discount Notes, 1/3/05	5,000,000	4,999,722
2.25%, 3/28/07	3,000,000	2,996,100
2.10%, 4/30/07	3,000,000	2,994,750
Freddie Mac, 2.25%, 3/24/08	1,500,000	1,499,265
Freddie Mac Multifamily VRDN Certificates, 2.19%, 1/15/47 (r)	529	529
Kingdom of Jordan, Guaranteed by the United States Agency of International Development,
8.75%, 9/1/19	1,083,830	1,366,287

Total U.S. Government Agencies and Instrumentalities (Cost $13,758,200)		13,856,653

Total Investments (Cost $416,301,376) - 98.9%		462,813,373
Other assets and liabilities, net - 1.1%		4,958,106
Net Assets - 100%		$467,771,479

Net Assets Consist Of:
Par value and paid-in capital applicable to 249,923,796 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$455,488,294
Undistributed net investment income		701,987
Accumulated net realized gain (loss) on investments		(34,930,871)
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies		46,512,069

Net Assets		$467,771,479

Net Asset Value per Share		$1.872

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2005. At December 31, 2004 accumulated deferred interest totaled $107,289 and includes interest accrued since and due on October 1, 2003.

(m) The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July and December 2003 as well as January, June, July, and December 2004. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
FSB: Federal Savings Bank	REIT: Real Estate Investment Trust
GO: General Obligation	VRDN: Variable Rate Demand Note
IDA: Industrial Development Authority
LLC: Limited Liability Corporation

See notes to financial statements.

Balanced Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Interest income	$6,346,986
Dividend income (net of foreign taxes withheld of $2,726)	4,785,610
Total investment income	11,132,596

Expenses:
Investment advisory fee	1,835,222
Transfer agency fees and expenses	580,311
Directors' fees and expenses	46,813
Administrative fees	1,187,496
Accounting fees	65,215
Custodian fees	82,488
Reports to shareholders	47,886
Professional fees	70,940
Miscellaneous	12,981
Total expenses	3,929,352
Fees paid indirectly	(17,016)
Net expenses	3,912,336

Net Investment Income	7,220,260

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,568,076
Foreign currency transactions	2,814
14,570,890

Change in unrealized appreciation (depreciation) on:
Investments	13,372,040
Assets and liabilities denominated in foreign currencies	(2,187)
13,369,853

Net Realized and Unrealized Gain (Loss)	27,940,743

Increase (Decrease) in Net Assets
Resulting From Operations	$35,161,003

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$7,220,260	$6,109,754
Net realized gain (loss)	14,570,890	(2,160,565)
Change in unrealized appreciation or (depreciation)	13,369,853	58,346,998

Increase (Decrease) in Net Assets
Resulting From Operations	35,161,003	62,296,187

Distributions to shareholders from:
Net investment income	(7,647,615)	(7,183,940)

Capital share transactions:
Shares sold	66,066,328	59,364,401
Reinvestment of distributions	7,647,615	7,183,940
Shares redeemed	(38,353,539)	(27,132,158)
Total capital share transactions	35,360,404	39,416,183

Total Increase (Decrease) in Net Assets	62,873,792	94,528,430

Net Assets
Beginning of year	404,897,687	310,369,257
End of year (including undistributed net investment
income of $701,987 and $ 1,194,258, respectively)	$467,771,479	$404,897,687

Capital Share Activity
Shares sold	36,764,280	36,360,946
Reinvestment of distributions	4,085,370	4,088,754
Shares redeemed	(21,254,106)	(16,987,249)
Total capital share activity	19,595,544	23,462,451

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $240,929 was payable at year end.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $107,991 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $55,998 for the year ended December 31, 2004. Under the terms of the agreement $10,358 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $423,830,041 and $371,865,133, respectively. U.S. Government security purchases and sales were $380,331,632 and $381,638,995, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $421,751,326. Net unrealized appreciation aggregated $41,062,047, of which $51,614,461 related to appreciated securities and $10,552,414 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $6,972,940, $21,480,988, and $1,026,993 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$7,647,615	$7,183,940
Total	$7,647,615	$7,183,940

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$701,987
Capital loss carryforward	(29,480,921)
Unrealized appreciation (depreciation)	41,062,047
Total	$12,283,113

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the tax treatment of real estate investment trusts, mortgage-backed securities, foreign currency transactions, and tax-exempt securities.

Undistributed net investment income	($64,916)
Accumulated net realized gain (loss)	(603)
Paid in capital	65,519

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of real estate investment trusts for federal tax purposes.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2004, purchase and sales transactions were $24,008,380 and $28,731,221, respectively. Net realized gains on sales of securities were $10,020.

Note D -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.3 million plus interest. The Defendant filed an appeal. On December 16, 2004, the Court of Appeals ruled in favor of the Portfolio. The Defendant has not yet paid the damages awarded. Among the Defendant's options is an appeal to the United States Supreme Court. It is also unknown whether the Defendant has the financial ability to pay the claim. Due to uncertainty, the Portfolio will record the Judgment when collectibility is assured.

Tax Information (Unaudited)

For corporate shareholders of Balanced Portfolio, a total of 61.45% of the ordinary distributions paid during the taxable year ended December 31, 2004 qualify for the corporate dividends received deduction.

Balanced Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$1.758	$1.500
Income from investment operations
Net investment income	.029	.026
Net realized and unrealized gain (loss)	.116	.264
Total from investment operations	.145	.290
Distributions from
Net investment income	(.031)	(.032)
Total distributions	(.031)	(.032)
Total increase (decrease) in net asset value	.114	.258
Net asset value, ending	$1.872	$1.758

Total return*	8.26%	19.32%
Ratios to average net assets: A
Net investment income	1.67%	1.76%
Total expenses	.91%	.93%
Expenses before offsets	.91%	.93%
Net expenses	.91%	.93%
Portfolio turnover	186%	374%
Net assets, ending (in thousands)	$467,771	$404,898

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.759	$2.003	$2.168
Income from investment operations
Net investment income	.042	.053	.060
Net realized and unrealized gain (loss)	(.256)	(.192)	(.125)
Total from investment operations	(.214)	(.139)	(.065)
Distributions from
Net investment income	(.045)	(.070)	(.036)
Net realized gains	--	(.035)	(.064)
Total distributions	(.045)	(.105)	(.100)
Total increase (decrease) in net asset value	(.259)	(.244)	(.165)
Net asset value, ending	$1.500	$1.759	$2.003

Total return*	(12.15%)	(6.98%)	(3.04%)
Ratios to average net assets: A
Net investment income	2.57%	3.00%	3.09%
Total expenses	.91%	.88%	.88%
Expenses before offsets	.91%	.88%	.88%
Net expenses	.91%	.87%	.86%
Portfolio turnover	552%	751%	762%
Net assets, ending (in thousands)	$310,369	$354,131	$360,335

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference(R)

December 31, 2004

Annual Report

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

In 2004, CVS Calvert Social Equity Portfolio returned 7.16%, following its 22.27% return for 2003. These results were acceptable on an absolute basis but below those of our benchmark, the S&P 500 Index, which returned 10.87%. The Lipper VA Multi-Cap Core Index returned 10.86%.

Investment Climate

The U.S. economy reached an important juncture in late 2004, transitioning from the need for government fiscal and monetary stimulus in the form of tax cuts, increased spending, and lower interest rates to self-sustaining growth. According to the Federal Reserve, in the second half of the year, industrial production grew at over 4% year-to-year, a pace not seen since early 2000, and job creation was above 200,000 per month in the final quarter. Consumer confidence improved markedly, as evidenced by auto sales of over 18 million units (annualized) in December. New orders for capital goods recovered to pre-recession levels.

Validating our optimism of a year ago, the stock market surged higher during the fourth quarter, leading to a second consecutive year of gains. The positive fundamentals of solid economic growth, sharply rising corporate profits, and continued moderate inflation overcame the uncertainties of the election and negatives related to international unrest, rising short-term interest rates, and soaring energy prices.

Performance by style, capitalization, and sector

We saw wide divergence in performance based on investment style and capitalization (company size). Most significantly, growth stocks lagged value stocks for the fifth consecutive year. In 2004, Russell's growth indices trailed its value indices by 8% to 10%.1 In addition, high-quality stocks lagged low-quality stocks, and mid- and small-capitalization stocks outperformed large-cap stocks by about 10 percentage points.2 The market's value and low-quality orientation generally hurt the Portfolio, while the good performance of mid- and small-cap stocked helped it.

Merrill Lynch recently reported that for the first time in 19 years, high-quality stocks underperformed those of low quality during a period of decelerating earnings growth and rising interest rates. We believe this unusual behavior can be explained by the fact that earnings growth, although decelerating, was surprisingly robust and did not drop below double-digit gains year-over-year. Also, while short-term interest rates more than doubled (from 1.0% to 2.25%), the 10-year Treasury bond yield closed 2004 where it began, at 4.25%.

During the year, the best-performing sectors in the S&P 500 Index were cyclicals and utilities, including Other Energy (at 38%), Integrated Oils (at 29%), Utilities (at 20%), and Materials and Processing (at 18%). The weakest sectors were Health Care (at 1%) and Technology (at 3%).

Portfolio Strategy

Given overall sector performance, our growth-oriented strategy of overweighting to Health Care and underweighting to Energy was the primary reason Portfolio performance lagged the S&P 500 Index. Stock selection was positive in eight of the 10 key sectors, with very good selection in Producer Durables, Utilities, Financial Services, and Other Energy.

CVS Calvert Social Equity Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	7.16%
Since Inception (4.30.02)	4.69%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Overall, stock selection was a modest detractor from performance versus the benchmark. Our retail and technology selections did not perform well -- as five of our 10 lowest-performing stocks were in Technology. We were surprised at the weakness shown by high-quality growth companies like Intel, Cisco, and Hewlett Packard. Despite significant penalties from adverse product news at Merck and Pfizer, overall stock selection in Health Care did not hurt performance. We benefited from 25% returns by Johnson & Johnson, Varian Medical Systems, and Dentsply International. The best-performing stock was Pentair, a mid-sized industrial company, which returned 93%, followed by our two energy stocks, EOG Resources (at 55%) and Questar Corp. (at 48%). The lowest performers were Q-logic, a technology stock (-49%), and

Merck (-41%).

Outlook

We continue to believe the economy is in the midst of another eight- to 10-year expansion, accompanied by a lengthy bull market in stocks. The economy enters 2005 with solid momentum. But further good news for the economy may not be so good for the capital markets, as the government may continue curtailing economic stimuli with higher interest rates and reduced government spending. We don't expect these steps to meaningfully impact economic growth in 2005, but they could be unsettling to the stock and bond markets because of uncertainty over the extent and impact of higher interest rates. It should be an environment that causes investors to become increasingly risk averse and quality conscious.

We have positioned the Portfolio to benefit from this transition. We are underweight to Financials and other interest-rate-sensitive areas such as Telecom and Utilities, and we maintain an overweight to Health Care and Technology. We believe our Portfolio companies can grow earnings more than 50% faster than the S&P 500 in 2005 and have the potential to grow that fast and with a high degree of consistency over the next five years. We believe our high-quality, growing, responsible companies should offer attractive returns over the second half of the decade. We appreciate your investment in the Portfolio.

Sincerely,

Daniel W. Boone III
Atlanta Capital Management Company, L.L.C.
January 2005

% of Total
Economic Sectors	Investments

Auto & Transportation	1.3%
Consumer Discretionary	18.8%
Consumer Staples	6.2%
Financial Services	20.5%
Healthcare	16.9%
Materials & Processing	4.6%
Other	2.0%
Other Energy	2.7%
Producer Durables	11.4%
Technology	13.4%
Utilities	2.2%

Total	100%

1 For the 12-month period ended December 31, 2004, the Russell 3000 Value Index returned 16.94%, versus 6.93% for the Russell 3000 Growth Index.

2 Standard & Poors defines rankings of A as high quality and A+ as highest quality, with the "quality universe" including any rankings of B+ or better. Any ranking of B or lower is low-quality.

* Calvert Social Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,054.90	$5.58
Hypothetical (5% return per year before taxes)	$1,000.00	$1,019.71	$5.48

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of net assets, of Calvert Social Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 30, 2002 (inception) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 30, 2002 (inception) through December 31, 2002, in conformity with generally accepted U.S. accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 17, 2005

Equity Portfolio
Statement of Net Assets
December 31, 2004

Equity Securities - 100.2%	Shares	Value
Advertising Agencies - 2.0%
Omnicom Group, Inc.	2,300	$193,936

Auto Trucks & Parts - 1.4%
Gentex Corp.	3,500	129,570

Banks - Outside New York City - 2.2%
Synovus Financial Corp.	7,500	214,350

Biotechnology - Research & Production - 3.1%
Amgen, Inc.*	4,600	295,090

Chemicals - 3.8%
Air Products & Chemicals, Inc.	4,400	255,068
Ecolab, Inc.	3,100	108,903
		363,971

Communications Technology - 3.2%
Cisco Systems, Inc.*	16,000	308,800

Computer - Services, Software & Systems - 2.8%
Microsoft Corp.	10,000	267,100

Computer Technology - 3.8%
Dell, Inc.*	6,400	269,696
Zebra Technologies Corp.*	1,600	90,048
		359,744

Consumer Products - 2.1%
Alberto-Culver Co.	4,200	203,994

Containers & Packaging - Metal & Glass - 0.8%
Aptargroup, Inc.	1,400	73,892

Diversified Financial Services - 2.5%
American Express Co.	4,200	236,754

Diversified Production - 5.8%
Dover Corp.	6,900	289,386
Pentair, Inc.	6,100	265,716
		555,102

Drug & Grocery Store Chains - 2.5%
Walgreen Co.	6,200	237,894

Drugs & Pharmaceuticals - 4.1%
Johnson & Johnson	2,200	139,524
Pfizer, Inc.	9,500	255,455
		394,979

Electronic Equipment & Components - 2.8%
Emerson Electric Co.	2,700	189,270
Molex, Inc.	3,000	79,950
		269,220

Equity Securities - Cont'd	Shares	Value
Electronics - Medical Systems - 4.2%
Medtronic, Inc.	5,000	$248,350
Varian Medical Systems, Inc.*	3,600	155,664
		404,014

Electronics - Semiconductors / Components - 3.6%
Intel Corp.	9,000	210,510
Microchip Technology, Inc.	5,000	133,300
		343,810

Financial Data Processing Services - 5.2%
First Data Corp.	3,693	157,100
Fiserv, Inc.*	5,100	204,969
SunGard Data Systems, Inc.*	4,600	130,318
		492,387

Foods - 1.9%
Performance Food Group Co.*	6,600	177,606

Healthcare Facilities - 2.2%
Health Management Associates, Inc.	9,300	211,296

Healthcare Services - 2.2%
Express Scripts, Inc.*	2,800	214,032

Insurance - Multi-Line - 3.7%
Aflac, Inc.	3,700	147,408
American International Group, Inc.	1,300	85,371
Lincoln National Corp.	2,600	121,368
		354,147

Investment Management Companies - 2.3%
SEI Investments Co.	5,200	218,036

Machinery - Industrial / Specialty - 2.8%
Illinois Tool Works, Inc.	2,900	268,772

Medical & Dental - Instruments & Supplies - 1.0%
Dentsply International, Inc.	1,700	95,540

Multi-Sector Companies - 2.0%
3M Co.	2,300	188,761

Oil - Crude Producers - 2.7%
EOG Resources, Inc.	3,600	256,896

Restaurants - 0.9%
Brinker International, Inc.*	2,400	84,168

Retail - 13.8%
Bed Bath & Beyond, Inc.*	6,100	242,963
CDW Corp.	3,500	232,225
Costco Wholesale Corp.	5,000	242,050
Home Depot, Inc.	3,800	162,412
Kohl's Corp.*	4,700	231,099
Staples, Inc.	6,200	209,002
		1,319,751

Equity Securities - Cont'd	Shares	Value
Securities Brokers & Services - 4.7%
A.G. Edwards, Inc.	6,000	$259,260
Franklin Resources, Inc.	2,750	191,538
		450,798

Soaps & Household Chemicals - 1.9%
Procter & Gamble Co.	3,300	181,764

Utilities - Gas Distribution - 2.2%
Questar Corp.	4,200	214,032

Total Equity Securities (Cost $8,058,463)		9,580,206

Total Investments (Cost $8,058,463) - 100.2%		9,580,206
Other assets and liabilities, net - (0.2%)		(16,175)
Net Assets - 100%		$9,564,031

Net Assets Consist of:
Par value and Paid-in capital applicable to 564,492 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$9,214,795
Undistributed net investment income		4,693
Accumulated net realized gain (loss) on investments		(1,177,200)
Net unrealized appreciation (depreciation) on investments		1,521,743

Net Assets		$9,564,031

Net Asset Value Per Share		$16.94

* Non-income producing security.

See notes to financial statements.

Equity Portfolio
Statement of Operations
Year ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income	$102,748
Interest income	25
Total investment income	102,773

Expenses:
Investment advisory fee	42,173
Transfer agency fees and expenses	10,899
Directors' fees and expenses	964
Administrative fees	16,869
Accounting fees	9,756
Custodian fees	10,897
Reports to shareholders	3,208
Professional fees	18,931
Miscellaneous	187
Total expenses	113,884
Reimbursement from Advisor	(19,648)
Fees paid indirectly	(3,142)
Net expenses	91,094

Net Investment Income	11,679

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(73,696)
Change in unrealized appreciation or (depreciation)	704,351

Net Realized and Unrealized Gain (Loss) on Investments	630,655

Increase (Decrease) in Net Assets
Resulting From Operations	$642,334

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	$11,679	($3,700)
Net realized gain (loss)	(73,696)	(603,399)
Change in unrealized appreciation or (depreciation)	704,351	1,475,288

Increase (Decrease) in Net Assets
Resulting From Operations	642,334	868,189

Distributions to shareholders from:
Net investment income	(6,986)	(829)

Capital share transactions:
Shares sold	3,197,410	2,571,123
Shares issued from merger	--	1,885,530
Reinvestment of distributions	6,986	829
Shares redeemed	(1,259,203)	(3,782,047)
Total capital share transactions	1,945,193	675,435

Total Increase (Decrease) in Net Assets	2,580,541	1,542,795

Net Assets
Beginning of year	6,983,490	5,440,695
End of year (including undistributed net investment income
of $4,693 and $0, respectively)	$9,564,031	$6,983,490

Capital Share Activity
Shares sold	201,653	182,294
Shares issued from merger (See Note A)	--	140,397
Reinvestment of distributions	411	52
Shares redeemed	(79,042)	(301,567)
Total capital share activity	123,022	21,176

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On May 2, 2003, the net assets of the Ohio National Fund, Inc., Social Awareness Portfolio merged into the Calvert Social Equity Portfolio. The merger was accomplished by a tax-free exchange of 140,397 shares of the Portfolio (valued at $1,885,530) for 344,269 shares of the Social Awareness Portfolio outstanding on May 2, 2003. The Social Awareness Portfolio's net assets as of May 2, 2003 including $329,431 of unrealized depreciation and $214,113 of net realized loss were combined with those of the Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the Agreement $11,522 was payable at year end.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the Agreement $1,610 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $609 for the year ended December 31, 2004. Under the terms of the Agreement $72 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost purchases and proceeds from sales of investments, other than short-term securities, were $3,662,757 and $1,352,779, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $8,090,405. Net unrealized appreciation aggregated $1,489,801, of which $1,617,795 related to appreciated securities and $127,994 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $239,650, $242,915, $574,547, and $88,146 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2008, December 2010, December 2011, and December 2012, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$6,986	$829
Total	$6,986	$829

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,693
Capital loss carryforward	(1,145,258)
Unrealized appreciation (depreciation)	1,489,801
Total	$349,236

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of the merger with Ohio National Fund, Inc., Social Awareness Portfolio.

Accumulated net realized gain (loss)	$9,731
Paid in capital	(9,731)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$752	1.59%	$275,171	April 2004

Tax Information (Unaudited)

For corporate shareholders of Equity Portfolio, 100% of the ordinary distributions paid during the taxable year ended December 31, 2004# qualify for the corporate dividends received deduction.

Equity Portfolio

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
	2004	2003	2002**
Net asset value, beginning	$15.82	$12.94	$15.00
Income from investment operations
Net investment income	.02	(.01)	--
Net realized and unrealized gain (loss)	1.11	2.89	(2.06)
Total from investment operations	1.13	2.88	(2.06)
Distributions from
Net investment income	(.01)	--	--
Total increase (decrease) in net asset value	1.12	2.88	(2.06)
Net asset value, ending	$16.94	$15.82	$12.94

Total return*	7.16%	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	.14%	(.07%)	.05% (a)
Total expenses	1.35%	1.52%	1.86% (a)
Expenses before offsets	1.12%	1.09%	1.05% (a)
Net expenses	1.08%	1.06%	.98% (a)
Portfolio turnover	16%	84%	16%
Net assets, ending (in thousands)	$9,564	$6,983	$5,441

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference(R)

December 31, 2004

Annual Report

Calvert Variable Series, Inc.

Calvert Income Portfolio

Calvert Variable Series, Inc.

Calvert Income Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

CVS Calvert Income Portfolio returned 5.67% for the 12-month period ended December 31, 2004, ahead of its benchmark, the Lehman U.S. Credit Index (which returned 5.24%) and its Lipper VA BBB Rated Fund Index peer group (at 5.18%).

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Despite the Fed rate hikes, corporate-bond yields fell, as cash-laden global money managers sought higher-yielding investments in an environment featuring less long-term debt issuance and improving corporate-bond quality. Strong investment from hedge funds and foreign investors drove market performance. Corporate bonds outperformed government bonds by an impressive margin in 2004, though by less than the exceptionally big margin of 2003.

Portfolio Strategy

During the reporting period, the spread between the two-year and 10-year Treasury notes narrowed from 2.43% to 1.15%. This flattening of the yield curve resulted from short-term rates rising (the two-year Treasury yield increased 1.15%) and longer-term rates remaining relatively steady (the 10-year Treasury yield inched up 0.03%). Your Portfolio benefited from this flattening because of our overweight to longer-term securities and an underweight to shorter-term securities.

The Portfolio's high allocation to floating-rate notes also helped performance in 2004 following the Federal Reserve's first raise in the Fed funds rate in June. Coupons on these floating-rate notes adjust quarterly off a short-duration index, thereby resetting upwards as short-term rates rise. Detracting slightly from Portfolio performance was our defensive position in higher-quality corporate bonds. This position hurt relative performance because returns from lower-quality bonds, including high-yield securities, outpaced those of higher-quality issues. Also, the Portfolio's short duration (3.85 years) resulted in lower yield, creating a slight drag on performance. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

CVS Calvert Income Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	5.67%
Since Inception (4.30.02)	9.34%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue its campaign of steady rate increases unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. The direction of corporate bond yields relative to those of government bonds will be influenced by the supply of new bonds and demand from foreign investors, yield-curve movement, corporate bond performance, and the fact that we're starting 2005 with relatively expensive bond prices.

We expect to maintain the Portfolio's defensive position in terms of both duration and exposure to corporate bonds. The corporate sector continues to look expensive relative to other segments of the bond market, and we expect to see spreads (the difference in yield between corporate bonds and comparable Treasuries) begin to widen. We continue to look for relative value across sectors, and we will maintain our bias towards floating-rate securities as long as the FOMC continues to raise the Fed funds rate.

Sincerely,

Gregory Habeeb	Matt Nottingham, CFA
Senior Portfolio Manager	Portfolio Manager
Calvert Asset Management Company	Calvert Asset Management Company

January 2005

% of Total
Sector Distributions	Investments

Asset Backed Securities	6.0%
Bank	4.9%
Brokerage	8.0%
Equity Securities	2.0%
Finance	7.0%
Government Agency Obligations	7.4%
Government Obligations	4.2%
Industrial	20.2%
Industrial - Finance	8.0%
Insurance	4.2%
Municipal Obligations	16.4%
Real Estate Investment Trust	1.5%
Transportation	3.6%
Utility	6.6%

Total	100%

* Calvert Income Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Income Fund of the Calvert Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,042.40	$5.03
Hypothetical (5% return per year before taxes)	$1,000.00	$1,020.21	$4.98

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of net assets, of Calvert Income Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 30, 2002 (inception) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 30, 2002 (inception) through December 31, 2002, in conformity with generally accepted U.S. accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 17, 2005

Income Portfolio

Statement of Net Assets

December 31, 2004

	Principal
Corporate Bonds - 69.1%	Amount	Value
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	$100,000	$103,681
American Airlines, Inc.:
3.15%, 9/23/07 (r)	205,379	205,928
3.857%, 7/9/10	460,267	455,986
APL Ltd., 8.00%, 1/15/24	175,000	187,687
ASIF Global Financing Corp., 2.73%, 3/14/07 (e)(r)	300,000	300,063
Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	150,000	162,747
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	450,000	273,375
Atmos Energy Corp., 2.465%, 10/15/07 (r)	100,000	99,969
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	150,000	172,312
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	155,319	170,459
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	100,000	109,217
Bear Stearns Co's, Inc., 2.839%, 10/28/14 (r)	300,000	299,330
BF Saul (REIT), 7.50%, 3/1/14 (e)	200,000	206,000
Brascan Corp., 7.125%, 6/15/12	100,000	112,580
Camp Pendleton and Quantico Military Housing LLC, 5.937%, 10/1/43 (e)	450,000	476,509
Captec Franchise Trust, 6.504%, 5/25/05 (e)	4,605	4,587
Catholic High School of New Iberia, 2.72%, 11/1/19 (r)	150,000	150,000
Chase Capital II, 2.66%, 2/1/27 (r)	100,000	93,755
Chase Funding Mortgage Loan, 4.045%, 5/25/33	200,000	198,256
Chevy Chase Bank FSB, 6.875%, 12/1/13	100,000	103,000
CIT Group, Inc., 2.55%, 8/31/06 (r)	500,000	500,035
Citizens Property Insurance Corp., 7.125%, 2/25/19 (e)	100,000	116,635
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	149,376	156,790
Franchise Loan Trust Certificates, Interest only, 0.944%, 8/18/16 (e)(r)	1,006,097	43,031
Continental Airlines, Inc., 3.338%, 12/6/07 (r)	150,000	150,589
Convergys Corp., 4.875%, 12/15/09	200,000	199,087
Countrywide Asset-Backed Certificates, 2.868%, 11/25/34 (r)	230,000	230,522
Countrywide Home Loans, Inc.:
2.471%, 8/26/05 (r)	150,000	149,967
2.54%, 11/16/07 (r)	500,000	499,628
CSX Corp., 2.48%, 8/3/06 (r)	250,000	250,065
Daimler-Chrysler North American Holding Corp.:
7.40%, 1/20/05	100,000	100,198
3.349%, 9/26/05 (r)	700,000	701,722
2.64%, 11/17/06 (r)	150,000	150,200
Delta Air Lines, Inc., 2.85%, 1/25/08 (r)	132,500	133,322
Duke Realty LP, 2.781%, 12/22/06 (r)	100,000	99,990
E*Trade Financial Corp., 8.00%, 6/15/11 (e)	150,000	160,875
FedEx Corp., 2.286%, 4/1/05 (r)	1,000,000	1,000,521
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	39,961	40,337
First Republic Bank, 7.75%, 9/15/12	150,000	171,591
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	289,337	249,518
Ford Motor Co., 8.90%, 1/15/32	400,000	452,872
Ford Motor Credit Co.:
5.00%, 2/22/05	50,000	50,092
7.50%, 3/15/05	200,000	201,724
5.05%, 4/20/05	100,000	100,248
3.379%, 9/28/07 (r)	500,000	496,378
General Motors Acceptance Corp.:
3.189%, 3/20/07 (r)	100,000	98,542
3.68%, 9/23/08 (r)	500,000	486,165
General Motors Corp.:
8.25%, 7/15/23	100,000	103,896
8.375%, 7/15/33	400,000	413,192
Step Coupon, 0.00% to 3/15/16, 7.75% thereafter to 3/15/36	200,000	81,780

	Principal
Corporate Bonds - Cont'd	Amount	Value
Global Signal:
Trust I, 3.711%, 1/15/34 (e)	$145,848	$145,153
Trust II, 4.232%, 12/15/14 (e)	100,000	99,469
Golden Securities Corp., 2.58%, 12/2/13 (e)(r)	150,000	150,062
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	100,000	109,939
Goldman Sachs Group, Inc., 2.445%, 10/7/11 (r)	500,000	499,985
Great Lakes Power, Inc., 8.30%, 3/1/05	250,000	251,838
Greater Bay Bancorp, 5.25%, 3/31/08	100,000	100,644
GTE Hawaiian Telephone Co., 6.75%, 2/15/05	200,000	200,840
HCA, Inc.:
6.91%, 6/15/05	300,000	304,593
7.69%, 6/15/25	208,000	212,586
Household Finance Corp., 2.625%, 11/16/09 (r)	300,000	299,919
IKON Receivables LLC, 2.643%, 12/15/07 (r)	153,792	153,852
Impac CMB Trust:
2.848%, 11/25/32 (r)	120,195	121,066
2.768%, 12/25/33 (r)	61,991	62,069
Interpool Capital Trust, 9.875%, 2/15/27	500,000	442,500
Kimco Realty Corp., 2.36%, 8/1/06 (r)	100,000	99,982
Kinder Morgan Energy Partners LP, 8.00%, 3/15/05	200,000	202,020
Lehman Brothers Holdings, Inc., 2.35%, 11/10/09 (r)	150,000	149,586
Leucadia National Corp.:
7.00%, 8/15/13	170,000	175,100
3.75%, 4/15/14 (e)	100,000	122,055
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	840
8.30%, 12/1/37 (e)(m)*	100,000	2,000
Massachusetts Institute of Technology, 7.25%, 11/2/96	100,000	124,918
Meridian Funding Co. LLC:
2.751%, 10/6/08 (e)(r)	250,000	249,709
2.743%, 10/15/14 (e)(r)	250,000	249,857
Morgan Stanley, 2.556%, 1/15/10 (r)	1,500,000	1,499,835
New Valley Generation:
I, 7.299%, 3/15/19	436,268	513,610
II, 4.929%, 1/15/21	89,755	90,057
Norfolk Southern Corp., 8.375%, 5/15/05	100,000	101,882
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	200,000	204,000
Pacific Gas & Electric Co., 2.72%, 4/3/06 (r)	250,000	250,303
Pacific Pilot Funding Ltd., 3.039%, 10/20/16 (e)(r)	100,000	99,303
Parker & Parsley Petroleum Co., 8.875%, 4/15/05	50,000	50,798
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	100,000	104,587
PHH Corp., 4.40%, 3/15/05	100,000	100,198
Post Apartment Homes LP, 6.85%, 3/16/15 (mandatory put, 3/16/05 @ 100)	100,000	100,487
Premium Asset Trust, 2.295%, 10/8/09 (e)(r)	300,000	299,813
RBS Capital Trust I, 3.35%, 9/29/49 (r)	800,000	807,688
RC Trust I, Preferred, 7.00%, 5/15/06	250,000	262,400
Roslyn Preferred Trust I, 5.769%, 4/1/32 (e)(r)	100,000	101,000
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	200,000	209,872
Southern California Gas Co., 2.63%, 12/1/09 (r)	100,000	99,983
Sovereign Bancorp, Inc., 2.71%, 8/25/06 (r)	200,000	199,946
Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	99,315	159,555
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	135,000	134,101
TIERS Trust:
8.45%, 12/1/17 (n)*	219,620	2,196
7.697%, 4/15/18 (e)	95,988	90,120
Step Coupon, 0.0% to 10/15/33, 7.697% thereafter to 10/15/97 (e)	1,000,000	45,934
Toll Road Investors Partnership II LP Zero Coupon Bonds:
2/15/26 (e)	325,000	91,893
2/15/27 (e)	1,000,000	266,325
TXU Electricity Ltd., 6.75%, 12/1/06 (e)	250,000	264,632

	Principal
Corporate Bonds - Cont'd	Amount	Value
TXU Energy Co. LLC, 2.838%, 1/17/06 (e)(r)	$100,000	$100,274
Tyco International Group SA, Participation Certificate Trust, 4.436%, 6/15/07 (e)	250,000	254,010
Ultramar Corp., 8.00%, 3/15/05	100,000	100,966
United Energy Ltd., 6.00%, 11/1/05 (e)	200,000	203,800
Valmont Industries, Inc., 6.875%, 5/1/14	100,000	103,750
VW Credit, Inc., 2.33%, 7/21/05 (e)(r)	200,000	199,984
Westfield Capital Corp Ltd., 2.47%, 11/2/07 (e)(r)	500,000	499,653
William Street Funding Corp., 2.40%, 4/23/06 (e)(r)	250,000	250,201
Wisconsin Energy Corp., 6.50%, 4/1/11	100,000	110,342
World Financial Network, Credit Card Master Note Trust, 2.773%, 5/15/12 (r)	100,000	100,588

Total Corporate Bonds (Cost $24,134,781)		24,079,621

Taxable Municipal Obligations - 14.5%
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/27	1,500,000	400,455
Albuquerque New Mexico Airport Authority Revenue Bonds, 5.01%, 7/1/17	290,000	287,346
Bethlehem Pennsylvania GO Bonds, 5.25%, 11/1/17	200,000	199,800
Chicago Illinois O'Hare International Airport Revenue Bonds, 5.30%, 1/1/20	100,000	101,860
Cobb County Georgia Development Authority Revenue Bonds, 4.12%, 7/15/10	440,000	438,614
Denver Colorado City and County COPs, Zero Coupon, 12/15/16	500,000	263,045
Indiana State Bond Bank Revenue Bonds, 5.12%, 1/15/17	150,000	149,463
New Jersey State Economic Development Authority Revenue Bonds:
Zero Coupon, 2/15/19	245,000	113,773
Zero Coupon, 2/15/24	200,000	68,026
New York State Sales Tax Asset Receivables Corp., 3.60%, 10/15/08	500,000	494,760
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	99,927
Orange County California Pension Obligation Notes, Zero Coupon, 9/1/16	236,000	125,828
Oregon School Boards Association GO Zero Coupon Bonds:
6/30/06	500,000	475,040
6/30/23	100,000	34,662
Pembroke Pines Florida Communications Services Tax Revenue Bonds, 4.75%, 10/1/19	100,000	95,397
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/21	650,000	259,344
Providence Rhode Island Go Bonds, 5.36%, 7/15/18	500,000	501,840
San Bernardino County California Financing Authority Revenue Zero Coupon Bonds:
8/1/12	200,000	139,330
8/1/15	251,000	145,457
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	200,000	197,622
South Carolina Medical University Hospital Authority Facilities Revenue Bonds, 5.01%, 2/15/15	100,000	99,837
Westmoreland County Pennsylvania GO Bonds, 6.25%, 5/15/13	315,000	350,271

Total Taxable Municipal Obligations (Cost $4,941,014)		5,041,697

U.S. Government Agencies and Instrumentalities - 5.4%
Federal Home Loan Bank:
2.25%, 3/28/07	500,000	499,350
2.10%, 4/30/07	200,000	199,650
Federal Home Loan Bank Discount Notes, 1/3/05	1,000,000	999,949
Freddie Mac, 2.25%, 3/24/08	200,000	199,902

Total U.S. Government Agencies and Instrumentalities (Cost $1,899,949)		1,898,851

	Principal
U.S. Treasury - 4.1%	Amount	Value
United States Treasury Bonds, 5.375%, 2/15/31	$275,000	$297,214
United States Treasury Notes:
3.50%, 12/15/09	300,000	298,452
4.25%, 11/15/14	825,000	826,675

Total U.S. Treasury (Cost $1,417,814)		1,422,341

Commercial Paper - 1.4%
Public Service Enterprise Group, Inc., 2.92%, 2/14/05	500,000	500,000

Total Commercial Paper (Cost $500,000)		500,000

Equity Securities - 2.0%	Shares	Value
Conseco, Inc., Preferred	2,600	68,900
First Republic Capital Corp., Preferred (e)	300	315,000
Ford Motor Co. Capital Trust II, Preferred	1,000	52,790
Manitoba Telecom Services, Inc.	1,249	50,869
Richmond County Capital Corp., Preferred (e)	1,000	100,000
Roslyn Real Estate Asset Corp., Preferred	1,000	100,000

Total Equity Securities (Cost $651,135)		687,559

Total Investments (Cost $33,544,694) - 96.5%		33,630,069
Other assets and liabilities, net - 3.5%		1,205,828
Net Assets - 100%		$34,835,897

Net Assets Consist Of:
Paid-in capital applicable to 2,187,226 shares of
common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$34,523,503
Undistributed net investment income		93,914
Accumulated net realized gain (loss) on investments		133,092
Net unrealized appreciation (depreciation) on investments		85,388

Net Assets		$34,835,897

Net Asset Value Per Share		$15.93

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m) The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July and December 2003 as well as January, June, July and December 2004. This security is no longer accruing interest.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July and December 2003 as well as January, June, July and December 2004. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

GO: General Obligation

IDA: Industrial Development Authority

REIT: Real Estate Investment Trust

See notes to financial statements.

Income Portfolio

Statement of Operations

Year ended December 31, 2004

Net Investment Income
Investment Income:
Interest income	$1,102,199
Dividend income (net of foreign taxes withheld of $813)	40,788
Total investment income	1,142,987

Expenses:
Investment advisory fee	119,682
Transfer agency fees and expenses	8,628
Directors' fees and expenses	3,394
Administrative fees	89,761
Accounting fees	15,476
Custodian fees	48,171
Reports to shareholders	5,388
Professional fees	18,236
Miscellaneous	625
Total expenses	309,361
Reimbursement from Advisor	(10,233)
Fees paid indirectly	(5,908)
Net expenses	293,220

Net Investment Income	849,767

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	523,421
Foreign currency transactions	246
523,667

Change in unrealized appreciation (depreciation) on:
Investments	236,463
Assets and liabilities denominated in foreign currencies	(174)
236,289

Net Realized and Unrealized Gain (Loss)	759,956

Increase (Decrease) in Net Assets
Resulting From Operations	$1,609,723

See notes to financial statements.

Income Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$849,767	$685,255
Net realized gain (loss)	523,667	1,672,992
Change in unrealized appreciation or (depreciation)	236,289	(26,112)

Increase (Decrease) in Net Assets
Resulting From Operations	1,609,723	2,332,135

Distributions to shareholders from:
Net investment income	(906,064)	(777,495)
Net realized gain	(1,199,381)	(1,078,872)
Total distributions	(2,105,445)	(1,856,367)

Capital share transactions:
Shares sold	13,699,804	9,294,996
Reinvestment of distribution	2,105,445	1,856,367
Shares redeemed	(4,045,662)	(3,237,945)
Total capital share transactions	11,759,587	7,913,418

Total Increase (Decrease) in Net Assets	11,263,865	8,389,186

Net Assets
Beginning of year	23,572,032	15,182,846
End of year (including undistributed net investment
income of $93,914 and $147,749, respectively)	$34,835,897	$23,572,032

Capital Share Activity
Shares sold	831,073	569,093
Reinvestment of distributions	132,418	115,734
Shares redeemed	(244,728)	(198,524)
Total capital share activity	718,763	486,303

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $24,593 was payable at year end.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2005. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $8,745 was payable at year end

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $3,914 for the year ended December 31, 2004. Under the terms of the agreement, $687 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $94,593,769 and $82,556,526, respectively. U.S. Government security purchases and sales were $69,329,755 and $69,407,518, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $33,562,955. Net unrealized appreciation aggregated $67,115, of which $489,337 related to appreciated securities and $422,222 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$1,961,061	$1,711,259
Long-term capital gain	144,384	145,108
Total	$2,105,445	$1,856,367

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$245,267
Unrealized appreciation (depreciation)	67,115
Total	$312,382

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the tax treatment of foreign currency transactions and the tax treatment of mortgage-backed securities.

Undistributed net investment income	$2,462
Accumulated net realized gain (loss)	($2,462)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2004, there were no transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$19,008	1.75%	$1,223,932	April 2004

Income Portfolio

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
	2004	2003	2002**
Net asset value, beginning	$16.05	$15.46	$15.00
Income from investment operations
Net investment income	.39	.44	.58
Net realized and unrealized gain (loss)	.52	1.52	.41
Total from investment operations	.91	1.96	.99
Distributions from:
Net investment income	(.44)	(.57)	(.26)
Net realized and unrealized gain (loss)	(.59)	(.80)	(.27)
Total distributions	(1.03)	(1.37)	(.53)
Total increase (decrease) in net asset value	(.12)	.59	.46
Net asset value, ending	$15.93	$16.05	$15.46

Total return*	5.67%	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	2.84%	3.54%	5.14% (a)
Total expenses	1.03%	1.04%	1.06% (a)
Expenses before offsets	1.00%	1.02%	1.00% (a)
Net expenses	.98%	.98%	.98% (a)
Portfolio turnover	614%	1,636%	788%
Net assets, ending (in thousands)	$34,836	$23,572	$15,183

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference(R)

December 31, 2004

Annual Report
Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

Calvert Variable Series, Inc.

Calvert Social International Equity Portfolio
Managed by Grantham, Mayo, Van Otterloo

Dear Investor:

Performance

CVS Calvert Social International Equity Portfolio returned 17.95% for the year ended December 31, 2004. The portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, returned 20.70% for the same period.

Investment Climate

After languishing for much of the year, international equities turned markedly upward in the fall, making 2004 a successful year for international investors. Much of the gain for international stocks came through currency appreciation, as the U.S. dollar turned sharply downward after the presidential election. Measured in local currencies, the MSCI EAFE Index returned 12.7%, so even without the benefit of currency appreciation, developed foreign equity markets outperformed U.S. stocks, as measured by the 10.87% return of the S&P 500 Index. Emerging markets did better still, with the S&P/IFC Investable Composite Index1 (a common benchmark for emerging markets) returning 28.1% in U.S. dollar terms.

Sectors

Through the reporting period, rising commodity prices were a major influence on markets and stock prices, with oil reaching over $50 per barrel before slipping back at year end. This trend was a factor behind both country and sector performance, as producing nations outperformed consuming ones, and energy and materials stocks posted strong returns. It was the utility sector, though, that posted the best performance for the year. Technology stocks were laggards, with Nokia and semiconductor stocks struggling. Health care also underperformed, as the fallout from the Vioxx withdrawal affected other pharmaceuticals. In the fourth quarter, more-export-sensitive stocks, such as automobile companies, suffered from fears of rising-dollar impacts.

Countries

Austria and Norway posted the best performance among all developed countries. The largest markets -- UK, Japan, France, and Germany -- underperformed the EAFE, based on local-market performance, and the weak economies of Germany and Japan continued to sputter throughout the year, making them the two worst-performing developed markets. Southeast Asian markets performed strongly, and the Australian market continued its strength despite signs that the housing market has topped.

CVS Calvert Social

International Equity Portfolio

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	17.95%
Five year	-3.87%
Ten year	6.53%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

Styles, capitalizations

The value style of investing continued to perform strongly, as it has in the nearly five years since the technology, media, and telecommunications (TMT) bubble peaked in March 2000. The growth style would probably have performed better had it not been for industry-specific factors, as in pharmaceuticals and various consumer staples stocks. Smaller-cap stocks have been strong over the five-year period, continuing to outperform through 2004. During the reporting period, utilities did well, with technology lagging.

Portfolio Strategy

Countries, sectors

Our country selection was a positive over the reporting period, with an overweight to several of the best-performing markets, including Norway and Austria. The Portfolio also benefited from an allocation to emerging markets in general and to South Africa, Indonesia, and Hungary in particular.

Underperformance at the sector level was largely the result of the Portfolio's underweight to energy stocks and overweight to technology stocks. Underweights to mining stocks within the materials sector also detracted from returns. Our overweight to utility stocks was a bright spot. However, this positive was offset by exposure to technology, which was close to neutral on average but went to a more overweight position when performance turned weaker in 2004. Tobacco stocks were a relatively strong performing industry to which the Portfolio has no exposure.

Individual securities

Individual stocks contributing strongly to Portfolio return included UK retailer Next, Japanese consumer finance company Acom, Furukawa Electric, Belgian pharmaceutical UCB Groupe, and Italian utility Enel. Less successful holdings included Volkswagen, UK industrial Invensys, Singapore's Chartered Semiconductor, and Phillips Electronics. Selection was generally stronger among healthcare and financial stocks, but lagged in the industrial and cyclical sectors.

Outlook

Foreign markets now trade at relatively unforgiving valuations. This means that to see continued double-digit returns we would also have to see positive economic surprises and no negative ones. Fortunately, there is more room for positive surprises outside the U.S. (particularly in Germany and Japan), where economic performance expectations are lower. Also, valuations are not so demanding abroad, and the potential exists for further currency appreciation versus the U.S. dollar, resulting in a boost to returns. Thus, while the case for an international bull market is not strong, the relative opportunity looks good from our perspective.

Country Allocation	% of Investments

Argentina	0.3%
Australia	3.2%
Austria	0.7%
Belgium	3.7%
Brazil	1.0%
Canada	0.3%
Czech Republic	0.1%
Denmark	0.7%
Finland	0.8%
France	2.8%
Germany	6.6%
Hong Kong	0.7%
Hungary	0.2%
India	0.5%
Indonesia	0.5%
Ireland	0.8%
Israel	0.3%
Italy	4.3%
Japan	22.9%
Mexico	0.8%
Netherlands	7.9%
Norway	1.5%
Philippines	0.2%
Poland	0.3%
Russia	0.2%
Singapore	1.6%
South Africa	1.2%
South Korea	1.1%
Spain	1.9%
Sweden	5.2%
Switzerland	2.7%
Taiwan	0.9%
Thailand	0.4%
Turkey	0.4%
United Kingdom	22.8%
United States	0.5%

Total	100%

Within markets, value stocks have continued to perform strongly relative to growth. This may be more than they deserve given the relatively narrow discounts at which they now trade. Similarly, small caps have run beyond their historical average discount. So, if markets turn down, it is likely to be the more defensive, high-quality stocks that provide a refuge, as opposed to traditional value stocks that did so well following the TMT bubble's bursting. We maintain confidence that our strategy, which combines value and momentum criteria, can help identify for the Portfolio stocks that can be well positioned in various market conditions.

Sincerely,

Thomas R. Hancock
Grantham, Mayo, Van Otterloo
January 2005

1 Standard & Poors (S&P) uses data from International Finance Corporation (IFC) to construct this index, which comprises more than 1,100 securities in over 20 countries.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,136.70	$10.64
Hypothetical (5% return per year before taxes)	$1,000.00	$1,015.17	$10.04

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of net assets, of Calvert Social International Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 17, 2005

International Equity Portfolio
Statement of net assets
"December 31, 2004

Equity Securities - 96.9%	Shares	Value
Argentina - 0.3%
Grupo Financiero Galicia SA, Class B (ADR)	3,600	$ 30,852
Telecom Argentina SA, Class B (ADR)*	1,600	17,536
		48,388

Australia - 3.1%
Australia & New Zealand Banking Group Ltd.	9,928	159,476
National Australia Bank Ltd.	8,336	187,426
Telstra Corp. Ltd.	31,920	122,271
Westfield Group Ltd.*	9,352	119,873
		589,046

Austria - 0.7%
Mayr-Melnhof Karton AG	725	122,974

Belgium - 3.6%
Dexia	9,631	220,594
Fortis SA/NV	8,495	234,019
UCB SA	4,371	221,297
		675,910

Brazil - 1.0%
Banco Itau Holding Financiera SA (ADR)	700	52,619
Gerdau SA (ADR)	2,960	53,280
Tele Centro Oeste Celular Participacoes SA (ADR)	2,000	19,740
Tele Norte Leste Participacoes SA (ADR)	1,000	16,870
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	1,500	47,580
		190,089

Canada - 0.3%
Royal Bank of Canada	1,000	53,404

Czech Republic - 0.1%
Ceske Radiokomunikace AS (GDR)*	1,200	23,757

Denmark - 0.7%
Novo-Nordisk A/S	2,400	130,584

Finland - 0.8%
Nokia Oyj	9,000	141,570

France - 2.8%
AXA SA	3,050	75,061
BNP Paribas SA	1,861	134,275
Carrefour SA	1,082	51,323
Havas SA	22,094	125,616
Peugeot SA	892	56,390
Societe Generale Groupe	730	73,572
		516,237

Germany - 6.4%
Adidas - Salomon AG	923	148,374
Altana AG	2,024	127,432
Celesio AG	1,840	149,050
Deutsche Bank AG	1,682	148,729
Schering AG	4,098	305,166

Equity Securities - Cont'd	Shares	Value
Germany - Cont'd
Volkswagen AG:
Non-Voting Preferred	4,535	$149,854
Ordinary	3,916	176,791
		1,205,396

Hong Kong - 0.6%
Hang Seng Bank Ltd.	8,800	122,273

Hungary - 0.2%
OTP Bank Rt (GDR)	600	36,600

India - 0.4%
Bajaj Auto Ltd. (GDR)	790	20,745
ICICI Bank Ltd. (ADR)	1,600	32,240
Satyam Computer Services Ltd. (ADR)	800	19,304
State Bank of India Ltd. (GDR)	300	10,950
		83,239

Indonesia - 0.5%
PT Bank Mandiri Tbk	196,000	40,646
PT Indonesian Satellite Corp. Tbk	59,000	36,547
PT Unilever Indonesia Tbk	52,000	18,486
		95,679

Ireland - 0.8%
Allied Irish Banks plc	3,953	82,141
Bank of Ireland	4,392	72,832
		154,973

Israel - 0.3%
Check Point Software Technologies Ltd. *	600	14,778
Teva Pharmaceutical Industries Ltd. (ADR)	1,300	38,818
		53,596

Italy - 4.2%
Enel SpA	37,519	367,208
Parmalat Finanziaria SpA (b)*	42,078	1
Riunione Adriatica di Sicurta SpA	2,896	65,234
Telecom Italia SpA.	108,832	352,109
		784,552

Japan - 22.3%
Acom Co. Ltd.	2,618	195,464
Amada Co. Ltd.	12,000	66,115
Asahi Glass Co. Ltd.	5,000	54,999
Chiba Bank Ltd.	11,000	73,348
Daiichi Pharmaceutical Co. Ltd.	11,300	243,644
Denso Corp.	5,200	138,947
East Japan Railway Co.	11	61,034
Eisai Co Ltd.	5,600	183,705
Furukawa Electric Co. Ltd.	44,000	243,279
Hoya Corp.	900	101,363
Kao Corp.	8,000	204,030
Kawasaki Kisen Kaisha Ltd.	9,000	57,734
Kikkoman Corp.	12,000	114,124
Kobe Steel Ltd.	48,000	73,357
Kyocera Corp.	1,500	115,205
Mazda Motor Corp.	37,933	118,898
Mitsui OSK Lines Ltd.	13,000	77,825
Mizuho Financial Group, Inc.	44	221,007

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Nippon Express Co. Ltd.	18,000	$88,484
Ono Pharmaceutical Co. Ltd.	2,000	111,944
Osaka Gas Co. Ltd.	56,000	174,438
Shizuoka Bank Ltd.	5,000	47,260
Sompo Japan Insurance, Inc.	11,000	111,788
Taiyo Nippon Sanso Corp.	8,000	46,802
Takefuji Corp.	2,120	143,012
Terumo Corp.	7,000	188,066
Tokyo Gas Co. Ltd	19,000	77,679
Toyo Seikan Kaisha Ltd.	5,000	91,989
Toyota Motor Corp.	13,700	556,108
Trend Micro, Inc.	2,000	107,661
Yamato Transport Co. Ltd.	6,000	88,776
		4,178,085

Mexico - 0.7%
America Movil, SA de CV (ADR)	800	41,880
Cemex, SA de CV (ADR)	1,335	48,621
Telefonos de Mexico, SA de CV (ADR)	1,300	49,816
		140,317

Netherlands - 7.7%
ABN AMRO Holding NV	13,917	367,181
Aegon NV	9,067	123,108
Buhrmann NV	12,441	120,416
Hagemeyer NV	34,215	78,739
ING Groep NV (CVA)	17,637	531,462
Koninklijke Philips Electronics NV	8,037	212,263
		1,433,169

Norway - 1.5%
DNB NOR ASA	16,610	163,156
Telenor ASA	13,000	117,545
		280,701

Philippines - 0.2%
Globe Telecom, Inc.	1,999	34,014

Poland - 0.3%
Bank Pekao SA (GDR)	500	23,190
Telekomunikacja Polska SA (GDR)	4,500	29,700
		52,890

Russia - 0.2%
VimpelCom (ADR)*	900	32,526

Singapore - 1.5%
DBS Group Holdings Ltd.	11,000	108,491
Singapore Telecommunications Ltd.	122,000	177,873
		286,364

South Africa - 1.2%
Alexander Forbes Ltd.	9,000	16,965
Bidbee Ltd.*	300	2,641
BIDVest Group Ltd.:
Common	1,699	24,117
Warrants (strike price 6,000 ZAR/share, expires 12/8/06)*	120	510
Investec Ltd.	1,000	32,035
Nedcor Ltd.	2,352	32,387
Pick'n Pay Stores Ltd.	7,000	28,743

Equity Securities - Cont'd	Shares	Value
South Africa - Cont'd
Spar Group Ltd.*	2,000	$7,611
Telkom South Africa Ltd.	856	14,847
Tiger Brands Ltd.	2,000	34,301
VenFin Ltd.	6,000	26,655
		220,812

South Korea - 1.1%
Kookmin Bank (ADR)*	1,700	66,436
KT Corp. (ADR)	2,530	55,179
SK Telecom Co. Ltd. (ADR)	3,452	76,807
		198,422

Spain - 1.9%
Banco Bilbao Vizcaya Argentaria SA	9,122	161,147
Gas Natural SDG SA	6,186	190,592
		351,739

Sweden - 5.0%
Assa Abloy AB	6,600	112,300
Hennes & Mauritz AB	3,700	128,409
Holmen AB	2,700	93,096
Nordea Bank AB	26,500	266,172
Telefonaktiebolaget LM Ericsson	107,000	340,064
		940,041

Switzerland - 2.6%
Givaudan AG	110	72,209
Swisscom AG	683	268,172
Zurich Financial Services Group AG	885	147,060
		487,441

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	13,556	115,090
United Microelectronics Corp. (ADR)*	15,082	53,239
		168,329

Thailand - 0.4%
Bangkok Bank PCL (NVDR)	5,000	13,385
Charoen Pokphand Foods PCL	80,000	7,784
Electricity Generating PCL (NVDR)	7,000	13,333
Kiatnakin Finance PCL	10,000	8,623
Land & Houses PCL (NVDR)	87,000	22,618
National Finance PCL	37,700	13,100
		78,843

Turkey - 0.4%
Turkcell Iletisim Hizmet AS (ADR)	3,723	67,386

United Kingdom - 22.2%
Aviva plc	30,749	369,957
BAA plc	7,771	86,946
Barratt Developments plc	13,932	158,681
BG Group plc	50,236	340,706
Boots Group plc	17,132	215,150
BT Group plc	35,518	138,136
Cadbury Schweppes plc	22,367	207,831
Centrica plc	40,608	183,800
Dixons Group plc	61,631	179,475
GlaxoSmithKline plc	25,743	602,686
HBOS plc	13,769	223,697
Imperial Chemical Industries plc	11,237	51,883

Equity Securities - Cont'd	Shares	Value
United Kingdom - Cont'd
Invensys plc	510,172	$151,499
Next plc	6,870	217,171
Northern Foods plc	54,896	180,108
Reckitt Benckiser plc	4,208	126,894
Scottish & Southern Energy plc	16,494	275,710
Scottish Power plc	20,206	156,105
United Utilities plc	15,389	185,743
Wolseley plc	5,625	104,911
		4,157,089

Total Equity Securities (Cost $14,917,661)		18,136,435

	Principal
U.S. Government Agencies and Instrumentalities - 0.6%	Amount
United States Treasury Bills, 2/24/05 (l )	$100,000	99,724

Total U.S. Government Agencies and Instrumentalities (Cost $99,724)		99,724

Total Investments (Cost $15,017,385) - 97.5%		18,236,159
Other assets and liabilities, net - 2.5%		476,163
Net Assets - 100%		$ 18,712,322

Net Assets Consist Of:
Paid-in capital applicable to 1,134,913 shares of
common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$18,554,049
Undistributed net investment income (loss)		22,927
Accumulated net realized gain (loss) on investments and foreign currency transactions		(3,110,855)
Net unrealized appreciation (depreciation) on investments and foreign currencies and
assets and liabilities denominated in foreign currencies		3,246,201

Net Assets		$18,712,322

Net Asset Value Per Share		$16.49

(b) This security is valued by the Board of Directors. See Note A.

(l) Collateral for futures contracts.

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipts

CVA: Certificaten Van Aandelen

GDR: Global Depository Receipts

NVDR: Non-Voting Depository Receipts

PCL: Public Company Limited

ZAR: South African Rand

See notes to financial statements.

Forward Foreign Currency Contracts, Open at December 31, 2004

						Unrealized Appreciation/
Contracts to Receive / Deliver		In Exchange For		Settlement Date	Contract Value	(Depreciation)
Purchased:
Australian Dollar	119,415	US Dollar	$92,165	25-Feb-05	$92,735	$570
Swiss Franc	130,152	US Dollar	110,504	25-Feb-05	114,387	3,883
Swiss Franc	633,592	US Dollar	544,700	25-Feb-05	556,847	12,147
Danish Kroner	332,000	US Dollar	58,076	25-Feb-05	60,445	2,369
Euro	116,315	US Dollar	149,921	25-Feb-05	157,540	7,619
Euro	125,517	US Dollar	162,896	25-Feb-05	170,002	7,106
Japanese Yen	5,284,500	US Dollar	49,670	25-Feb-05	51,644	1,974
Total Purchased						$35,668

Sold:
British Pound	151,720	US Dollar	$279,238	25-Feb-05	$289,612	($10,374)
British Pound	41,135	US Dollar	78,809	25-Feb-05	78,522	287
Japanese Yen	5,779,123	US Dollar	55,845	25-Feb-05	56,477	(632)
Total Sold						($10,719)

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures(i)	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	4	1/05	$207,476	$205
DAX Index	1	3/05	145,168	115
Total Purchased				$320

Sold:
FTSE 100 Index	1	3/05	92,107	$275
Total Sold				$275

(i) Futures collateralized by 100,000 units of U.S. Treasury Bills.

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Year ended December 31, 2004

Net Investment Income
Investment Income:
Interest income	$1,418
Dividend income (net of foreign taxes withheld of $44,159)	380,441
Total investment income	381,859

Expenses:
Investment advisory fee	117,006
Transfer agency fees and expenses	10,617
Directors' fees and expenses	2,079
Administrative fees	54,601
Accounting fees	18,338
Custodian fees	110,695
Reports to shareholders	4,477
Professional fees	19,163
Miscellaneous	2,731
Total expenses	339,707
Fees waived	(15,211)
Fees paid indirectly	(9,047)
Net expenses	315,449

Net Investment Income	66,410

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $2,178)	1,351,932
Foreign currencies	79,318
Futures	27,590
1,458,840

Change in unrealized appreciation (depreciation):
Investments and foreign currencies (net of deferred foreign taxes of $1,306)	1,292,874
Assets and liabilities denominated in foreign currencies (including foreign currency contracts)	(30,204)
Futures	(18,517)
1,244,153

Net Realized and Unrealized Gain (Loss)	2,702,993

Increase (Decrease) in Net Assets
Resulting From Operations	$2,769,403

See notes to financial statements.

International Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$66,410	$35,678
Net realized gain (loss)	1,458,840	269,925
Change in unrealized appreciation or (depreciation)	1,244,153	2,932,505

Increase (Decrease) in Net Assets
Resulting From Operations	2,769,403	3,238,108

Distributions to shareholders from:
Net investment income	(143,309)	(286,337)

Capital share transactions:
Shares sold	5,136,418	4,839,496
Reinvestment of distributions	143,309	286,337
Shares redeemed	(3,364,242)	(3,587,364)
Total capital share transactions	1,915,485	1,538,469

Total Increase (Decrease) in Net Assets	4,541,579	4,490,240

Net Assets
Beginning of year	14,170,743	9,680,503
End of year (including undistributed net investment
income of $22,927 and $19,040, respectively)	$18,712,322	$14,170,743

Capital Share Activity
Shares sold	349,130	404,636
Reinvestment of distributions	8,647	20,438
Shares redeemed	(228,805)	(305,209)
Total capital share activity	128,972	119,865

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, $1, or .00% of net assets, were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $31,192 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. For the year ended December 31, 2004, CASC waived $15,211 of its fee. Under the terms of the agreement $4,253 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,760 for the year ended December 31, 2004. Under the terms of the agreement $265 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,486,167 and $10,125,884, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $15,103,569. Net unrealized appreciation aggregated $3,132,590, of which $3,471,140 related to appreciated securities and $338,550 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $552,689 and $2,486,387 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$143,309	$286,337
Total	$143,309	$286,337

As of December 31, 2004 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$62,280
Capital loss carryforward	(3,039,076)
Unrealized appreciation (depreciation)	3,132,590
Total	$155,794

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of capital gains tax, foreign currency, and passive foreign investment companies for federal tax purposes.

Undistributed net investment income	$80,786
Accumulated net realized gain (loss)	(80,786)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of passive foreign investment companies and open forward contracts.

The Fund paid foreign taxes of $46,338 and recognized foreign source income of $424,600. Pursuant to IRC Section 853, the Fund designates $.04 per share of foreign taxes and $.37 per share of foreign source income as having been paid for taxable year ended December 31, 2004.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no borrowings outstanding during the year ended December 31, 2004.

International Equity Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$14.09	$10.93
Income from investment operations
Net investment income	.06	.02
Net realized and unrealized gain (loss)	2.47	3.43
Total from investment operations	2.53	3.45
Distributions from
Net investment income	(.13)	(.29)
Total distributions	(.13)	(.29)
Total increase (decrease) in net asset value	2.40	3.16
Net asset value, ending	$16.49	$14.09

Total return*	17.95%	31.56%
Ratios to average net assets: A
Net investment income	.43%	.33%
Total expenses	2.18%	2.42%
Expenses before offsets	2.08%	2.28%
Net expenses	2.02%	2.24%
Portfolio turnover	68%	86%
Net assets, ending (in thousands)	$18,712	$14,171

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$12.85	$19.37	$25.66
Income from investment operations
Net investment income	.05	.02	.01
Net realized and unrealized gain (loss)	(1.97)	(4.81)	(4.49)
Total from investment operations	(1.92)	(4.79)	(4.48)
Distributions from
Net investment income	--	(.02)	--
Net realized gains	--	(1.71)	(1.81)
Total distributions	--	(1.73)	(1.81)
Total increase (decrease) in net asset value	(1.92)	(6.52)	(6.29)
Net asset value, ending	$10.93	$12.85	$19.37

Total return*	(14.94%)	(24.69%)	(17.40%)
Ratios to average net assets: A
Net investment income	.40%	.08%	.06%
Total expenses	2.24%	1.61%	1.53%
Expenses before offsets	2.10%	1.61%	1.53%
Net expenses	2.01%	1.54%	1.36%
Portfolio turnover	143%	86%	70%
Net assets, ending (in thousands)	$9,681	$11,283	$18,572

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert

Investments that make a difference(R)

December 31, 2004

Annual Report
Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

CVS Calvert Social Mid Cap Growth Portfolio returned 9.33% for the one-year reporting period ended December 31, 2004. The benchmark Russell Mid Cap Growth Index returned 15.48% for the same period. We are disappointed in our relative performance for this period, but have taken concrete steps to further enhance our stock-selection process, as discussed below.

Investment Climate

Markets in 2004 played out very much in line with our expectations. The prior year's optimistic outlook was largely realized, with real gross domestic product (GDP) at 3.8% and inflation remaining tame at 3.5%, as measured by the U.S. Consumer Price Index. As a result, the stock market delivered a second consecutive positive year. Profit growth remained strong, and long-term interest rates declined in the face of rising short-term interest rates.

Portfolio Strategy

Our Portfolio's overall relative underperformance for the period came from both sector weightings and individual security selection, as discussed below.

However, we believe you should expect improved Portfolio performance relative to our benchmark in 2005 and beyond. We are working hard to enhance our traditional strength, which is stock selection. Specific initiatives include spreading a broader net in search of what we believe to be superior companies that meet our investment criteria. In addition, we anticipate being more aggressive in weeding out companies with weak or deteriorating fundamentals.

For the reporting period -- sectors

Sectors in the Portfolio that lagged the performance of index sectors included Health Care, Consumer Discretionary, and Producer Durables. Within the Consumer sector, negative contribution came in particular from for-profit education, as during the year a number of industry participants were alleged to have tampered with student records. While some of these allegations could have merit, we are comfortable that the industry, which has very strong longer-term growth prospects, can return to strong profit growth. Portfolio holdings in Financial Services were the strongest positive contributor to performance.

For the reporting period - individual securities

The broadest negative contribution to Portfolio performance during the reporting period was from computer chip and chip-equipment companies. The capital spending and end-user demand that we had expected to develop in 2004 never through the reporting period were Synopsys, Inc., and Cymer, Inc. Another Portfolio disappointment was our Krispy Kreme Doughnuts holding. Prior to a 2004 earnings shortfall pre-announcement, the company was one of the fastest-growing restaurant concepts in the country. During 2004, the company pre-announced an earnings shortfall. While a shortfall often represents a buying opportunity in our investment process, we determined that a shift in fundamentals had occurred and so we eliminated our position.

CVS Calvert Social
Mid Cap Growth Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 12.31.04)

One year	9.33%
Five year	0.24%
Ten year	10.05%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Positive contributions to performance through the period came from Financial Services firms Legg Mason Inc., Franklin Resources Inc., and Checkfree Corp. Nextel Partners, Inc., a wireless phone service provider, was our second-highest contributing stock through the reporting period, adding 1.04% to performance. Also worth noting were the performance and contribution of PETsMART, Inc. This stock is our largest holding and returned almost 50% for the year, contributing 1.56% to annual performance (the Portfolio's single largest positive contributor).

Outlook

Except for corporate earnings growth, we expect market conditions in 2005 to be roughly similar to those we saw in 2004. These expectations include real GDP growth between 3% and 3.5%, inflation between 2% and 3%, and long-term interest rates flat to slightly down. We believe that overall stock market returns of between 8% and 10% are possible in such an environment.

We remain committed to our disciplined, growth-at-a-reasonable-price investment approach and are applying it to a broader spectrum of potential investments as we seek strong performance. And, we're keeping a sharp eye on fundamentals in an effort to eliminate companies showing weakness or deterioration. As a result, we have confidence that the portfolio of securities we're building can perform well over time.

Sincerely,

Ed Brown
Brown Capital Management
January 2005

% of Total
Economic Sectors	Investments

Auto & Transportation	2.4%
Consumer Discretionary	25.9%
Consumer Staples	1.1%
Financial Services	15.7%
Health Care	15.9%
Materials & Processing	0.4%
Other Energy	1.8%
Producer Durables	9.0%
Technology	21.3%
Utilities	2.9%
Others	3.6%

Total	100%

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 -- 12/31/04

Actual	$1,000.00	$1,039.40	$5.87
Hypothetical (5% return per year before taxes)	$1,000.00	$1,019.38	$5.81

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Mid Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Mid Cap Growth Portfolio

Statement of Net Assets

December 31, 2004

Equity Securities - 98.0%	Shares	Value
Banks - Outside New York City - 2.2%
Investors Financial Services Corp.	30,700	$1,534,386

Biotechnology - Research & Production - 4.9%
Biogen Idec, Inc.*	17,700	1,178,997
Genzyme Corp. - General Division*	38,300	2,224,081
		3,403,078

Chemicals - 0.4%
Sigma-Aldrich Corp.	4,600	278,116

Computer - Services, Software & Systems - 4.8%
Adobe Systems, Inc.	15,400	966,196
Intuit, Inc.*	22,700	999,027
Mercury Interactive Corp.*	30,800	1,402,940
		3,368,163

Computer Technology - 4.1%
Network Appliance, Inc.*	33,800	1,122,836
RSA Security, Inc.*	33,600	674,016
Synopsys, Inc.*	33,100	649,422
Zebra Technologies Corp.*	6,900	388,332
		2,834,606

Consumer Electronics - 2.0%
Electronic Arts, Inc.*	22,500	1,387,800

Consumer Products - 1.9%
Nautilus Group, Inc.	54,300	1,312,431

Diversified Production - 2.0%
Danaher Corp.	24,600	1,412,286

Electronic Equipment & Components - 1.5%
Molex, Inc.	35,500	1,065,000

Electronics - Medical Systems - 1.5%
Affymetrix, Inc.*	27,800	1,016,090

Electronics - Semiconductors / Components - 10.0%
Altera Corp.*	66,500	1,376,550
Analog Devices, Inc.	22,000	812,240
Avnet, Inc.*	16,900	308,256
Flextronics International Ltd.*	82,400	1,138,768
Jabil Circuit, Inc.*	59,800	1,529,684
MEMC Electronic Materials, Inc.*	41,800	553,850
Xilinx, Inc.	41,100	1,218,615
		6,937,963

Electronics - Technology - 2.8%
Coherent, Inc.*	29,700	904,068
Trimble Navigation Ltd.*	31,050	1,025,892
		1,929,960

Equity Securities - Cont'd	Shares	Value
Financial Data Processing Services - 3.7%
CheckFree Corp.*	27,200	$1,035,776
Paychex, Inc.	45,300	1,543,824
		2,579,600

Financial Miscellaneous - 1.7%
H & R Block, Inc.	23,500	1,151,500

Healthcare Facilities - 2.6%
Health Management Associates, Inc.	80,750	1,834,640

Healthcare Services - 2.1%
Omnicare, Inc.	41,900	1,450,578

Identification Control & Filter Devices - 2.0%
Waters Corp.*	29,900	1,399,021

Insurance - Multi-Line - 2.0%
Willis Group Holdings Ltd.	33,600	1,383,312

Investment Management Companies - 1.7%
T. Rowe Price Group, Inc.	19,000	1,181,800

Jewelry Watches & Gems - 2.1%
Fossil, Inc.*	56,500	1,448,660

Machinery - Oil Well Equipment & Services - 1.8%
Grant Prideco, Inc.*	62,200	1,247,110

Medical & Dental - Instruments & Supplies - 5.0%
Biomet, Inc.	20,900	906,851
St. Jude Medical, Inc.*	33,800	1,417,234
Wright Medical Group, Inc.*	41,800	1,191,300
		3,515,385

Production Technology Equipment - 3.6%
Cognex Corp.	13,000	362,700
Lam Research Corp.*	36,600	1,058,106
Novellus Systems, Inc.*	38,300	1,068,187
		2,488,993

Recreational Vehicles & Boats - 2.5%
Harley-Davidson, Inc.	28,200	1,713,150

Restaurants - 4.4%
Cheesecake Factory, Inc.*	58,350	1,894,624
Panera Bread Co.*	29,200	1,177,344
		3,071,968

Retail - 15.9%
Advance Auto Parts, Inc.*	43,000	1,878,240
Chico's FAS, Inc.*	23,400	1,065,402
Fastenal Co.	15,300	941,868
Guitar Center, Inc.*	5,100	268,719
PETsMART, Inc.	67,600	2,401,828
Ross Stores, Inc.	36,000	1,039,320
Staples, Inc.	54,500	1,837,195
Williams-Sonoma, Inc.*	47,200	1,653,888
		11,086,460

Equity Securities - Cont'd	Shares	Value
Securities Brokers & Services - 4.7%
Franklin Resources, Inc.	16,200	$1,128,330
Legg Mason, Inc.	29,100	2,131,866
		3,260,196

Soaps & Household Chemicals - 1.1%
Church & Dwight, Inc.	22,800	766,536

Utilities - Telecommunications - 3.0%
Nextel Partners, Inc.*	105,200	2,055,608

Total Equity Securities (Cost $56,964,272)		68,114,396

	Principal
U.S. Government Agencies and Instrumentalities - 3.6%	Amount
Federal Home Loan Bank Discount Notes, 1/3/05	$2,500,000	2,499,861

Total U.S. Government Agencies and Instrumentalities (Cost $2,499,861)		2,499,861

TOTAL INVESTMENTS (Cost $59,464,133) - 101.6%		70,614,257
Other assets and liabilities, net - (1.6%)		(1,122,259)
Net Assets - 100%		$69,491,998

Net Assets Consist of:
Paid-in capital applicable to 2,636,283 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized:		$70,554,548
Accumulated net realized gain (loss) on investments		(12,212,674)
Net unrealized appreciation (depreciation) on investments		11,150,124

Net Assets		$69,491,998

Net Asset Value Per Share		$26.36

* Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income	$195,333
Interest income	11,984
Total investment income	207,317

Expenses:
Investment advisory fee	419,358
Transfer agency fees and expenses	90,877
Accounting fees	22,586
Directors' fees and expenses	7,323
Administrative fees	161,302
Custodian fees	18,397
Reports to shareholders	16,251
Professional fees	18,526
Miscellaneous	3,069
Total expenses	757,689
Fees waived	(9,677)
Fees paid indirectly	(6,884)
Net expenses	741,128

Net Investment Income (Loss)	(533,811)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,978,498
Change in unrealized appreciation (depreciation)	2,448,088

Net Realized and Unrealized Gain
(Loss) on Investments	6,426,586

Increase (Decrease) in Net Assets
Resulting From Operations	$5,892,775

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

	Years Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($533,811)	($442,054)
Net realized gain (loss)	3,978,498	6,969,000
Change in unrealized appreciation or (depreciation)	2,448,088	7,635,047

Increase (Decrease) in Net Assets
Resulting From Operations	5,892,775	14,161,993

Capital share transactions:
Shares sold	9,729,753	12,748,945
Shares redeemed	(8,727,014)	(8,490,757)
Total capital share transactions	1,002,739	4,258,188

Total Increase (Decrease) in Net Assets	6,895,514	18,420,181

Net Assets
Beginning of year	62,596,484	44,176,303
End of year	$69,491,998	$62,596,484

Capital Share Activity
Shares sold	396,258	600,549
Shares redeemed	(356,129)	(417,431)
Total capital share activity	40,129	183,118

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $51,273 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $13,794 was payable at year end. For the year ended December 31, 2004, CASC waived $9,677 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $7,542 for the year ended December 31, 2004. Under the terms of the agreement, $1,278 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $56,696,765 and $57,126,318, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $59,520,269. Net unrealized appreciation aggregated $11,093,988, of which $12,149,925 related to appreciated securities and $1,055,937 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $12,156,538 at December 31, 2003 may be used to offset future capital gains until expiration in December 2010.

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($12,156,538)
Unrealized appreciation (depreciation)	11,093,988
Total	($1,062,550)

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

Undistributed net investment income	$533,811
Paid in capital	(533,811)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$524	1.70%	$49,802	March 2004

Mid Cap Growth Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$24.11	$18.31
Income from investment operations
Net investment income (loss)	(.20)	(.17)
Net realized and unrealized gain (loss)	2.45	5.97
Total from investment operations	2.25	5.80
Total increase (decrease) in net asset value	2.25	5.80
Net asset value, ending	$26.36	$24.11

Total return*	9.33%	31.68%
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(.87%)
Total expenses	1.17%	1.20%
Expenses before offsets	1.16%	1.19%
Net expenses	1.15%	1.17%
Portfolio turnover	89%	148%
Net assets, ending (in thousands)	$69,492	$62,596

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$25.51	$31.04	$30.03
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.15)
Net realized and unrealized gain (loss)	(7.01)	(3.58)	3.69
Total from investment operations	(7.20)	(3.76)	3.54
Distributions from
Net realized gains	--	(1.77)	(2.53)
Total distributions	--	(1.77)	(2.53)
Total increase (decrease) in net asset value	(7.20)	(5.53)	1.01
Net asset value, ending	$18.31	$25.51	$31.04

Total return*	(28.22%)	(12.20%)	11.57%
Ratios to average net assets: A
Net investment income (loss)	(.90%)	(.77%)	(.60%)
Total expenses	1.19%	1.13%	1.12%
Expenses before offsets	1.18%	1.13%	1.12%
Net expenses	1.16%	1.10%	1.02%
Portfolio turnover	134%	60%	97%
Net assets, ending (in thousands)	$44,176	$65,090	$64,027

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference(R)

December 31, 2004

Annual Report
Calvert Variable Series, Inc.
Calvert Social Money Market Portfolio

Calvert Variable Series, Inc.
Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2004, CVS Calvert Social Money Market Portfolio shares returned 0.72%, versus 0.83% for our benchmark, the Lipper VA Money Market Instrument Funds Average.

Investment Climate

In 2004, the U.S. economy, as measured by GDP (gross domestic product), grew at a healthy pace of approximately 3.8%, featuring an improving labor market, steady personal consumption, solid business investment, and growing government spending. However, the U.S. current-account deficit was at a record high, and the U.S. dollar continued in its bear cycle, falling 6% against other major currencies. Headline measures of inflation, such as the Consumer Price Index (CPI), which includes food and energy prices, were affected by volatile and rising energy prices. The price of oil increased by 33% to $54 per barrel. Core measures of inflation, however, rose at a subdued pace, with the core CPI, which excludes food and energy prices, running at 2%.

In June, after holding the target Fed funds rate steady at 1% for one year, the Federal Open Market Committee (FOMC) hiked the target Fed funds rate 0.25% and followed with a further 0.25% hike at each meeting for the remainder of the year. The target Fed funds rate on December 31, 2004 stood at 2.25%. Money-market rates rose in step with the target Fed funds rate.

Portfolio Strategy

During the first half of the year, we focused our purchases on the short-term end of the money-market yield curve and held on to higher-yielding, longer-term securities. In addition, we purchased variable-rate securities, which reset quickly when the Fed begins to raise rates, positioning the Portfolio to take advantage of rising money-market rates. We continued this strategy during the second half of the year, maintaining a short average-days-to-maturity approach, which should benefit the Portfolio if the FOMC continues to raise short-term rates, as anticipated.

Money Market Portfolio*

Average Annual Total Return

(period ended 12.31.04)

One year	0.72%
Five year	2.47%
Ten year	3.78%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

% of Total
Investment Allocation	Investments

Taxable Variable Rate
Demand Notes	81.9%
U.S. Government Agencies
and Instrumentalities	18.1%

Total	100%

Outlook

Fed monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e. neither overly accommodative nor overly restrictive. We believe that level is at least 3.5% and so expect the FOMC to continue the campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the number and/or degree of rate hikes if inflation expectations notably increase. Much will depend on the economic data in 2005. Continued Fed rate hikes mean money-market investors should experience higher returns than in the past few years. We believe our current policy of maintaining a short average-days-to-maturity strategy positions the Portfolio to benefit if the FOMC continues to raise short-term interest rates, as anticipated.

Sincerely,

James B. O'Boyle	Thomas A. Dailey
Portfolio Managers, Calvert Asset Management Company
January, 2005

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,005.24	$3.90
Hypothetical (5% return per year before taxes)	$1,000.00	$1,021.24	$3.93

* Expenses are equal to the Fund's annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Money Market Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Money Market Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, Pennsylvania

February 17, 2005

Money Market Portfolio

Statement of Net Assets

December 31, 2004

	Principal
Taxable Variable Rate Demand Notes* - 80.7%	Amount	Value
550 West 14th Place Revenue, 2.37%, 2/1/29, LOC: Harris Trust (r)	$390,000	$390,000
Alabama State IDA Revenue, 2.47%, 5/1/10, LOC: Regions Bank (r)	65,000	65,000
Alabama State Incentives Financing Authority Revenue, 2.47%, 10/1/29, BPA: Southtrust Bank,
AMBAC Insured (r)	385,000	385,000
Alameda County California IDA Revenue, 2.35%, 7/1/30, LOC: Union Bank, C/LOC: CalSTERS (r)	400,000	400,000
Atmore Alabama Industrial Development Board Revenue, 2.57%, 8/1/22,
LOC: Whitney National Bank, C/LOC: Bank of New York (r)	160,000	160,000
California State Pollution Control Financing Authority Revenue, 2.52%, 9/1/05,
LOC: Wells Fargo Bank (r)	105,000	105,000
Enclave at Lynn Haven LLC, 2.41%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB (r)	390,000	390,000
Florida State Housing Finance Corp. MFH Revenue, 2.44%, 10/15/32, LOC: Fannie Mae (r)	340,000	340,000
Heritage Funeral Services LLC, 2.62%, 2/1/18, LOC: Northern Trust Co. (r)	310,000	310,000
Holland Board of Public Works Home Building Co., 2.62%, 11/1/22, LOC: Wells Fargo Bank (r)	170,000	170,000
Kaneville Road Joint Venture, Inc., 2.48%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	365,000	365,000
Main & Walton Development Co. LLC, 2.40%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB (r)	410,000	410,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 2.50%, 8/1/20,
LOC: Marshall & Ilsley Bank (r)	380,000	380,000
Montgomery Alabama Special Care Facilities Financing Authority Revenue, 2.42%, 5/1/22,
LOC: AmSouth Bank (r)	135,000	135,000
Montgomery County New York Industrial Development Board Pollution Control Revenue,
2.47%, 5/1/25, LOC: FHLB (r)	390,000	390,000
Nevada State Housing Division Revenue:
2.40%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB (r)	100,000	100,000
2.40%, 4/15/35, LOC: Fannie Mae (r)	150,000	150,000
New Jersey State Economic Development Authority Revenue, 2.47%, 11/1/06,
LOC: Wachovia Bank (r)	115,000	115,000
New York City New York Housing Development Corp. Revenue, 2.40%, 6/1/33,
LOC: Bayerische Landesbank Girozentrale (r)	400,000	400,000
Pennsylvania State Higher Educational Facilities Authority Revenue, 3.00%, 8/1/07,
LOC: Citizens Bank of Pennsylvania (r)	225,000	225,000
Post Apartment Homes LP MFH Revenue, 2.42%, 7/15/29, CA: Fannie Mae (r)	490,000	490,000
Racetrac Capital LLC, 2.45%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000
Rocketship Properties III LLC, 2.59%, 6/1/21, LOC: National Bank of South Carolina (r)	250,000	250,000
San Joaquin Mariners Association LP, 2.55%, 7/1/29, LOC: Credit Suisse First Boston Corp. (r)	285,000	285,000
Southeast Alabama Gas Distribution Revenue, 2.47%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured (r)	150,000	150,000
Southern Indiana Investments Company Two LLC, 2.47%, 10/15/26, LOC: Old National Bank,
C/LOC: FHLB (r)	100,000	100,000
St. Joseph County Indiana Economic Development Revenue, 2.71%, 6/1/27, LOC: FHLB (r)	325,000	325,000
Suffolk County New York IDA Revenue, 2.45%, 12/15/07, LOC: JP Morgan Chase Bank (r)	180,000	180,000
Tyler Enterprises LLC, 2.47%, 10/1/22, LOC: Peoples Bank & Trust, C/LOC: FHLB (r)	265,000	265,000
Washington State Housing Finance Commission MFH Revenue:
2.48%, 2/1/28, LOC: U.S. Bank (r)	365,000	365,000
2.48%, 7/15/34, LOC: Fannie Mae (r)	1,670,000	1,670,000
2.48%, 5/15/35, LOC: Fannie Mae (r)	275,000	275,000
Wyandotte County and Kansas City Kansas MFH Revenue, 2.92%, 6/15/35, LOC: Fannie Mae (r)	350,000	350,000

Total Taxable Variable Rate Demand Notes (Cost $10,390,000)		10,390,000

	Principal
U.S. Government Agencies and Instrumentalities - 17.9%	Amount	Value
Federal Farm Credit Discount Notes, 8/16/05	$250,000	$246,737
Federal Home Loan Bank:
1.30%, 4/11/05	500,000	500,000
1.30%, 4/27/05	500,000	500,000
Freddie Mac Discount Notes:
4/5/05	315,000	313,429
6/30/05	500,000	495,200
12/13/05	250,000	243,188

Total U.S. Government Agencies and Instrumentalities (Cost $2,298,554)		2,298,554

Total Investments (Cost $12,688,554) - 98.6%		12,688,554
Other assets and liabilities, net - 1.4%		174,499
Net Assets - 100%		$12,863,053

Net Assets Consist of:
Paid-in capital applicable to 12,865,269 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		$12,860,315
Undistributed net investment income		2,738

Net Assets		$12,863,053

Net Asset Value Per Share		$1.00

(r) The coupon rate shown on floating rate or adjustable rate securities represents the rate at period end.

* Tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	CalSTERS: California State Teachers Retirement System
CA: Collateral Agreement	FHLB: Federal Home Loan Bank
C/LOC: Confirming Letter of Credit	IDA: Industrial Development Authority
LOC: Letter of Credit	LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Year Ended December 31, 2004

Net Investment Income
Investment Income:
Interest income	$207,009
Total investment income	207,009

Expenses:
Investment advisory fee	41,039
Transfer agency fees and expenses	3,956
Administrative fees	27,356
Accounting fees	10,739
Directors' fees and expenses	1,763
Custodian fees	7,347
Reports to shareholders	2,790
Professional fees	17,923
Insurance	3,414
Miscellaneous	867
Total expenses	117,194
Fees waived	(8,003)
Fees paid indirectly	(1,308)
Net expenses	107,883

Net Investment Income	99,126

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	42

Increase (Decrease) in Net Assets
Resulting From Operations	$99,168

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$99,126	$125,316
Net realized gain (loss)	42	--

Increase (Decrease) in Net Assets
Resulting From Operations	99,168	125,316

Distributions to shareholders from:
Net investment income	(96,430)	(127,886)

Capital share transactions:
Shares sold	4,744,475	8,314,135
Reinvestment of distributions	95,985	128,349
Shares redeemed	(7,130,635)	(15,738,148)
Total capital share transactions	(2,290,175)	(7,295,664)

Total Increase (Decrease) in Net Assets	(2,287,437)	(7,298,234)

Net Assets
Beginning of year	15,150,490	22,448,724
End of year (including undistributed net investment
income of $2,738 and $0, respectively)	$12,863,053	$15,150,490

Capital Share Activity
Shares sold	4,744,475	8,314,135
Reinvestment of distributions	95,985	128,349
Shares redeemed	(7,130,635)	(15,738,148)
Total capital share activity	(2,290,175)	(7,295,664)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .30% on the first $250 million, .275% on the next $250 million and .25% on the excess of $500 million. Under the terms of the agreement $11,478 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. For the year ended December 31, 2004, CASC waived $8,003 of its fee. Under the terms of the agreement $1,550 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,521 for the year ended December 31, 2004. Under the terms of the agreement, $136 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2004 for federal income tax purposes was $12,688,554.

The tax character of dividends and distributions paid during the years ended December 31, 2004, and December 31, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$96,430	$127,886
Total	$96,430	$127,886

As of December 31, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,738
Total	$2,738

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the redesignation of dividends.

Undistributed net investment income	$42
Accumulated net realized gain (loss)	(42)

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2004, purchases and sales transactions were $14,090,000 and $10,895,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
	$2,989	1.76%	$404,762	May 2004

Money Market Portfolio
Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.007	.006
Net realized gain (loss)	**	--
Total from investment operations	.007	.006
Distributions from
Net investment income	(.007)	(.006)
Total increase (decrease) in net asset value	--	--
Net asset value, ending	$1.00	$1.00

Total return*	0.72%	0.64%
Ratios to average net assets: A
Net investment income	.72%	.65%
Total expenses	.86%	.77%
Expenses before offsets	.80%	.73%
Net expenses	.79%	.72%
Net assets, ending (in thousands)	$12,863	$15,150

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.014	.037	.058
Total from investment operations	.014	.037	.058
Distributions from
Net investment income	(.014)	(.037)	(.058)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.44%	3.74%	5.94%
Ratios to average net assets: A
Net investment income	1.40%	3.67%	5.85%
Total expenses	.74%	.67%	.66%
Expenses before offsets	.71%	.67%	.66%
Net expenses	.70%	.63%	.61%
Net assets, ending (in thousands)	$22,449	$21,781	$22,969

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

** Amount was less than .001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert
Investments that make a difference(R)

December 31, 2004

Annual Report
Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Managed by Awad Asset Management, Inc.

Dear Investor:

Performance

For the 12-month reporting period ended December 31, 2004, CVS Calvert Social Small Cap Growth Portfolio returned 10.52%, while the benchmark Russell 2000 Index returned 18.33%.

While we certainly are disappointed with our relative returns for the period, we retain confidence that refinements we've made to our disciplined, bottom-up strategy should improve our results going forward.

Investment Climate

After a frustrating start, 2004 ended with a sprint, creating the probability that 2005 will get off to a good start. The markets are being supported by economic growth, profit growth, takeovers, and tolerable levels of inflation and interest rates. Conversely, some resistance is being applied by volatile energy prices, U.S. dollar instability, geopolitical tensions, and slight cyclical upticks in short-term interest rates.

We see investors with a glass-is-half-full mindset, demonstrating what we believe to be a reasonable upward bias with regard to equity prices as we close out 2004 and begin 2005.

Portfolio Strategy

Awad Asset Management approaches securities selection using a bottom-up strategy, so Portfolio performance is largely the result of stock selection. Indeed, for this reporting period it was this bottom-up selection -- not strategic or tactical decisions with respect to sector or style decisions -- that detracted from performance. Specific holdings that were a significant drag included business-process-outsourcing providers Startek and Sourcecorp, Inc., process-technology provider Axcelis, K-V Pharm, and property and casualty specialty insurer Quanta Capital Holdings Ltd. Despite their negative influence during the reporting period, however, we continue to have confidence in these positions.

Certainly, we're disappointed with the Portfolio's overall relative performance for the period, though we're pleased with the positive contribution of several individual securities. These included global business and security firm Brink's(R) Inc., sales-lead and mailing-list provider InfoUSA, fashion and cosmetics retailer StageStores, Inc., publisher John Wiley & Sons, and market-data and financial-information provider Interactive Data Corp. We continue to hold these positions.

Another positive during the period occurred as a result of the acquisition of three strategically attractive companies included in our Portfolio -- financial risk-management specialist Barra, communications firm Allstream, and eyeglass lens specialist Sola.

CVS Calvert Social
Small Cap Growth Portfolio1

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.04)

One year	10.52%
Five year	7.07%
Since inception (3.15.95)	7.81%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

Going forward

In our view, investors will continue to gravitate towards securities that show earnings growth and are selling at reasonable valuations -- characteristics that have frequently been found in the small-cap arena in recent years. We are re-examining this arena, applying our investment process to a broader spectrum of potential investments as we seek stronger performance. Examples of new positions we have established that we believe demonstrate desirable characteristics include Dendrite International, which provides cost-saving software for the pharmaceutical industry, and Sirva, a provider of relocation services. We believe that both are solid, growing companies selling at attractive valuations and not well followed by Wall Street.

Outlook

We believe reasonably priced small-cap equities with good growth prospects should provide good absolute and relative returns in 2005. Our expectation is that profit-growth momentum is likely to lead to continued price gains in early 2005. Lurking in the background, though, are large U.S. economic issues regarding the trade deficit, the federal budget deficit, and demographic issues affecting Social Security and Medicare. Any remedy to these issues is more than likely to require a combination of tax increases and spending cuts, both of which are a drag on the economy.

The financial markets will be watching closely to see if the Bush administration is willing to take credible action to address these issues. The report card will be the U.S. dollar. If the administration acts credibly, we could have a multi-year bull market. If not, we expect markets to react with skepticism.

We are seeking to improve relative performance in 2005 as we expand the universe of securities to which our proven, bottom-up investment process can be applied.

Sincerely,

James D. Awad
Awad Asset Management
January 2005

% of Total
Economic Sectors	Investments

Consumer Discretionary	40.4%
Financial Services	26.6%
Healthcare	4.6%
Materials & Processing	3.6%
Other Energy	5.2%
Producer Durables	7.8%
Technology	11%
Utilities	0.8%

Total	100%

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/04	12/31/04	7/1/04 - 12/31/04

Actual	$1,000.00	$1,026.30	$6.70
Hypothetical (5% return per year before taxes)	$1,000.00	$1,018.52	$6.67

* Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public accounting Firm

The Board of Directors of Calvert Variable Series, Inc. and
Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Small Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 17, 2005

Small Cap Growth Portfolio
Statement of Net Assets
December 31, 2004

Equity Securities - 97.0%	Shares	Value
Banks - Outside New York City - 1.5%
Capital Crossing Bank*	8,800	$270,072

Building - Air Conditioning - 0.8%
Lennox International, Inc.	7,000	142,450

Commercial Information Services - 5.7%
infoUSA, Inc.*	61,000	682,590
SOURCECORP, Inc.*	17,700	338,247
		1,020,837

Communications Technology - 3.7%
CommScope, Inc.*	34,700	655,830

Computer - Services, Software & Systems - 2.7%
Dendrite International, Inc.*	25,000	485,000

Computer Technology - 4.3%
UNOVA, Inc.*	30,500	771,345

Drugs & Pharmaceuticals - 4.5%
KV Pharmaceutical Co.*	36,550	805,927

Financial Information Services - 4.6%
Interactive Data Corp.*	38,000	826,120

Insurance - Property & Casualty - 7.5%
PMI Group, Inc.	16,800	701,400
Quanta Capital Holdings Ltd.*	69,200	638,024
		1,339,424

Investment Management Companies - 4.0%
MCG Capital Corp.	42,500	728,025

Manufactured Housing - 2.5%
Champion Enterprises, Inc.*	38,500	455,070

Manufacturing - 3.1%
Federal Signal Corp.	31,500	556,290

Oil - Crude Producers - 5.1%
Comstock Resources, Inc.*	8,400	185,220
Energy Partners Ltd.*	18,500	374,995
Swift Energy, Co.*	12,100	350,174
		910,389

Production Technology Equipment - 1.9%
Axcelis Technologies, Inc.*	42,500	345,525

Publishing - Miscellaneous - 4.2%
John Wiley & Sons, Inc.	21,400	745,576

Real Estate - 2.7%
Sunterra, Corp.*	34,000	477,360

Equity Securities - Cont'd	Shares	Value
Real Estate Investment Trust - 4.8%
Highland Hospitality Corp.	57,000	$640,680
Saxon Capital, Inc.	8,900	213,511
		854,191

Restaurants - 2.8%
Brinker International, Inc.*	14,500	508,515

Retail - 8.3%
Sonic Automotive, Inc.	16,100	399,280
Stage Stores, Inc.*	18,300	759,816
United Auto Group, Inc.	11,500	340,285
		1,499,381

Securities Brokers & Services - 3.4%
NCO Group, Inc.*	23,500	607,475

Services - Commercial - 12.1%
Brink's Co.	11,700	462,384
MoneyGram International, Inc.	21,200	448,168
SIRVA, Inc.*	35,000	672,700
StarTek, Inc.	20,700	588,915
		2,172,167

Utilities - Telecommunications - 0.8%
Manitoba Telecom Services, Inc.	3,579	145,766

Wholesalers - 6.0%
Adesa, Inc.	20,000	424,400
Tech Data Corp.*	14,500	658,300
		1,082,700

Total Equity Securities (Cost $14,243,875)		17,405,435

TOTAL INVESTMENTS (Cost $14,243,875) - 97.0%		17,405,435
Other assets and liabilities, net - 3.0%		533,575
Net Assets - 100%		$17,939,010

Net Assets Consist of:
Paid-in capital applicable to 1,067,473 shares of common stock outstanding; $0.01 par value,
1,000,000,000 shares authorized:		$15,860,860
Accumulated net realized gain (loss) on investments		(1,083,444)
Net unrealized appreciation (depreciation) on investments		3,161,594

Net Assets		$17,939,010

Net Asset Value Per Share		$16.81

* Non-income producing security.

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $3,043)	$202,731
Interest income	1,899
Total investment income	204,630

Expenses:
Investment advisory fee	131,575
Transfer agent fees and expenses	18,083
Accounting fees	11,573
Directors' fees and expenses	2,271
Administrative fees	43,853
Custodian fees	12,640
Reports to shareholders	5,741
Professional fees	16,974
Miscellaneous	1,391
Total expenses	244,101
Fees waived	(7,649)
Fees paid indirectly	(6,060)
Net expenses	230,392

Net Investment Income (Loss)	(25,762)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,957,070
Foreign currencies	994
1,958,064

Change in unrealized appreciation (depreciation) on:
Investments	(338,384)
Assets and liabilities denominated in foreign currencies	(750)
(339,134)

Net Realized and Unrealized Gain
(Loss) on Investments	1,618,930

Increase (Decrease) in Net Assets
Resulting From Operations	$1,593,168

See notes to financial statements.

Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($25,762)	($45,699)
Net realized gain (loss)	1,958,064	(1,333,929)
Change in unrealized appreciation or (depreciation)	(339,134)	5,759,503

Increase (Decrease) in Net Assets
Resulting From Operations	1,593,168	4,379,875

Distributions to shareholders from:
Net investment income	--	(197,218)
Total distributions	--	(197,218)

Capital share transactions:
Shares sold	6,585,021	6,180,812
Reinvestment of distributions	--	197,218
Shares redeemed	(6,567,023)	(6,236,812)
Total capital share transactions	17,998	141,218

Total Increase (Decrease) in Net Assets	1,611,166	4,323,875

Net Assets
Beginning of year	16,327,844	12,003,969
End of year	$17,939,010	$16,327,844

Capital Share Activity
Shares sold	414,484	471,944
Reinvestment of distributions	--	12,857
Shares redeemed	(420,267)	(499,425)
Total capital share activity	(5,783)	(14,624)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2004, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .75%, based on the Portfolio's average daily net assets. Under the terms of the agreement, $21,149 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. For the year ended December 31, 2004, CASC waived $7,649 of its fee. Under the terms of the agreement, $2,983 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $164 for the year ended December 31, 2004. Under the terms of the agreement $164 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $13,025,037 and $13,348,845, respectively.

The cost of investments owned at December 31, 2004 for federal income tax purposes was $14,335,414. Net unrealized appreciation aggregated $3,070,021, of which $3,504,245 related to appreciated securities and $434,224 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $991,905 at December 31, 2004 may be utilized to offset future capital gains until expiration in December 2011.

The tax character of dividends and distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

Distributions paid from:	2004	2003
Ordinary income	--	$197,218
Total	--	$197,218

As of December 31, 2004 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($991,905)
Unrealized appreciation (depreciation)	3,070,021
Total	$2,078,116

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to net operating losses and the tax treatment of foreign currency transactions.

Undistributed net investment income	$25,762
Accumulated net realized gain (loss)	(994)
Paid in capital	(24,768)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2004. For the year ended December 31, 2004, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$11,287	1.99%	$593,027	April 2004

Small Cap Growth Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2004	2003
Net asset value, beginning	$15.21	$11.03
Income from investment operations
Net investment income (loss)	(.02)	(.04)
Net realized and unrealized gain (loss)	1.62	4.41
Total from investment operations	1.60	4.37
Distributions from
Net investment income	--	(.19)
Total increase (decrease) in net asset value	1.60	4.18
Net asset value, ending	$16.81	$15.21

Total return*	10.52%	39.57%
Ratios to average net assets: A
Net investment income (loss)	(.15%)	(.36%)
Total expenses	1.39%	1.42%
Expenses before offsets	1.35%	1.36%
Net expenses	1.31%	1.31%
Portfolio turnover	77%	63%
Net assets, ending (in thousands)	$17,939	$16,328

		Years Ended
	December 31,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$14.80	$13.58	$13.27
Income from investment operations
Net investment income (loss)	.37	(.06)	(.10)
Net realized and unrealized gain (loss)	(3.71)	1.54	.94
Total from investment operations	(3.34)	1.48	.84
Distributions from
Net investment income	(.19)	--	--
Net realized gains	(.24)	(.26)	(.53)
Total distributions	(.43)	(.26)	(.53)
Total increase (decrease) in net asset value	(3.77)	1.22	.31
Net asset value, ending	$11.03	$14.80	$13.58

Total return*	(22.55%)	10.86%	6.29%
Ratios to average net assets: A
Net investment income (loss)	2.66%	(.52%)	(.86%)
Total expenses	1.38%	1.39%	1.61%
Expenses before offsets	1.32%	1.39%	1.61%
Net expenses	1.28%	1.22%	1.26%
Portfolio turnover	66%	59%	106%
Net assets, ending (in thousands)	$12,004	$12,603	$7,204

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED DIRECTORS
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
ALICE GRESHAM DOB: 05/17/50	Director	1999	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	Council on Legal Education Opportunity North Country School
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED DIRECTORS
GREGORY BOAL DOB: 03/24/59	Director	2004	Director of Fixed Income Management of AmerUs	16	Inflective Asset Management
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
WILLIAM LESTER DOB: 01/05/58	Director & President	2004	President, CEO and Treasurer of Ameritas Investment Advisors, Inc.	16
OFFICERS
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
ROBERT J. O'MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd., Fund Treasurer, and Chief Compliance Officer - Funds.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Boal and Mr. Lester are each an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
	$	%*	$	% *

(a) Audit Fees	$206,800	0%	$215,600	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$35,200	0%	$36,960	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$242,000	0%	$252,560	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/03		Fiscal Year ended 12/31/04
$	%*	$	% *
$66,000	0%	$11,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed on September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
Chairman -- Principal Executive Officer

Date: March 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek

Barbara Krumsiek

Chairman -- Principal Executive Officer

Date: March 3, 2005

/s/ Ronald Wolfsheimer

Ronald Wolfsheimer

Treasurer -- Principal Financial Officer

Date: March 4, 2005